Exhibit No. 99

DISCLAIMER

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") and not by the Issuer of the securities or any of its affiliates although it may be based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

CGMI is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS

Although the information contained in this presentation is believed to be reliable, we make no representation or warranty as to the accuracy or completeness of any information contained in this presentation or otherwise provided by us and we accept no liability for the accuracy or completeness of such information. Prior to entering into any transaction contemplated hereby (a "Transaction") you should determine, without reliance upon us or our affiliates, the economic risks and merits (and independently determine that you are able to assume these risks), as well as the legal, tax and accounting characterizations and consequences of any such Transaction. In this regard, by accepting this presentation, you acknowledge that (a) we are not in the business of providing (and you are not relying on us for) legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with any Transaction, (c) you should receive (and rely on) separate and qualified legal, tax and accounting advice and (d) you should apprise senior management in your organization as to such legal, tax and accounting advice (and any risks associated with any Transaction) and our disclaimer as to these matters. Any terms set forth in this presentation are intended for discussion purposes only and are subject to the final expression of the terms as set forth in separate definitive written agreements. Notwithstanding anything herein or in any agreement we may enter into to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

Any prices or levels contained herein are preliminary and indicative only and do not represent bids or offers. These indications are provided solely for your information and consideration, are subject to change at any time without notice and are not intended as a solicitation with respect to the purchase or sale of any instrument. The information contained in this presentation may include results of analyses from a quantitative model which represent potential future events that may or may not be realized, and is not a complete analysis of every material fact representing any product. Any estimates included herein constitute our judgment as of the date hereof and are subject to change without any notice. We and/or our affiliates may make a market in these instruments for our customers and for our own account. Accordingly, we may have a position in any such instrument at any time.

(C) 2003 Citigroup Global Markets Inc. Member SIPC. CITIGROUP and Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.

DISCLAIMER

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") and not by the Issuer of the securities or any of its affiliates although it may be based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

CGMI is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

Although the information contained in this presentation is believed to be reliable, we make no representation or warranty as to the accuracy or completeness of any information contained in this presentation or otherwise provided by us and we accept no liability for the accuracy or completeness of such information. Prior to entering into any transaction contemplated hereby (a "Transaction") you should determine, without reliance upon us or our affiliates, the economic risks and merits (and independently determine that you are able to assume these risks), as well as the legal, tax and accounting characterizations and consequences of any such Transaction. In this regard, by accepting this presentation, you acknowledge that (a) we are not in the business of providing (and you are not relying on us for) legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with any Transaction, (c) you should receive (and rely on) separate and qualified legal, tax and accounting advice and (d) you should apprise senior management in your organization as to such legal, tax and accounting advice (and any risks associated with any Transaction) and our disclaimer as to these matters. Any terms set forth in this presentation are intended for discussion purposes only and are subject to the final expression of the terms as set forth in separate definitive written agreements. Notwithstanding anything herein or in any agreement we may enter into to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

Any prices or levels contained herein are preliminary and indicative only and do not represent bids or offers. These indications are provided solely for your information and consideration, are subject to change at any time without notice and are not intended as a solicitation with respect to the purchase or sale of any instrument. The information contained in this presentation may include results of analyses from a quantitative model which represent potential future events that may or may not be realized, and is not a complete analysis of every material fact representing any product. Any estimates included herein constitute our judgment as of the date hereof and are subject to change without any notice. We and/or our affiliates may make a market in these instruments for our customers and for our own account. Accordingly, we may have a position in any such instrument at any time.

(C) 2003 Citigroup Global Markets Inc. Member SIPC. CITIGROUP and Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $1,317,220,845.88
Number of Mortgage Loans:                                       7,934
Average Scheduled Principal Balance:                      $166,022.29
Weighted Average Gross Coupon:                                  6.766%
Weighted Average Original Credit Score(3):                        622
Weighted Average Original LTV Ratio:                            79.77%
Weighted Average Original Combined LTV Ratio(1):                83.57%
Weighted Average Stated Remaining Term (months):                  352
Weighted Average Original Term (months):                          353
Weighted Average Roll Term (months):                               23
Weighted Average Gross Margin(2):                               3.569%
Weighted Average Initial Rate Cap(2):                           2.960%
Weighted Average Periodic Rate Cap(2):                          1.011%
Weighted Average Gross Maximum Lifetime Rate(2):               12.768%
Weighted Average Gross Minimum Lifetime Rate(2):                3.569%


(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Includes adjustable-rate Mortgage Loans only.
(3)   Does not include loans with no credit score available.

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Product Type                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                   52      $13,109,599.82        1.00%   $252,107.69       7.161%       73.53%      613
2Y/6M Libor Arm                           6,669    1,105,538,883.12       83.93     165,772.81       6.787        81.22       617
3Y/6M Libor Arm                             156       33,096,898.23        2.51     212,159.60       5.984        76.72       648
Balloon 360/180                             130       26,226,910.07        1.99     201,745.46       6.624        78.07       665
Fixed 15 Yr                                 239       22,634,472.38        1.72      94,704.91       7.011        68.32       638
Fixed 30 Yr                                 688      116,614,082.26        8.85     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Gross                           Number        Principal       Principal     Principal      Gross      Original     Credit
Mortgage Rate (%)                      of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                 5       $1,073,962.37        0.08%   $214,792.47       3.903%       74.78%      714
4.000 - 4.499                                17        4,016,105.99        0.30     236,241.53       4.280        76.95       661
4.500 - 4.999                               195       49,466,290.11        3.76     253,673.28       4.842        73.77       665
5.000 - 5.499                               345       79,023,420.28        6.00     229,053.39       5.269        75.01       655
5.500 - 5.999                             1,187      262,195,420.04       19.91     220,889.15       5.779        75.98       645
6.000 - 6.499                               843      161,744,304.99       12.28     191,867.50       6.253        77.74       635
6.500 - 6.999                             1,736      300,859,469.28       22.84     173,306.15       6.743        79.94       622
7.000 - 7.499                               775      119,183,328.10        9.05     153,784.94       7.254        83.57       612
7.500 - 7.999                             1,133      167,599,814.53       12.72     147,925.70       7.725        84.89       598
8.000 - 8.499                               486       58,933,483.53        4.47     121,262.31       8.258        86.63       589
8.500 - 8.999                               649       67,567,093.29        5.13     104,109.54       8.721        83.14       575
9.000 - 9.499                               212       17,759,700.08        1.35      83,772.17       9.251        82.89       568
9.500 - 9.999                               189       16,766,068.00        1.27      88,709.35       9.709        77.04       545
10.000 - 10.499                              54        3,751,444.80        0.28      69,471.20      10.230        78.74       556
10.500 - 10.999                              78        5,764,310.33        0.44      73,901.41      10.681        81.39       538
11.000 - 11.499                              20          980,605.35        0.07      49,030.27      11.271        79.84       538
11.500 - 11.999                               7          297,798.87        0.02      42,542.70      11.772        70.20       509
12.000 - 12.499                               3          238,225.94        0.02      79,408.65      12.201        78.18       524
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Unpaid                          Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             74       $1,545,931.79        0.12%    $20,890.97       8.974%       66.50%      580
25,000.01 - 50,000.00                       517       20,437,866.82        1.55      39,531.66       8.334        74.82       596
50,000.01 - 75,000.00                       970       61,563,008.37        4.67      63,467.02       7.698        78.32       604
75,000.01 - 100,000.00                    1,000       88,371,410.68        6.71      88,371.41       7.319        79.60       611
100,000.01 - 125,000.00                     980      110,495,032.14        8.39     112,750.03       7.214        80.31       615
125,000.01 - 150,000.00                     857      117,759,627.88        8.94     137,409.13       7.167        80.39       612
150,000.01 - 175,000.00                     764      123,703,320.95        9.39     161,915.34       6.808        79.63       614
175,000.01 - 200,000.00                     632      118,791,876.90        9.02     187,961.83       6.696        80.48       624
200,000.01 - 225,000.00                     446       94,958,980.17        7.21     212,912.51       6.587        79.66       626
225,000.01 - 250,000.00                     344       81,877,620.86        6.22     238,016.34       6.598        79.11       624
250,000.01 - 275,000.00                     260       68,312,078.58        5.19     262,738.76       6.560        80.32       624
275,000.01 - 300,000.00                     218       62,818,260.98        4.77     288,157.16       6.380        79.61       625
300,000.01 - 325,000.00                     161       50,352,399.19        3.82     312,747.82       6.606        82.30       623
325,000.01 - 359,650.00                     199       68,371,245.63        5.19     343,574.10       6.328        80.67       636
359,650.01 - 500,000.00                     350      144,412,981.21       10.96     412,608.52       6.325        81.06       630
500,000.01 -1,000,000.00                    162      103,449,203.73        7.85     638,575.33       6.140        76.71       641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             74       $1,549,546.00        0.12%    $20,939.81       8.975%       66.49%      580
25,000.01 - 50,000.00                       516       20,422,082.00        1.55      39,577.68       8.330        74.84       596
50,000.01 - 75,000.00                       970       61,637,525.00        4.67      63,543.84       7.700        78.30       604
75,000.01 - 100,000.00                    1,000       88,473,458.00        6.71      88,473.46       7.320        79.58       610
100,000.01 - 125,000.00                     980      110,631,504.00        8.39     112,889.29       7.215        80.30       615
125,000.01 - 150,000.00                     824      112,951,495.00        8.56     137,077.06       7.188        81.04       613
150,000.01 - 175,000.00                     793      128,114,908.00        9.71     161,557.26       6.805        79.07       614
175,000.01 - 200,000.00                     636      119,649,236.00        9.07     188,127.73       6.694        80.52       624
200,000.01 - 225,000.00                     446       95,088,965.00        7.21     213,203.96       6.583        79.60       625
225,000.01 - 250,000.00                     332       78,985,184.00        5.99     237,907.18       6.606        79.79       623
250,000.01 - 275,000.00                     272       71,392,964.00        5.41     262,474.13       6.560        79.57       625
275,000.01 - 300,000.00                     219       63,191,750.00        4.79     288,546.80       6.378        79.61       624
300,000.01 - 325,000.00                     161       50,426,554.00        3.82     313,208.41       6.606        82.30       623
325,000.01 - 359,650.00                     185       63,439,396.00        4.81     342,915.65       6.326        80.45       636
359,650.01 - 500,000.00                     364      149,676,219.00       11.35     411,198.40       6.325        81.14       630
500,000.01 -1,000,000.00                    162      103,619,136.00        7.85     639,624.30       6.140        76.71       641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,319,249,922.00      100.00%   $166,278.03       6.766%       79.77%      622

(1) All weighted averages based on Original Principal Balance.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Remaining Term                          Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45        3.71%   $132,415.67       6.803%       73.55%      653
241 - 360                                 7,565    1,268,359,463.43       96.29     167,661.53       6.765        80.01       620
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Term                           Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45        3.71%   $132,415.67       6.803%       73.55%      653
301 - 360                                 7,565    1,268,359,463.43       96.29     167,661.53       6.765        80.01       620
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Original LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 44       $3,545,765.32        0.27%    $80,585.58       6.898%       18.82%      604
25.01 - 30.00                                41        3,858,631.53        0.29      94,112.96       6.951        28.00       607
30.01 - 35.00                                33        3,497,071.87        0.27     105,971.87       6.677        32.66       619
35.01 - 40.00                                81       10,659,091.18        0.81     131,593.72       6.941        37.97       606
40.01 - 45.00                                65        9,053,962.56        0.69     139,291.73       6.469        43.08       611
45.01 - 50.00                               127       17,589,024.27        1.34     138,496.25       6.527        48.08       612
50.01 - 55.00                               163       26,667,573.09        2.02     163,604.74       6.358        52.61       619
55.01 - 60.00                               209       34,553,684.74        2.62     165,328.64       6.492        57.71       606
60.01 - 65.00                               254       40,367,882.07        3.06     158,928.67       6.592        62.65       610
65.01 - 70.00                               557       94,237,111.27        7.15     169,186.91       6.429        68.37       612
70.01 - 75.00                               682      119,801,773.49        9.10     175,662.42       6.679        73.90       605
75.01 - 80.00                             2,486      426,026,964.86       32.34     171,370.46       6.353        79.66       629
80.01 - 85.00                               833      139,540,302.35       10.59     167,515.37       7.112        84.47       609
85.01 - 90.00                             1,159      201,796,156.04       15.32     174,112.30       7.094        89.61       621
90.01 - 95.00                               581       92,456,523.96        7.02     159,133.43       7.313        94.78       638
95.01 - 100.00                              619       93,569,327.28        7.10     151,162.08       7.669        99.93       642
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Combined LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 44       $3,545,765.32        0.27%    $80,585.58       6.898%       18.82%      604
25.01 - 30.00                                41        3,858,631.53        0.29      94,112.96       6.951        28.00       607
30.01 - 35.00                                31        3,140,343.14        0.24     101,301.39       6.700        32.59       619
35.01 - 40.00                                79       10,470,574.79        0.79     132,538.92       6.948        37.99       606
40.01 - 45.00                                64        8,312,298.62        0.63     129,879.67       6.478        42.95       610
45.01 - 50.00                               127       18,046,207.25        1.37     142,096.12       6.528        47.91       611
50.01 - 55.00                               157       24,631,275.19        1.87     156,887.10       6.417        52.48       616
55.01 - 60.00                               202       32,639,953.79        2.48     161,583.93       6.501        57.70       605
60.01 - 65.00                               251       39,047,559.45        2.96     155,567.97       6.638        62.51       607
65.01 - 70.00                               539       91,982,715.21        6.98     170,654.39       6.431        68.28       611
70.01 - 75.00                               626      108,700,958.70        8.25     173,643.70       6.721        73.66       601
75.01 - 80.00                             1,017      192,566,794.48       14.62     189,347.88       6.721        79.12       613
80.01 - 85.00                               824      140,308,995.96       10.65     170,277.91       7.083        84.08       610
85.01 - 90.00                             1,197      212,852,178.70       16.16     177,821.37       7.052        88.75       622
90.01 - 95.00                               710      116,576,413.31        8.85     164,192.13       7.085        91.54       638
95.01 - 100.00                            2,025      310,540,180.44       23.58     153,353.18       6.533        85.90       642
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION OF MI COVERAGE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
MI Coverage                            of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                         4,742     $789,858,536.25       59.96%   $166,566.54       6.450%       72.28%      620
MGIC                                        552      101,055,146.63        7.67     183,070.92       6.993        89.59       626
PMI MTGE.                                   479       78,723,463.83        5.98     164,349.61       7.356        91.92       625
REPUBLIC                                    675      107,280,751.32        8.14     158,934.45       7.326        91.70       625
Radian GUARANTEE                            417       71,286,227.79        5.41     170,950.19       7.065        89.22       622
TRIAD                                       562       90,067,186.09        6.84     160,261.90       7.328        91.57       623
UNITED GTY                                  507       78,949,533.97        5.99     155,719.00       7.377        91.82       625
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
State                                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                1,013     $285,073,697.70       21.64%   $281,415.30       6.119%       73.94%      631
Maryland                                    402       83,317,480.26        6.33     207,257.41       6.785        79.70       620
Florida                                     394       69,651,302.26        5.29     176,779.95       6.786        80.81       621
Arizona                                     367       62,597,273.83        4.75     170,564.78       6.796        82.94       624
Virginia                                    260       53,904,682.88        4.09     207,325.70       6.750        82.39       622
Illinois                                    373       48,584,252.03        3.69     130,252.69       7.235        84.51       616
Texas                                       514       47,084,012.06        3.57      91,603.14       7.582        79.69       612
New York                                    205       44,652,773.62        3.39     217,818.41       6.578        75.23       622
Washington                                  211       39,688,821.71        3.01     188,098.68       6.470        83.07       630
Nevada                                      177       39,642,252.71        3.01     223,967.53       6.698        79.22       620
New Jersey                                  172       37,155,217.85        2.82     216,018.71       7.039        75.87       611
Minnesota                                   237       35,987,667.77        2.73     151,846.70       6.878        80.06       615
Colorado                                    174       33,800,850.05        2.57     194,257.76       6.312        81.45       637
Georgia                                     190       30,987,425.26        2.35     163,091.71       6.938        85.06       615
North Carolina                              208       28,180,382.32        2.14     135,482.61       7.238        83.40       618
Missouri                                    226       23,678,228.01        1.80     104,770.92       7.126        83.18       619
Pennsylvania                                174       21,219,376.67        1.61     121,950.44       7.322        82.94       614
Ohio                                        194       20,988,652.58        1.59     108,188.93       7.243        85.48       617
Wisconsin                                   156       19,985,948.12        1.52     128,115.05       7.309        83.19       606
Oregon                                      106       19,779,107.16        1.50     186,595.35       6.233        80.50       653
Massachusetts                                80       19,177,199.40        1.46     239,714.99       6.725        76.29       623
Iowa                                        201       18,836,455.00        1.43      93,713.71       7.313        85.26       621
Louisiana                                   154       17,682,994.69        1.34     114,824.64       7.103        82.55       610
Tennessee                                   162       16,427,414.15        1.25     101,403.79       6.868        82.68       615
Michigan                                    126       13,920,880.87        1.06     110,483.18       7.265        82.04       611
Other                                     1,458      185,216,496.92       14.06     127,034.63       7.143        82.02       615
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY OCCUPANCY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Occupancy Type                         of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                            7,607   $1,274,691,836.49       96.77%   $167,568.27       6.770%       80.09%      621
Investor                                    247       28,277,093.87        2.15     114,482.16       6.660        68.42       639
Second Home                                  80       14,251,915.52        1.08     178,148.94       6.592        73.04       636
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Property Type                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                    7,333   $1,217,052,191.83       92.40%   $165,969.21       6.779%       79.95%      621
Lowrise Condo Sf                            433       67,838,257.11        5.15     156,670.34       6.639        80.77       630
2-4 Family                                  150       29,118,993.34        2.21     194,126.62       6.530        70.29       630
Highrise Condo Sf                            18        3,211,403.60        0.24     178,411.31       6.595        74.05       619
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY LOAN PURPOSE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Loan Purpose                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Cash Out                                  4,026     $713,484,063.79       54.17%   $177,219.09       6.705%       75.74%      615
Purchase                                  3,346      520,981,365.23       39.55     155,702.74       6.838        85.19       631
Rate/Term Refi                              562       82,755,416.86        6.28     147,251.63       6.844        80.32       623
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY DOCUMENTATION TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Documentation Type                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                  6,816   $1,068,637,280.42       81.13%   $156,783.64       6.851%       80.49%      618
Full Doc with 6 Mo. Bank Statements          43        7,896,687.40        0.60     183,643.89       6.405        69.15       624
Full Doc with 12 Mo. Bank Statements      1,075      240,686,878.06       18.27     223,894.77       6.400        76.90       637
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Credit Score                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
500 - 525                                   302      $34,483,529.66        2.62%   $114,183.87       8.883%       70.22%      515
526 - 550                                   553       72,420,719.58        5.50     130,959.71       8.144        72.51       539
551 - 575                                   810      121,313,525.07        9.21     149,769.78       7.321        77.12       564
576 - 600                                 1,427      220,717,568.08       16.76     154,672.44       6.979        79.03       588
601 - 625                                 1,595      270,442,648.89       20.53     169,556.52       6.711        81.26       613
626 - 650                                 1,343      237,614,358.25       18.04     176,928.04       6.574        82.52       638
651 - 675                                   968      180,523,217.19       13.70     186,490.93       6.189        81.09       663
676 - 700                                   465       91,083,879.37        6.91     195,879.31       6.067        80.70       686
701 - 725                                   216       43,179,943.15        3.28     199,907.14       6.012        79.63       710
726 - 750                                    98       20,013,361.05        1.52     204,217.97       5.936        79.31       737
751 - 775                                    60       11,552,934.36        0.88     192,548.91       6.069        80.38       762
776 - 800                                    30        7,161,061.85        0.54     238,702.06       5.749        75.82       786
801 - 825                                     6        1,062,103.22        0.08     177,017.20       6.085        65.42       804
Not Available                                61        5,651,996.16        0.43      92,655.67       7.913        80.99     N/A
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Prepayment Penalty                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        6,020     $962,859,416.14       73.10%   $159,943.42       6.651%       80.09%      622
No Prepay Penalty                         1,914      354,361,429.74       26.90     185,141.81       7.077        78.88       621
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Prepayment Penalty                      Number        Principal       Principal     Principal      Gross      Original     Credit
Term (months)                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
None                                      1,914     $354,361,429.74       26.90%   $185,141.81       7.077%       78.88%      621
24                                        5,091      805,069,646.77       61.12     158,135.86       6.675        81.61       616
36                                          929      157,789,769.37       11.98     169,849.05       6.528        72.33       650
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

DISTRIBUTION BY LIEN TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Lien Type                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Maximum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate ( %)                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                                 5       $1,073,962.37        0.09%   $214,792.47       3.903%       74.78%      714
10.000 - 10.499                              17        4,016,105.99        0.35     236,241.53       4.280        76.95       661
10.500 - 10.999                             190       48,180,308.04        4.18     253,580.57       4.840        73.71       665
11.000 - 11.499                             330       76,020,587.90        6.60     230,365.42       5.268        75.33       653
11.500 - 11.999                           1,035      227,067,739.88       19.72     219,389.12       5.770        77.33       639
12.000 - 12.499                             712      136,382,170.76       11.84     191,547.99       6.251        79.53       629
12.500 - 12.999                           1,403      244,087,251.57       21.19     173,975.23       6.743        81.86       618
13.000 - 13.499                             668      105,185,878.49        9.13     157,463.89       7.258        84.83       609
13.500 - 13.999                           1,010      151,336,521.52       13.14     149,838.14       7.725        85.83       596
14.000 - 14.499                             438       54,368,894.43        4.72     124,129.90       8.261        87.08       587
14.500 - 14.999                             578       62,601,924.52        5.44     108,307.83       8.722        83.70       572
15.000 - 15.499                             192       16,431,312.28        1.43      85,579.75       9.251        83.64       565
15.500 - 15.999                             161       15,016,398.86        1.30      93,269.56       9.709        77.98       542
16.000 - 16.499                              45        3,418,473.47        0.30      75,966.08      10.227        78.86       554
16.500 - 16.999                              67        5,296,433.76        0.46      79,051.25      10.683        82.38       536
17.000 - 17.499                              19          947,766.75        0.08      49,882.46      11.276        79.49       535
17.500 - 17.999                               5          219,346.28        0.02      43,869.26      11.766        71.33       511
18.000 - 18.499                               2           94,304.30        0.01      47,152.15      12.125        75.41       540
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Minimum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate (%)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
<= 0.499                                      1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY GROSS MARGIN

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Gross Margin (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                                 1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Initial Interest                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
2.000                                       208      $46,206,498.05        4.01%   $222,146.63       6.318%       75.82%      638
3.000                                     6,669    1,105,538,883.12       95.99     165,772.81       6.787        81.22       617
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Periodic Interest                       Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1.000                                     6,825   $1,138,635,781.35       98.86%   $166,833.08       6.763%       81.08%      618
2.000                                        52       13,109,599.82        1.14     252,107.69       7.161        73.53       613
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Next Rate                               Number        Principal       Principal     Principal      Gross      Original     Credit
Adjustment Date                        of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
March 2006                                    3         $710,450.48        0.06%   $236,816.83       7.652%       71.34%      561
April 2006                                   30        8,193,386.98        0.71     273,112.90       6.991        72.26       616
May 2006                                     18        4,145,762.36        0.36     230,320.13       7.420        76.58       616
June 2006                                     1           60,000.00        0.01      60,000.00       6.625        62.50       635
July 2006                                     1           24,743.24        0.00      24,743.24      12.125        62.50       501
August 2006                                   1           87,225.66        0.01      87,225.66       7.125        80.00       688
September 2006                                8        1,254,157.22        0.11     156,769.65       7.677        84.71       581
October 2006                                  1           71,805.56        0.01      71,805.56       9.375        95.00       585
November 2006                                 5        1,234,815.21        0.11     246,963.04       7.604        80.63       633
December 2006                                17        2,317,129.43        0.20     136,301.73       7.902        84.49       604
January 2007                                 31        5,604,133.05        0.49     180,778.49       6.974        84.39       607
February 2007                                21        4,762,812.70        0.41     226,800.60       6.822        83.28       625
March 2007                                  234       42,240,493.64        3.67     180,514.93       6.966        81.67       618
April 2007                                3,177      518,948,258.18       45.06     163,345.38       6.815        81.07       616
May 2007                                  3,100      518,014,076.23       44.98     167,101.31       6.729        81.19       618
June 2007                                    73       10,979,233.00        0.95     150,400.45       6.902        83.64       620
February 2008                                 1          258,906.34        0.02     258,906.34       5.750        75.36       634
March 2008                                    5        1,171,959.51        0.10     234,391.90       6.323        84.50       647
April 2008                                   76       15,231,082.58        1.32     200,408.98       5.955        76.32       648
May 2008                                     72       15,923,349.80        1.38     221,157.64       5.999        76.70       648
June 2008                                     2          511,600.00        0.04     255,800.00       5.717        72.22       673
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $1,151,745,381.17
Number of Mortgage Loans:                                       6,877
Average Scheduled Principal Balance:                      $167,477.88
Weighted Average Gross Coupon:                                  6.768%
Weighted Average Original Credit Score(2):                        618
Weighted Average Original LTV Ratio:                            81.00%
Weighted Average Original Combined LTV Ratio(1):                85.02%
Weighted Average Stated Remaining Term (months):                  358
Weighted Average Original Term (months):                          360
Weighted Average Roll Term (months):                               23
Weighted Average Gross Margin:                                  3.569%
Weighted Average Initial Rate Cap:                              2.960%
Weighted Average Periodic Rate Cap:                             1.011%
Weighted Average Gross Maximum Lifetime Rate:                  12.768%
Weighted Average Gross Minimum Lifetime Rate:                   3.569%


(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Does not include loans with no credit score available.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Product Type                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                   52      $13,109,599.82        1.14%   $252,107.69       7.161%       73.53%      613
2Y/6M Libor Arm                           6,669    1,105,538,883.12       95.99     165,772.81       6.787        81.22       617
3Y/6M Libor Arm                             156       33,096,898.23        2.87     212,159.60       5.984        76.72       648
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Gross                           Number        Principal       Principal     Principal      Gross      Original     Credit
Mortgage Rate (%)                      of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                 5       $1,073,962.37        0.09%   $214,792.47       3.903%       74.78%      714
4.000 - 4.499                                17        4,016,105.99        0.35     236,241.53       4.280        76.95       661
4.500 - 4.999                               190       48,180,308.04        4.18     253,580.57       4.840        73.71       665
5.000 - 5.499                               330       76,020,587.90        6.60     230,365.42       5.268        75.33       653
5.500 - 5.999                             1,035      227,067,739.88       19.72     219,389.12       5.770        77.33       639
6.000 - 6.499                               712      136,382,170.76       11.84     191,547.99       6.251        79.53       629
6.500 - 6.999                             1,403      244,087,251.57       21.19     173,975.23       6.743        81.86       618
7.000 - 7.499                               668      105,185,878.49        9.13     157,463.89       7.258        84.83       609
7.500 - 7.999                             1,010      151,336,521.52       13.14     149,838.14       7.725        85.83       596
8.000 - 8.499                               438       54,368,894.43        4.72     124,129.90       8.261        87.08       587
8.500 - 8.999                               578       62,601,924.52        5.44     108,307.83       8.722        83.70       572
9.000 - 9.499                               192       16,431,312.28        1.43      85,579.75       9.251        83.64       565
9.500 - 9.999                               161       15,016,398.86        1.30      93,269.56       9.709        77.98       542
10.000 - 10.499                              45        3,418,473.47        0.30      75,966.08      10.227        78.86       554
10.500 - 10.999                              67        5,296,433.76        0.46      79,051.25      10.683        82.38       536
11.000 - 11.499                              19          947,766.75        0.08      49,882.46      11.276        79.49       535
11.500 - 11.999                               5          219,346.28        0.02      43,869.26      11.766        71.33       511
12.000 - 12.499                               2           94,304.30        0.01      47,152.15      12.125        75.41       540
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Unpaid                          Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             53       $1,089,523.69        0.09%    $20,557.05       8.896%       69.24%      575
25,000.01 - 50,000.00                       405       15,975,324.35        1.39      39,445.25       8.371        77.80       587
50,000.01 - 75,000.00                       831       52,815,702.13        4.59      63,556.80       7.698        79.89       600
75,000.01 - 100,000.00                      877       77,578,398.92        6.74      88,458.84       7.338        81.06       607
100,000.01 - 125,000.00                     857       96,597,313.27        8.39     112,715.65       7.239        81.60       611
125,000.01 - 150,000.00                     767      105,329,543.41        9.15     137,326.65       7.184        81.95       610
150,000.01 - 175,000.00                     666      107,859,141.85        9.36     161,950.66       6.811        80.76       610
175,000.01 - 200,000.00                     545      102,320,355.03        8.88     187,743.77       6.713        81.74       619
200,000.01 - 225,000.00                     391       83,203,361.68        7.22     212,796.32       6.602        80.97       622
225,000.01 - 250,000.00                     291       69,175,651.74        6.01     237,717.02       6.637        81.16       616
250,000.01 - 275,000.00                     229       60,182,546.37        5.23     262,805.88       6.538        81.28       620
275,000.01 - 300,000.00                     190       54,698,326.63        4.75     287,885.93       6.388        80.63       620
300,000.01 - 325,000.00                     150       46,912,399.42        4.07     312,749.33       6.595        82.57       622
325,000.01 - 359,650.00                     165       56,600,548.20        4.91     343,033.63       6.338        81.89       631
359,650.01 - 500,000.00                     319      131,604,386.96       11.43     412,552.94       6.318        81.71       628
500,000.01 -1,000,000.00                    141       89,802,857.52        7.80     636,899.70       6.093        77.51       639
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00     167,477.88       6.768        81.00       618


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             53       $1,091,206.00        0.09%    $20,588.79       8.897%       69.23%      574
25,000.01 - 50,000.00                       404       15,944,589.00        1.38      39,466.80       8.367        77.85       587
50,000.01 - 75,000.00                       831       52,862,840.00        4.58      63,613.53       7.700        79.87       600
75,000.01 - 100,000.00                      877       77,655,371.00        6.73      88,546.60       7.338        81.04       607
100,000.01 - 125,000.00                     857       96,707,365.00        8.38     112,844.07       7.240        81.60       611
125,000.01 - 150,000.00                     743      101,841,061.00        8.83     137,067.38       7.202        82.49       610
150,000.01 - 175,000.00                     687      111,066,785.00        9.63     161,669.26       6.806        80.29       610
175,000.01 - 200,000.00                     549      103,172,915.00        8.94     187,928.81       6.713        81.76       619
200,000.01 - 225,000.00                     390       83,110,664.00        7.21     213,104.27       6.598        80.93       622
225,000.01 - 250,000.00                     285       67,760,990.00        5.87     237,757.86       6.633        81.67       617
250,000.01 - 275,000.00                     235       61,751,296.00        5.35     262,771.47       6.553        80.77       620
275,000.01 - 300,000.00                     191       55,057,319.00        4.77     288,258.21       6.386        80.62       620
300,000.01 - 325,000.00                     150       46,981,054.00        4.07     313,207.03       6.595        82.57       622
325,000.01 - 359,650.00                     153       52,369,921.00        4.54     342,287.07       6.342        81.78       631
359,650.01 - 500,000.00                     331      136,120,674.00       11.80     411,240.71       6.317        81.75       628
500,000.01 -1,000,000.00                    141       89,945,237.00        7.80     637,909.48       6.093        77.51       639
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,153,439,287.00      100.00     167,724.19       6.768        81.00       618

(1) All weighted averages based on Original Principal Balance.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Remaining Term                          Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
301 - 360                                 6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Term                           Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
241 - 360                                 6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Original LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 26       $2,430,951.00        0.21%    $93,498.12       6.702%       18.85%      596
25.01 - 30.00                                27        2,640,108.94        0.23      97,781.81       7.132        27.88       588
30.01 - 35.00                                16        1,832,833.48        0.16     114,552.09       6.697        32.37       597
35.01 - 40.00                                44        6,058,755.42        0.53     137,698.99       7.079        37.92       592
40.01 - 45.00                                46        6,790,679.80        0.59     147,623.47       6.428        43.24       598
45.01 - 50.00                                81       12,004,192.07        1.04     148,199.90       6.435        48.04       602
50.01 - 55.00                               109       17,835,623.50        1.55     163,629.57       6.369        52.64       600
55.01 - 60.00                               143       23,691,749.68        2.06     165,676.57       6.409        57.73       593
60.01 - 65.00                               182       28,195,310.98        2.45     154,919.29       6.626        62.53       594
65.01 - 70.00                               432       73,799,553.21        6.41     170,832.30       6.402        68.40       602
70.01 - 75.00                               560      100,594,991.74        8.73     179,633.91       6.654        73.99       597
75.01 - 80.00                             2,234      382,927,268.32       33.25     171,408.80       6.325        79.68       626
80.01 - 85.00                               754      124,943,093.07       10.85     165,707.02       7.131        84.52       604
85.01 - 90.00                             1,076      188,767,225.63       16.39     175,434.22       7.082        89.62       619
90.01 - 95.00                               540       87,035,164.22        7.56     161,176.23       7.276        94.78       638
95.01 - 100.00                              607       92,197,880.11        8.01     151,891.07       7.664        99.94       642
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Combined                       Number        Principal       Principal     Principal      Gross      Original     Credit
LTV (%)                                of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 26       $2,430,951.00        0.21%    $93,498.12       6.702%       18.85%      596
25.01 - 30.00                                27        2,640,108.94        0.23      97,781.81       7.132        27.88       588
30.01 - 35.00                                16        1,832,833.48        0.16     114,552.09       6.697        32.37       597
35.01 - 40.00                                43        5,970,171.24        0.52     138,841.19       7.110        37.89       591
40.01 - 45.00                                45        6,153,864.76        0.53     136,752.55       6.434        43.31       599
45.01 - 50.00                                81       12,461,375.05        1.08     153,844.14       6.440        47.78       601
50.01 - 55.00                               103       16,343,745.11        1.42     158,677.14       6.432        52.50       597
55.01 - 60.00                               139       22,330,031.37        1.94     160,647.71       6.409        57.73       592
60.01 - 65.00                               180       27,324,195.03        2.37     151,801.08       6.671        62.55       591
65.01 - 70.00                               418       71,869,651.85        6.24     171,936.97       6.407        68.29       600
70.01 - 75.00                               511       91,453,602.15        7.94     178,969.87       6.714        73.77       592
75.01 - 80.00                               856      163,428,514.02       14.19     190,921.16       6.735        79.15       607
80.01 - 85.00                               740      124,489,136.47       10.81     168,228.56       7.101        84.33       606
85.01 - 90.00                             1,107      197,407,160.33       17.14     178,326.25       7.043        88.94       621
90.01 - 95.00                               657      108,931,329.72        9.46     165,801.11       7.063        91.62       637
95.01 - 100.00                            1,928      296,678,710.65       25.76     153,879.00       6.525        86.09       641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION OF MI COVERAGE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
MI Coverage                            of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                         3,900     $658,802,018.14       57.20%   $168,923.59       6.417%       73.39%      614
MGIC                                        512       94,507,209.88        8.21     184,584.39       6.980        89.75       625
PMI MTGE.                                   451       74,337,969.37        6.45     164,829.20       7.357        92.02       624
REPUBLIC                                    632      100,881,224.12        8.76     159,622.19       7.339        91.94       623
Radian GUARANTEE                            376       64,566,174.98        5.61     171,718.55       7.043        89.32       620
TRIAD                                       536       85,659,877.47        7.44     159,813.20       7.332        91.75       622
UNITED GTY                                  470       72,990,907.21        6.34     155,299.80       7.370        92.01       624
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
State                                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                  801     $235,708,256.16       20.47%   $294,267.49       6.071%       75.69%      624
Maryland                                    344       70,306,089.73        6.10     204,378.17       6.832        80.83       614
Florida                                     335       61,863,023.95        5.37     184,665.74       6.774        82.36       619
Arizona                                     313       55,987,524.22        4.86     178,873.88       6.790        83.73       620
Virginia                                    234       49,697,051.47        4.31     212,380.56       6.737        83.53       621
Illinois                                    359       47,308,616.59        4.11     131,778.88       7.233        84.88       615
Texas                                       389       36,392,683.84        3.16      93,554.46       7.594        81.22       605
Washington                                  182       35,027,978.90        3.04     192,461.42       6.412        83.58       627
New York                                    167       34,859,078.01        3.03     208,736.99       6.595        76.93       616
Minnesota                                   227       34,847,206.79        3.03     153,511.92       6.868        80.24       613
Nevada                                      150       34,106,601.87        2.96     227,377.35       6.708        80.90       621
New Jersey                                  155       33,765,220.67        2.93     217,840.13       7.030        76.54       610
Colorado                                    159       30,824,077.47        2.68     193,862.12       6.271        81.32       635
Georgia                                     171       28,635,081.99        2.49     167,456.62       6.914        85.66       614
North Carolina                              190       25,969,130.70        2.25     136,679.64       7.207        84.21       617
Missouri                                    191       20,903,266.72        1.81     109,441.19       7.101        83.58       615
Ohio                                        176       19,173,394.35        1.66     108,939.74       7.243        86.01       616
Pennsylvania                                152       18,910,149.49        1.64     124,408.88       7.385        83.99       611
Wisconsin                                   146       18,760,405.08        1.63     128,495.93       7.329        83.72       604
Iowa                                        195       18,472,957.57        1.60      94,733.12       7.303        85.35       621
Massachusetts                                75       18,015,081.46        1.56     240,201.09       6.734        77.13       623
Oregon                                       88       16,655,098.04        1.45     189,262.48       6.222        81.64       649
Louisiana                                   134       14,876,452.91        1.29     111,018.31       7.235        84.54       603
Tennessee                                   140       14,130,221.19        1.23     100,930.15       6.821        83.02       615
Michigan                                    114       12,933,012.38        1.12     113,447.48       7.275        82.76       609
South Carolina                               86       12,306,349.54        1.07     143,097.09       7.047        85.17       620
Other                                     1,204      151,311,370.08       13.14     125,673.90       7.160        82.84       611
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY OCCUPANCY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Occupancy Type                         of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                            6,629   $1,115,996,386.37       96.90%   $168,350.64       6.775%       81.34%      617
Investor                                    177       22,806,989.11        1.98     128,853.05       6.556        68.82       633
Second Home                                  71       12,942,005.69        1.12     182,281.77       6.552        73.48       634
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Property Type                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                    6,343   $1,061,642,709.31       92.18%   $167,372.33       6.783%       81.17%      617
Lowrise Condo Sf                            390       62,403,525.76        5.42     160,009.04       6.625        82.04       628
2-4 Family                                  126       24,487,742.50        2.13     194,347.16       6.510        71.91       622
Highrise Condo Sf                            18        3,211,403.60        0.28     178,411.31       6.595        74.05       619
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY LOAN PURPOSE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Loan Purpose                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Cash Out                                  3,262     $590,916,363.54       51.31%   $181,151.55       6.696%       77.02%      609
Purchase                                  3,184      497,681,336.37       43.21     156,306.95       6.845        85.54       629
Rate/Term Refi                              431       63,147,681.26        5.48     146,514.34       6.839        82.46       615
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY DOCUMENTATION TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Documentation Type                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                  5,975     $945,797,372.69       82.12%   $158,292.45       6.853%       81.65%      615
Full Doc with 6 Mo. Bank Statements          37        7,177,764.87        0.62     193,993.65       6.336        69.65       621
Full Doc with 12 Mo. Bank Statements        865      198,770,243.61       17.26     229,792.19       6.380        78.30       632
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Credit Score                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
500 - 525                                   290      $33,554,569.50        2.91%   $115,705.41       8.859%       70.37%      515
526 - 550                                   527       70,402,977.64        6.11     133,591.99       8.130        72.88       539
551 - 575                                   749      114,807,277.19        9.97     153,280.74       7.296        77.89       564
576 - 600                                 1,275      198,595,215.33       17.24     155,760.95       6.949        80.08       589
601 - 625                                 1,435      246,267,838.40       21.38     171,615.22       6.680        82.35       613
626 - 650                                 1,141      204,645,503.85       17.77     179,356.27       6.541        83.74       638
651 - 675                                   768      147,021,424.30       12.77     191,434.15       6.136        83.36       662
676 - 700                                   357       72,794,546.57        6.32     203,906.29       6.000        83.11       687
701 - 725                                   156       31,715,065.01        2.75     203,301.70       5.938        82.59       710
726 - 750                                    59       13,377,336.80        1.16     226,734.52       5.761        82.45       737
751 - 775                                    44        8,706,883.07        0.76     197,883.71       6.007        82.06       761
776 - 800                                    19        4,417,522.24        0.38     232,501.17       5.695        79.35       786
801 - 825                                     3          554,108.22        0.05     184,702.74       5.719        75.55       806
Not Available                                54        4,885,113.05        0.42      90,465.06       7.986        81.81    NO DATA
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Prepayment Penalty                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        5,192     $827,789,592.48       71.87%   $159,435.59       6.651%       81.51%      617
No Prepay Penalty                         1,685      323,955,788.69       28.13     192,258.63       7.068        79.70       620
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Prepayment Penalty                      Number        Principal       Principal     Principal      Gross      Original     Credit
Term (months)                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
None                                      1,685     $323,955,788.69       28.13%   $192,258.63       7.068%       79.70%      620
24                                        5,073      802,336,262.40       69.66     158,158.14       6.675        81.65       616
36                                          119       25,453,330.08        2.21     213,893.53       5.887        77.11       648
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

DISTRIBUTION BY LIEN TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Lien Type                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Maximum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate ( %)                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                                 5       $1,073,962.37        0.09%   $214,792.47       3.903%       74.78%      714
10.000 - 10.499                              17        4,016,105.99        0.35     236,241.53       4.280        76.95       661
10.500 - 10.999                             190       48,180,308.04        4.18     253,580.57       4.840        73.71       665
11.000 - 11.499                             330       76,020,587.90        6.60     230,365.42       5.268        75.33       653
11.500 - 11.999                           1,035      227,067,739.88       19.72     219,389.12       5.770        77.33       639
12.000 - 12.499                             712      136,382,170.76       11.84     191,547.99       6.251        79.53       629
12.500 - 12.999                           1,403      244,087,251.57       21.19     173,975.23       6.743        81.86       618
13.000 - 13.499                             668      105,185,878.49        9.13     157,463.89       7.258        84.83       609
13.500 - 13.999                           1,010      151,336,521.52       13.14     149,838.14       7.725        85.83       596
14.000 - 14.499                             438       54,368,894.43        4.72     124,129.90       8.261        87.08       587
14.500 - 14.999                             578       62,601,924.52        5.44     108,307.83       8.722        83.70       572
15.000 - 15.499                             192       16,431,312.28        1.43      85,579.75       9.251        83.64       565
15.500 - 15.999                             161       15,016,398.86        1.30      93,269.56       9.709        77.98       542
16.000 - 16.499                              45        3,418,473.47        0.30      75,966.08      10.227        78.86       554
16.500 - 16.999                              67        5,296,433.76        0.46      79,051.25      10.683        82.38       536
17.000 - 17.499                              19          947,766.75        0.08      49,882.46      11.276        79.49       535
17.500 - 17.999                               5          219,346.28        0.02      43,869.26      11.766        71.33       511
18.000 - 18.499                               2           94,304.30        0.01      47,152.15      12.125        75.41       540
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Minimum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate (%)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
<= 0.499                                      1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY GROSS MARGIN

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Gross Margin (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                                 1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Initial Interest                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
2.000                                       208      $46,206,498.05        4.01%   $222,146.63       6.318%       75.82%      638
3.000                                     6,669    1,105,538,883.12       95.99     165,772.81       6.787        81.22       617
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Periodic Interest                       Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1.000                                     6,825   $1,138,635,781.35       98.86%   $166,833.08       6.763%       81.08%      618
2.000                                        52       13,109,599.82        1.14     252,107.69       7.161        73.53       613
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Next Rate                               Number        Principal       Principal     Principal      Gross      Original     Credit
Adjustment Date                        of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
March 2006                                    3         $710,450.48        0.06%   $236,816.83       7.652%       71.34%      561
April 2006                                   30        8,193,386.98        0.71     273,112.90       6.991        72.26       616
May 2006                                     18        4,145,762.36        0.36     230,320.13       7.420        76.58       616
June 2006                                     1           60,000.00        0.01      60,000.00       6.625        62.50       635
July 2006                                     1           24,743.24        0.00      24,743.24      12.125        62.50       501
August 2006                                   1           87,225.66        0.01      87,225.66       7.125        80.00       688
September 2006                                8        1,254,157.22        0.11     156,769.65       7.677        84.71       581
October 2006                                  1           71,805.56        0.01      71,805.56       9.375        95.00       585
November 2006                                 5        1,234,815.21        0.11     246,963.04       7.604        80.63       633
December 2006                                17        2,317,129.43        0.20     136,301.73       7.902        84.49       604
January 2007                                 31        5,604,133.05        0.49     180,778.49       6.974        84.39       607
February 2007                                21        4,762,812.70        0.41     226,800.60       6.822        83.28       625
March 2007                                  234       42,240,493.64        3.67     180,514.93       6.966        81.67       618
April 2007                                3,177      518,948,258.18       45.06     163,345.38       6.815        81.07       616
May 2007                                  3,100      518,014,076.23       44.98     167,101.31       6.729        81.19       618
June 2007                                    73       10,979,233.00        0.95     150,400.45       6.902        83.64       620
February 2008                                 1          258,906.34        0.02     258,906.34       5.750        75.36       634
March 2008                                    5        1,171,959.51        0.10     234,391.90       6.323        84.50       647
April 2008                                   76       15,231,082.58        1.32     200,408.98       5.955        76.32       648
May 2008                                     72       15,923,349.80        1.38     221,157.64       5.999        76.70       648
June 2008                                     2          511,600.00        0.04     255,800.00       5.717        72.22       673
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $165,475,464.71
Number of Mortgage Loans:                                     1,057
Average Scheduled Principal Balance:                    $156,552.00
Weighted Average Gross Coupon:                                6.752%
Weighted Average Original Credit Score(2):                      647
Weighted Average Original LTV Ratio:                          71.20%
Weighted Average Original Combined LTV Ratio(1):              73.48%
Weighted Average Stated Remaining Term (months):                305
Weighted Average Original Term (months):                        307


(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Does not include loans with no credit score available.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Product Type                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Balloon 360/180                             130      $26,226,910.07       15.85%   $201,745.46       6.624%       78.07%      665
Fixed 15 Yr                                 239       22,634,472.38       13.68      94,704.91       7.011        68.32       638
Fixed 30 Yr                                 688      116,614,082.26       70.47     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Gross                           Number        Principal       Principal     Principal      Gross      Original     Credit
Mortgage Rate (%)                      of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                 5       $1,285,982.07        0.78%   $257,196.41       4.933%       75.92%      663
5.000 - 5.499                                15        3,002,832.38        1.81     200,188.83       5.301        66.88       699
5.500 - 5.999                               152       35,127,680.16       21.23     231,103.16       5.837        67.27       682
6.000 - 6.499                               131       25,362,134.23       15.33     193,604.08       6.265        68.13       665
6.500 - 6.999                               333       56,772,217.71       34.31     170,487.14       6.743        71.70       641
7.000 - 7.499                               107       13,997,449.61        8.46     130,817.29       7.225        74.10       630
7.500 - 7.999                               123       16,263,293.01        9.83     132,221.89       7.723        76.16       617
8.000 - 8.499                                48        4,564,589.10        2.76      95,095.61       8.231        81.28       618
8.500 - 8.999                                71        4,965,168.77        3.00      69,931.95       8.712        76.07       603
9.000 - 9.499                                20        1,328,387.80        0.80      66,419.39       9.247        73.69       596
9.500 - 9.999                                28        1,749,669.14        1.06      62,488.18       9.712        68.91       568
10.000 - 10.499                               9          332,971.33        0.20      36,996.81      10.262        77.48       577
10.500 - 10.999                              11          467,876.57        0.28      42,534.23      10.659        70.18       562
11.000 - 11.499                               1           32,838.60        0.02      32,838.60      11.125        90.00       598
11.500 - 11.999                               2           78,452.59        0.05      39,226.30      11.787        67.04       504
12.000 - 12.499                               1          143,921.64        0.09     143,921.64      12.250        80.00       514
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Unpaid                          Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             21         $456,408.10        0.28%    $21,733.72       9.159%       59.95%      596
25,000.01 - 50,000.00                       112        4,462,542.47        2.70      39,844.13       8.200        64.13       624
50,000.01 - 75,000.00                       139        8,747,306.24        5.29      62,930.26       7.700        68.88       629
75,000.01 - 100,000.00                      123       10,793,011.76        6.52      87,748.06       7.189        69.12       638
100,000.01 - 125,000.00                     123       13,897,718.87        8.40     112,989.58       7.043        71.32       642
125,000.01 - 150,000.00                      90       12,430,084.47        7.51     138,112.05       7.025        67.21       636
150,000.01 - 175,000.00                      98       15,844,179.10        9.57     161,675.30       6.790        71.93       639
175,000.01 - 200,000.00                      87       16,471,521.87        9.95     189,327.84       6.588        72.64       649
200,000.01 - 225,000.00                      55       11,755,618.49        7.10     213,738.52       6.476        70.45       653
225,000.01 - 250,000.00                      53       12,701,969.12        7.68     239,659.79       6.389        67.98       667
250,000.01 - 275,000.00                      31        8,129,532.21        4.91     262,242.97       6.720        73.21       652
275,000.01 - 300,000.00                      28        8,119,934.35        4.91     289,997.66       6.324        72.74       657
300,000.01 - 325,000.00                      11        3,439,999.77        2.08     312,727.25       6.761        78.63       641
325,000.01 - 359,650.00                      34       11,770,697.43        7.11     346,196.98       6.279        74.80       661
359,650.01 - 500,000.00                      31       12,808,594.25        7.74     413,180.46       6.394        74.46       655
500,000.01 -1,000,000.00                     21       13,646,346.21        8.25     649,826.01       6.446        71.42       654
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             21         $458,340.00        0.28%    $21,825.71       9.160%       59.98%      596
25,000.01 - 50,000.00                       112        4,477,493.00        2.70      39,977.62       8.199        64.13       624
50,000.01 - 75,000.00                       139        8,774,685.00        5.29      63,127.23       7.700        68.87       629
75,000.01 - 100,000.00                      123       10,818,087.00        6.52      87,951.93       7.189        69.11       638
100,000.01 - 125,000.00                     123       13,924,139.00        8.40     113,204.38       7.043        71.31       642
125,000.01 - 150,000.00                      81       11,110,434.00        6.70     137,165.85       7.066        67.77       634
150,000.01 - 175,000.00                     106       17,048,123.00       10.28     160,831.35       6.797        71.09       639
175,000.01 - 200,000.00                      87       16,476,321.00        9.94     189,383.00       6.572        72.75       651
200,000.01 - 225,000.00                      56       11,978,301.00        7.22     213,898.23       6.480        70.44       652
225,000.01 - 250,000.00                      47       11,224,194.00        6.77     238,812.64       6.443        68.44       666
250,000.01 - 275,000.00                      37        9,641,668.00        5.81     260,585.62       6.605        71.86       656
275,000.01 - 300,000.00                      28        8,134,431.00        4.91     290,515.39       6.324        72.74       657
300,000.01 - 325,000.00                      11        3,445,500.00        2.08     313,227.27       6.760        78.63       641
325,000.01 - 359,650.00                      32       11,069,475.00        6.68     345,921.09       6.248        74.14       662
359,650.01 - 500,000.00                      33       13,555,545.00        8.18     410,774.09       6.413        75.01       654
500,000.01 -1,000,000.00                     21       13,673,899.00        8.25     651,138.05       6.446        71.42       653
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,810,635.00      100.00%   $156,869.10       6.752%       71.19%      648

(1) All weighted averages based on Original Principal Balance.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Remaining Term                          Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45       29.53%   $132,415.67       6.803%       73.55%      653
301 - 360                                   688      116,614,082.26       70.47     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Term                           Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45       29.53%   $132,415.67       6.803%       73.55%      653
241 - 360                                   688      116,614,082.26       70.47     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Original LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 18       $1,114,814.32        0.67%    $61,934.13       7.327%       18.75%      622
25.01 - 30.00                                14        1,218,522.59        0.74      87,037.33       6.560        28.26       649
30.01 - 35.00                                17        1,664,238.39        1.01      97,896.38       6.655        32.98       643
35.01 - 40.00                                37        4,600,335.76        2.78     124,333.40       6.760        38.05       624
40.01 - 45.00                                19        2,263,282.76        1.37     119,120.15       6.592        42.58       652
45.01 - 50.00                                46        5,584,832.20        3.38     121,409.40       6.723        48.18       634
50.01 - 55.00                                54        8,831,949.59        5.34     163,554.62       6.337        52.55       657
55.01 - 60.00                                66       10,861,935.06        6.56     164,574.77       6.673        57.65       635
60.01 - 65.00                                72       12,172,571.09        7.36     169,063.49       6.512        62.93       647
65.01 - 70.00                               125       20,437,558.06       12.35     163,500.46       6.524        68.25       650
70.01 - 75.00                               122       19,206,781.75       11.61     157,432.64       6.808        73.45       645
75.01 - 80.00                               252       43,099,696.54       26.05     171,030.54       6.605        79.45       655
80.01 - 85.00                                79       14,597,209.28        8.82     184,774.80       6.951        84.11       648
85.01 - 90.00                                83       13,028,930.41        7.87     156,975.07       7.271        89.59       642
90.01 - 95.00                                41        5,421,359.74        3.28     132,228.29       7.896        94.79       649
95.01 - 100.00                               12        1,371,447.17        0.83     114,287.26       8.060        98.95       657
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Combined                       Number        Principal       Principal     Principal      Gross      Original     Credit
LTV (%)                                of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 18       $1,114,814.32        0.67%    $61,934.13       7.327%       18.75%      622
25.01 - 30.00                                14        1,218,522.59        0.74      87,037.33       6.560        28.26       649
30.01 - 35.00                                15        1,307,509.66        0.79      87,167.31       6.704        32.90       651
35.01 - 40.00                                36        4,500,403.55        2.72     125,011.21       6.733        38.12       625
40.01 - 45.00                                19        2,158,433.86        1.30     113,601.78       6.604        41.91       641
45.01 - 50.00                                46        5,584,832.20        3.38     121,409.40       6.723        48.18       634
50.01 - 55.00                                54        8,287,530.08        5.01     153,472.78       6.386        52.44       654
55.01 - 60.00                                63       10,309,922.42        6.23     163,649.56       6.702        57.65       634
60.01 - 65.00                                71       11,723,364.42        7.08     165,117.81       6.560        62.42       643
65.01 - 70.00                               121       20,113,063.36       12.15     166,223.66       6.516        68.23       650
70.01 - 75.00                               115       17,247,356.55       10.42     149,977.01       6.757        73.06       645
75.01 - 80.00                               161       29,138,280.46       17.61     180,983.11       6.645        78.96       647
80.01 - 85.00                                84       15,819,859.49        9.56     188,331.66       6.947        82.12       647
85.01 - 90.00                                90       15,445,018.37        9.33     171,611.32       7.173        86.39       647
90.01 - 95.00                                53        7,645,083.59        4.62     144,246.86       7.396        90.40       659
95.01 - 100.00                               97       13,861,469.79        8.38     142,901.75       6.702        81.77       672
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION OF MI COVERAGE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
MI Coverage                            of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                           842     $131,056,518.11       79.20%   $155,649.07       6.618%       66.67%      648
MGIC                                         40        6,547,936.75        3.96     163,698.42       7.169        87.28       640
PMI MTGE.                                    28        4,385,494.46        2.65     156,624.80       7.345        90.22       650
REPUBLIC                                     43        6,399,527.20        3.87     148,826.21       7.125        87.95       654
Radian GUARANTEE                             41        6,720,052.81        4.06     163,903.73       7.280        88.24       645
TRIAD                                        26        4,407,308.62        2.66     169,511.87       7.249        88.16       653
UNITED GTY                                   37        5,958,626.76        3.60     161,043.97       7.457        89.44       640
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
State                                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                  212      $49,365,441.54       29.83%   $232,855.86       6.347%       65.56%      661
Maryland                                     58       13,011,390.53        7.86     224,334.32       6.532        73.56       653
Texas                                       125       10,691,328.22        6.46      85,530.63       7.543        74.49       635
New York                                     38        9,793,695.61        5.92     257,728.83       6.519        69.19       643
Florida                                      59        7,788,278.31        4.71     132,004.72       6.875        68.56       641
Arizona                                      54        6,609,749.61        3.99     122,402.77       6.847        76.24       656
Nevada                                       27        5,535,650.84        3.35     205,024.11       6.633        68.87       619
Washington                                   29        4,660,842.81        2.82     160,718.72       6.901        79.21       657
Virginia                                     26        4,207,631.41        2.54     161,831.98       6.907        68.92       640
New Jersey                                   17        3,389,997.18        2.05     199,411.60       7.136        69.19       621
Oregon                                       18        3,124,009.12        1.89     173,556.06       6.292        74.46       676
Colorado                                     15        2,976,772.58        1.80     198,451.51       6.729        82.77       663
Louisiana                                    20        2,806,541.78        1.70     140,327.09       6.404        72.04       648
Missouri                                     35        2,774,961.29        1.68      79,284.61       7.315        80.19       647
Hawaii                                       11        2,530,542.22        1.53     230,049.29       6.163        68.55       647
Georgia                                      19        2,352,343.27        1.42     123,807.54       7.224        77.66       630
Pennsylvania                                 22        2,309,227.18        1.40     104,964.87       6.800        74.39       641
Tennessee                                    22        2,297,192.96        1.39     104,417.86       7.152        80.58       617
North Carolina                               18        2,211,251.62        1.34     122,847.31       7.605        73.90       637
Oklahoma                                     27        1,997,225.23        1.21      73,971.30       7.546        81.45       642
Utah                                         10        1,845,618.34        1.12     184,561.83       6.502        77.81       696
Ohio                                         18        1,815,258.23        1.10     100,847.68       7.240        79.90       630
Connecticut                                   8        1,692,407.69        1.02     211,550.96       6.571        75.91       681
Mississippi                                  10        1,678,162.91        1.01     167,816.29       7.515        79.43       627
Other                                       159       18,009,944.23       10.88     113,270.09       7.227        72.63       629
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY OCCUPANCY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Occupancy Type                         of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                              978     $158,695,450.12       95.90%   $162,265.29       6.738%       71.37%      647
Investor                                     70        5,470,104.76        3.31      78,144.35       7.096        66.75       666
Second Home                                   9        1,309,909.83        0.79     145,545.54       6.983        68.68       662
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Property Type                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Fam Detached                         990     $155,409,482.52       93.92%   $156,979.28       6.754%       71.66%      647
Lowrise Condo Sf                             43        5,434,731.35        3.28     126,389.10       6.796        66.16       660
2-4 Family                                   24        4,631,250.84        2.80     192,968.79       6.641        61.72       671
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY LOAN PURPOSE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Loan Purpose                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Cash Out                                    764      122,567,700.25       74.07     160,428.93       6.748        69.59       646
Purchase                                    162      $23,300,028.86       14.08%   $143,827.34       6.685%       77.82%      661
Rate/Term Refi                              131       19,607,735.60       11.85     149,677.37       6.861        73.40       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY DOCUMENTATION TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Documentation Type                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                    841     $122,839,907.73       74.23%   $146,064.10       6.839%       71.56%      643
Full Doc with 6 Mo. Bank Statements           6          718,922.53        0.43     119,820.42       7.091        64.08       656
Full Doc with 12 Mo. Bank Statements        210       41,916,634.45       25.33     199,603.02       6.493        70.25       662
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Credit Score                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
500 - 525                                    12         $928,960.16        0.56%    $77,413.35       9.741%       64.81%      517
526 - 550                                    26        2,017,741.94        1.22      77,605.46       8.626        59.57       543
551 - 575                                    61        6,506,247.88        3.93     106,659.80       7.752        63.59       566
576 - 600                                   152       22,122,352.75       13.37     145,541.79       7.253        69.65       588
601 - 625                                   160       24,174,810.49       14.61     151,092.57       7.021        70.13       614
626 - 650                                   202       32,968,854.40       19.92     163,212.15       6.781        74.96       638
651 - 675                                   200       33,501,792.89       20.25     167,508.96       6.417        71.12       664
676 - 700                                   108       18,289,332.80       11.05     169,345.67       6.335        71.13       685
701 - 725                                    60       11,464,878.14        6.93     191,081.30       6.214        71.46       711
726 - 750                                    39        6,636,024.25        4.01     170,154.47       6.288        72.98       736
751 - 775                                    16        2,846,051.29        1.72     177,878.21       6.260        75.22       765
776 - 800                                    11        2,743,539.61        1.66     249,412.69       5.837        70.13       785
801 - 825                                     3          507,995.00        0.31     169,331.67       6.483        54.37       802
Not Available                                 7          766,883.11        0.46     109,554.73       7.447        75.75    NO DATA
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Prepayment Penalty                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                          828     $135,069,823.66       81.63%   $163,127.81       6.656%       71.43%      650
No Prepay Penalty                           229       30,405,641.05       18.37     132,775.73       7.178        70.17       636
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Prepayment Penalty                      Number        Principal       Principal     Principal      Gross      Original     Credit
Term (months)                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
None                                        229      $30,405,641.05       18.37%   $132,775.73       7.178%       70.17%      636
24                                           18        2,733,384.37        1.65     151,854.69       6.901        72.32       670
36                                          810      132,336,439.29       79.97     163,378.32       6.651        71.41       650
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

DISTRIBUTION BY LIEN TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Lien Type                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

Original Principal Balances of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Range ($)                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                              2        $39,480.00        0.01    19,740.00   8.852     70.00     86.18    577
25,000.01 - 50,000.00                        39      1,628,215.00        0.61    41,749.10   7.370     79.58     97.64    614
50,000.01 - 75,000.00                       213     13,635,900.00        5.12    64,018.31   6.832     79.68     98.72    619
75,000.01 - 100,000.00                      246     21,746,578.00        8.17    88,400.72   6.532     79.38     98.82    624
100,000.01 - 125,000.00                     262     29,423,557.00       11.05   112,303.65   6.502     79.68     99.31    631
125,000.01 - 150,000.00                     207     28,365,729.00       10.66   137,032.51   6.392     79.60     99.01    633
150,000.01 - 175,000.00                     150     24,260,547.00        9.11   161,736.98   5.902     79.09     98.74    639
175,000.01 - 200,000.00                     139     26,113,630.00        9.81   187,867.84   5.851     79.11     98.73    643
200,000.01 - 225,000.00                      81     17,194,819.00        6.46   212,281.72   5.944     79.71     98.67    645
225,000.01 - 250,000.00                      64     15,139,064.00        5.69   236,547.88   6.032     79.16     97.13    647
250,000.01 - 275,000.00                      47     12,331,015.00        4.63   262,362.02   5.882     78.66     96.72    658
275,000.01 - 300,000.00                      35      9,995,956.00        3.76   285,598.74   5.703     79.86     98.84    654
300,000.01 - 325,000.00                      17      5,314,568.00        2.00   312,621.65   5.720     80.34     97.53    639
325,000.01 - 359,650.00                      35     11,989,526.00        4.50   342,557.89   5.799     78.80     97.30    654
359,650.01 - 500,000.00                      55     22,573,355.00        8.48   410,424.64   5.580     79.63     98.55    657
500,000.01 -1,000,000.00                     41     26,417,963.00        9.93   644,340.56   5.913     75.04     91.49    657
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $266,169,902.00      100.00   162,994.43   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Principal Balances of Mortgage Loans as of Cutoff Date

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Range ($)                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                              2        $39,435.34        0.01    19,717.67   8.852     70.00     86.18    577
25,000.01 - 50,000.00                        39      1,626,431.65        0.61    41,703.38   7.370     79.58     97.64    614
50,000.01 - 75,000.00                       214     13,689,987.15        5.15    63,971.90   6.831     79.68     98.72    618
75,000.01 - 100,000.00                      245     21,642,984.02        8.14    88,338.71   6.532     79.38     98.81    624
100,000.01 - 125,000.00                     262     29,380,189.91       11.06   112,138.13   6.503     79.68     99.31    631
125,000.01 - 150,000.00                     209     28,625,971.37       10.77   136,966.37   6.389     79.45     99.02    633
150,000.01 - 175,000.00                     150     24,271,313.66        9.13   161,808.76   5.898     79.27     98.74    640
175,000.01 - 200,000.00                     137     25,723,546.81        9.68   187,763.12   5.851     79.10     98.72    642
200,000.01 - 225,000.00                      81     17,168,526.50        6.46   211,957.12   5.944     79.71     98.67    645
225,000.01 - 250,000.00                      65     15,364,157.91        5.78   236,371.66   6.022     78.93     96.69    649
250,000.01 - 275,000.00                      46     12,060,859.71        4.54   262,192.60   5.892     78.94     97.27    655
275,000.01 - 300,000.00                      35      9,977,602.63        3.75   285,074.36   5.703     79.86     98.84    654
300,000.01 - 325,000.00                      17      5,305,898.17        2.00   312,111.66   5.721     80.34     97.53    639
325,000.01 - 359,650.00                      36     12,327,175.90        4.64   342,421.55   5.812     78.83     97.38    655
359,650.01 - 500,000.00                      54     22,180,031.36        8.35   410,741.32   5.569     79.62     98.53    657
500,000.01 -1,000,000.00                     41     26,375,393.55        9.92   643,302.28   5.913     75.04     91.49    657
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Current Mortgage Rates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Mortgage Rates (%)                     of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                 2       $227,444.76        0.09   113,722.38   3.727     80.00     99.12    714
4.000 - 4.499                                 7      1,348,143.22        0.51   192,591.89   4.328     80.00    100.00    661
4.500 - 4.999                                93     23,564,924.70        8.87   253,386.29   4.811     79.03     98.55    671
5.000 - 5.499                               154     32,384,863.53       12.19   210,291.32   5.267     79.22     98.33    662
5.500 - 5.999                               401     78,115,047.33       29.39   194,800.62   5.775     78.68     97.61    650
6.000 - 6.499                               264     43,697,766.51       16.44   165,521.84   6.241     78.53     97.81    643
6.500 - 6.999                               457     59,127,631.92       22.25   129,382.13   6.714     79.21     97.88    624
7.000 - 7.499                               140     15,405,285.71        5.80   110,037.76   7.222     79.41     98.21    611
7.500 - 7.999                                71      8,252,367.94        3.11   116,230.53   7.648     78.58     96.95    603
8.000 - 8.499                                 8        595,047.58        0.22    74,380.95   8.265     81.45     95.15    599
8.500 - 8.999                                18      1,556,166.61        0.59    86,453.70   8.737     83.49     91.92    579
9.000 - 9.499                                 8        534,159.37        0.20    66,769.92   9.212     86.29     91.68    549
9.500 - 9.999                                 7        619,369.58        0.23    88,481.37   9.688     79.26     86.25    537
10.500 - 10.999                               2        288,801.23        0.11   144,400.62   10.702    85.00     90.00    524
11.000 - 11.499                               1         42,485.65        0.02    42,485.65   11.250    85.00     90.00    530
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Original Term to Maturity of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Original Term (mos)                    of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                                    36     $6,371,526.09        2.40   176,986.84   6.256     78.23     95.27    682
241 - 360                                 1,597    259,387,979.55       97.60   162,422.03   6.087     78.99     97.88    641
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Stated Remaining Term to Maturity of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Remaining Term (mos)                   of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                                    36     $6,371,526.09        2.40   176,986.84   6.256     78.23     95.27    682
301 - 360                                 1,597    259,387,979.55       97.60   162,422.03   6.087     78.99     97.88    641
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Seasoning of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Seasoning(mos)                         of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
000 - 006                                 1,631   $265,323,093.52       99.84   162,675.10   6.092     78.97     97.82    642
007 - 012                                     2        436,412.12        0.16   218,206.06   5.725     80.00     96.00    675
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Original Loan-to-Value Ratios of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Original LTVs                          of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                 2       $356,728.73        0.13   178,364.37   6.477     33.28     59.02    612
35.01 - 40.00                                 2        188,516.39        0.07    94,258.20   6.540     37.12     71.87    627
40.01 - 45.00                                 2        886,589.03        0.33   443,294.52   6.410     42.90     51.44    626
45.01 - 50.00                                 1        179,632.06        0.07   179,632.06   5.875     46.15     51.28    622
50.01 - 55.00                                 8      2,315,862.17        0.87   289,482.77   5.767     52.68     82.50    647
55.01 - 60.00                                 7      1,913,730.95        0.72   273,390.14   6.336     57.74     85.87    621
60.01 - 65.00                                 5      1,654,923.79        0.62   330,984.76   5.593     62.58     80.78    700
65.01 - 70.00                                22      3,022,225.16        1.14   137,373.87   6.102     68.66     84.93    654
70.01 - 75.00                                62     12,516,223.07        4.71   201,874.57   6.299     74.27     91.27    640
75.01 - 80.00                             1,476    235,622,876.22       88.66   159,636.10   6.047     79.93     99.11    642
80.01 - 85.00                                24      3,736,402.92        1.41   155,683.46   7.351     84.13     91.78    616
85.01 - 90.00                                22      3,365,795.15        1.27   152,990.69   7.217     89.91     95.72    621
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Combined Loan-to-Value Ratios of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Combined LTVs                          of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 1       $144,925.09        0.05   144,925.09   6.625     34.76     42.50    638
45.01 - 50.00                                 1        636,815.04        0.24   636,815.04   6.375     42.53     47.53    585
50.01 - 55.00                                 2        279,564.27        0.11   139,782.14   6.617     42.20     51.76    607
60.01 - 65.00                                 2        334,601.17        0.13   167,300.59   7.007     46.21     62.17    673
65.01 - 70.00                                 4        767,829.10        0.29   191,957.28   5.439     59.12     68.24    655
70.01 - 75.00                                 6      1,415,408.28        0.53   235,901.38   6.560     58.13     71.61    605
75.01 - 80.00                                 7      2,162,705.84        0.81   308,957.98   5.801     62.04     79.73    654
80.01 - 85.00                                15      4,505,096.53        1.70   300,339.77   6.403     71.95     83.48    652
85.01 - 90.00                                60     14,421,817.81        5.43   240,363.63   6.508     76.97     88.99    644
90.01 - 95.00                               129     24,119,889.35        9.08   186,975.89   6.211     79.10     94.15    638
95.01 - 100.00                            1,406    216,970,853.16       81.64   154,317.82   6.043     79.85     99.86    642
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Owner Occupancy of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Owner Occupancy                        of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR                                      5       $538,040.30        0.20   107,608.06   6.231     61.08     72.63    673
PRIMARY                                   1,627    265,041,189.36       99.73   162,901.78   6.091     79.01     97.87    641
SECOND HOME                                   1        180,275.98        0.07   180,275.98   5.950     80.00     90.00    782
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Property Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Property Types                         of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                   16     $3,152,786.08        1.19   197,049.13   5.940     79.92     96.23    680
HIGHRISE CONDO SF                             4        767,369.58        0.29   191,842.40   6.587     79.28    100.00    652
LOWRISE CONDO SF                            125     20,138,074.46        7.58   161,104.60   5.875     78.48     98.45    647
SINGLE FAM DETACHED                       1,488    241,701,275.52       90.95   162,433.65   6.110     79.00     97.78    641
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Loan Purpose of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Loan Purpose                           of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
PURCHASE                                  1,260   $194,333,954.24       73.12   154,233.30   6.078     79.73     99.25    641
REFI EQUITY TAKEOUT                         288     56,923,453.19       21.42   197,650.88   6.103     76.69     93.82    644
REFINANCE                                    85     14,502,098.21        5.46   170,612.92   6.231     77.87     94.29    643
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Document Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Document Type                          of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
Full Doc                                  1,427   $222,072,187.37       83.56   155,621.72   6.125     79.16     98.10    638
Full Doc with 6 Mo. Bank Statements           4        553,415.34        0.21   138,353.84   6.501     80.00     96.34    644
Full Doc with 12 Mo. Bank Statements        202     43,133,902.93       16.23   213,534.17   5.915     78.02     96.37    662
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Product Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Product Type                           of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                    6     $1,323,996.96        0.50   220,666.16   6.119     80.00    100.00    683
2Y/6M Libor Arm                           1,461    234,983,557.23       88.42   160,837.48   6.067     79.30     98.16    637
3Y/6M Libor Arm                              46      8,666,952.70        3.26   188,412.02   5.678     78.11     97.87    670
Balloon 360/180                              26      5,079,582.06        1.91   195,368.54   6.229     77.59     94.70    681
Fixed 15 Yr                                  10      1,291,944.03        0.49   129,194.40   6.363     80.77     97.54    686
Fixed 30 Yr                                  84     14,413,472.66        5.42   171,588.96   6.660     74.51     93.13    669
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Lien Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Lien Type                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1                                         1,633    265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Geographical Distribution of Mortgages Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
State                                  of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
Other                                       261     31,838,723.11       11.98   121,987.44   6.339     78.99     97.97    635
Alabama                                      23      3,322,540.07        1.25   144,458.26   6.216     79.17     99.01    619
Arizona                                      51      8,135,246.68        3.06   159,514.64   6.094     78.58     97.78    644
California                                  156     51,995,096.37       19.56   333,301.90   5.601     77.25     95.58    660
Colorado                                     74     14,565,210.57        5.48   196,827.17   5.839     79.68     98.82    652
Florida                                      69     11,348,738.92        4.27   164,474.48   5.966     79.32     98.49    633
Georgia                                      48      7,775,322.33        2.93   161,985.88   6.067     79.77     99.44    627
Illinois                                     61      7,519,389.99        2.83   123,268.69   6.411     80.11     98.93    624
Iowa                                         70      7,093,706.33        2.67   101,338.66   6.431     79.98     99.14    630
Louisiana                                    35      4,395,370.59        1.65   125,582.02   6.190     80.17     99.13    614
Maryland                                     87     17,474,341.59        6.58   200,854.50   6.163     80.08     98.60    644
Massachusetts                                20      4,882,329.39        1.84   244,116.47   6.075     76.29     93.30    654
Minnesota                                    35      6,082,461.41        2.29   173,784.61   6.111     76.46     96.71    634
Missouri                                     66      7,025,247.33        2.64   106,443.14   6.461     79.87     99.72    632
Nebraska                                     40      4,791,024.08        1.80   119,775.60   6.595     80.23     98.74    646
Nevada                                       15      3,147,976.65        1.18   209,865.11   5.989     80.77     98.35    639
New York                                     14      2,915,487.34        1.10   208,249.10   6.742     75.43     90.10    654
North Carolina                               73      8,879,368.55        3.34   121,635.19   6.507     79.03     98.51    628
Ohio                                         54      6,207,711.78        2.34   114,957.63   6.495     80.05     99.60    630
Oregon                                       40      6,879,424.24        2.59   171,985.61   5.787     80.05     97.88    661
Pennsylvania                                 26      3,142,281.25        1.18   120,856.97   6.305     79.54     99.36    646
Tennessee                                    77      8,045,596.97        3.03   104,488.27   6.303     79.99     99.53    627
Texas                                        67      7,557,296.44        2.84   112,795.47   6.380     80.24     99.08    640
Utah                                         18      3,120,975.52        1.17   173,387.53   6.323     78.28     96.00    643
Virginia                                     53     11,326,667.62        4.26   213,710.71   6.214     79.49     99.07    628
Washington                                   64     11,650,188.50        4.38   182,034.20   5.783     79.92     98.90    646
Wisconsin                                    36      4,641,782.02        1.75   128,938.39   6.560     79.78     97.86    623
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



MI Covered Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
MI Covered Loans                       of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
MGIC                                         10     $1,371,168.47        0.52   137,116.85   7.162     89.10     95.77    626
No MI -LTV <= 80%                         1,587    258,657,307.57       97.33   162,985.07   6.059     78.76     97.93    642
PMI MTGE.                                     7        656,122.97        0.25    93,731.85   8.987     87.54     92.72    578
REPUBLIC                                     10      1,600,692.23        0.60   160,069.22   8.187     86.89     93.88    615
Radian GUARANTEE                              6      1,334,704.55        0.50   222,450.76   6.997     84.33     92.33    618
TRIAD                                         8      1,202,633.70        0.45   150,329.21   6.854     86.51     94.03    613
UNITED GTY                                    5        936,876.15        0.35   187,375.23   5.716     87.20     92.20    648
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Prepay Penalty for Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Prepay Penalty                         of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        1,337   $203,022,354.94       76.39   151,849.18   6.021     79.15     98.21    640
No Prepay Penalty                           296     62,737,150.70       23.61   211,949.83   6.318     78.40     96.55    646
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Prepay Term for Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Prepay Term                            of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
None                                        296    $62,737,150.70       23.61   211,949.83   6.318     78.40     96.55    646
24                                        1,196    178,244,830.39       67.07   149,034.14   5.986     79.49     98.60    636
36                                          141     24,777,524.55        9.32   175,727.12   6.277     76.74     95.39    668
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------


Fico Scores of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Fico Scores                            of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
500 - 525                                     6       $592,175.93        0.22    98,695.99   9.911     77.64     83.94    518
526 - 550                                    17      2,238,760.20        0.84   131,691.78   8.351     74.16     84.64    536
551 - 575                                    22      1,732,442.36        0.65    78,747.38   7.855     84.37     95.16    566
576 - 600                                   381     50,973,917.84       19.18   133,789.81   6.523     78.92     97.90    590
601 - 625                                   374     56,302,386.13       21.19   150,541.14   6.198     79.13     98.35    613
626 - 650                                   301     51,617,111.83       19.42   171,485.42   6.101     79.12     98.23    638
651 - 675                                   234     41,428,802.43       15.59   177,046.16   5.743     79.56     98.34    662
676 - 700                                   158     30,424,463.05       11.45   192,559.89   5.677     78.57     97.61    686
701 - 725                                    72     15,944,144.36        6.00   221,446.45   5.634     78.25     96.15    711
726 - 750                                    31      6,929,416.08        2.61   223,529.55   5.719     76.70     97.00    736
751 - 775                                    22      4,454,685.45        1.68   202,485.70   5.847     80.00     99.14    759
776 - 800                                    13      2,481,752.39        0.93   190,904.03   5.609     78.49     96.27    784
Not Available                                 2        639,447.59        0.24   319,723.80   6.742     80.00    100.00   NO DATA
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Margins of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Margins                                of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                16     $7,418,806.34        3.03   463,675.40   5.223     78.28     96.28    692
2.000 - 2.499                               341     68,201,800.81       27.84   200,005.28   5.531     78.45     97.86    682
2.500 - 2.999                               623    103,674,062.85       42.32   166,411.02   6.022     79.51     98.64    628
3.000 - 3.499                               428     53,178,158.04       21.71   124,248.03   6.597     79.73     98.73    609
3.500 - 3.999                                58      7,637,398.22        3.12   131,679.28   6.695     79.48     97.00    606
4.000 - 4.499                                 7        695,012.83        0.28    99,287.55   6.716     80.52     96.84    602
4.500 - 4.999                                17      1,708,515.88        0.70   100,500.93   8.326     85.94     93.91    572
5.000 - 5.499                                10      1,230,115.90        0.50   123,011.59   8.305     75.41     85.47    555
5.500 - 5.999                                 6        548,270.45        0.22    91,378.41   8.872     75.67     83.92    526
6.000 - 6.499                                 1         60,745.40        0.02    60,745.40   9.950     80.00     85.00    511
6.500 - 6.999                                 6        621,620.17        0.25   103,603.36   9.958     85.00     90.00    534
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Next Rate Change Dates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Next Rate Change Dates                 of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
4/1/2006                                      2       $673,852.20        0.28   336,926.10   6.001     80.00    100.00    694
5/1/2006                                      4        650,144.76        0.27   162,536.19   6.241     80.00    100.00    671
8/1/2006                                      1         87,225.66        0.04    87,225.66   7.125     80.00    100.00    688
11/1/2006                                     1        349,186.46        0.14   349,186.46   5.375     80.00     95.00    672
12/1/2006                                     1        149,630.88        0.06   149,630.88   6.875     80.00    100.00    604
1/1/2007                                      2        558,381.99        0.23   279,191.00   5.743     80.00    100.00    607
2/1/2007                                      3        767,987.15        0.31   255,995.72   5.948     78.91     91.73    653
3/1/2007                                     35      5,277,165.16        2.15   150,776.15   6.269     77.80     96.63    641
4/1/2007                                    613     99,816,828.39       40.75   162,833.33   6.051     79.23     97.94    637
5/1/2007                                    779    124,275,958.54       50.73   159,532.68   6.074     79.37     98.41    638
6/1/2007                                     26      3,701,193.00        1.51   142,353.58   6.062     80.39     99.18    629
3/1/2008                                      1        288,666.81        0.12   288,666.81   5.625     80.00     94.83    660
4/1/2008                                     18      2,994,049.96        1.22   166,336.11   5.759     77.48     96.93    673
5/1/2008                                     26      5,222,635.93        2.13   200,870.61   5.645     78.30     98.50    670
6/1/2008                                      1        161,600.00        0.07   161,600.00   5.375     80.00    100.00    621
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Maximum Mortgage Rates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Mortgage Rates (%)                     of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                                 2       $227,444.76        0.09   113,722.38   3.727     80.00     99.12    714
10.000 - 10.499                               7      1,348,143.22        0.55   192,591.89   4.328     80.00    100.00    661
10.500 - 10.999                              92     23,273,644.24        9.50   252,974.39   4.810     79.02     98.53    671
11.000 - 11.499                             148     30,994,442.50       12.65   209,421.91   5.265     79.35     98.55    659
11.500 - 11.999                             383     73,533,169.07       30.02   191,992.61   5.771     79.07     97.89    647
12.000 - 12.499                             248     40,941,213.91       16.71   165,085.54   6.243     78.64     97.85    640
12.500 - 12.999                             415     52,100,993.59       21.27   125,544.56   6.717     79.71     98.74    617
13.000 - 13.499                             127     13,532,494.66        5.52   106,555.08   7.229     79.18     98.09    605
13.500 - 13.999                              55      6,065,592.19        2.48   110,283.49   7.645     80.00     98.53    596
14.000 - 14.499                               4        312,182.68        0.13    78,045.67   8.298     82.76     91.01    555
14.500 - 14.999                              15      1,387,351.67        0.57    92,490.11   8.766     84.46     90.94    572
15.000 - 15.499                               8        534,159.37        0.22    66,769.92   9.212     86.29     91.68    549
15.500 - 15.999                               6        392,388.15        0.16    65,398.03   9.724     78.84     87.35    540
16.500 - 16.999                               2        288,801.23        0.12   144,400.62   10.702    85.00     90.00    524
17.000 - 17.499                               1         42,485.65        0.02    42,485.65   11.250    85.00     90.00    530
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Minimum Mortgage Rates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Mortgage Rates (%)                     of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                16     $7,418,806.34        3.03   463,675.40   5.223     78.28     96.28    692
2.000 - 2.499                               341     68,201,800.81       27.84   200,005.28   5.531     78.45     97.86    682
2.500 - 2.999                               623    103,674,062.85       42.32   166,411.02   6.022     79.51     98.64    628
3.000 - 3.499                               428     53,178,158.04       21.71   124,248.03   6.597     79.73     98.73    609
3.500 - 3.999                                58      7,637,398.22        3.12   131,679.28   6.695     79.48     97.00    606
4.000 - 4.499                                 7        695,012.83        0.28    99,287.55   6.716     80.52     96.84    602
4.500 - 4.999                                17      1,708,515.88        0.70   100,500.93   8.326     85.94     93.91    572
5.000 - 5.499                                10      1,230,115.90        0.50   123,011.59   8.305     75.41     85.47    555
5.500 - 5.999                                 6        548,270.45        0.22    91,378.41   8.872     75.67     83.92    526
6.000 - 6.499                                 1         60,745.40        0.02    60,745.40   9.950     80.00     85.00    511
6.500 - 6.999                                 6        621,620.17        0.25   103,603.36   9.958     85.00     90.00    534
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Initial Periodic Rate Caps of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
Initial Periodic                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Rate Caps                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
2.000                                        52     $9,990,949.66        4.08   192,133.65   5.737     78.36     98.15    672
3.000                                     1,461    234,983,557.23       95.92   160,837.48   6.067     79.30     98.16    637
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Subsequent Periodic Rate Caps of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
Subsequent Periodic                     Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Rate Caps                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1.000                                     1,507   $243,650,509.93       99.46   161,679.17   6.053     79.25     98.15    639
2.000                                         6      1,323,996.96        0.54   220,666.16   6.119     80.00    100.00    683
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------

*Please see disclaimer. Note that this has yet to be tied by an accountant.

Wells Fargo

Deal
 Date
 Deal Size                        $1,317,220,845.88

Other DEAL INFO
---------------
Lead                                      Citigroup
Originator[s]                           Wells Fargo
Servicer[s]                             Wells Fargo
Raters                       S&P, Fitch , & Moody's

POOL SUMMARY DATA
-----------------
Agency Conforming                                NA
Non Conforming                                   NA
Prefunding (if any)                            None
No of Loans                                7,934.00
Average Loan Size                        166,022.29
WAC                                           6.766
WA OLTV                                       79.77
% First Lien                                 100.00
% Owner Occ                                   96.77
% Purchase                                    39.55
% Cash out                                    54.17
% Full Doc                                    81.13
% Full Doc with 12 Mo.                        18.27
Bank Statements
% Full Doc with 6 Mo. Bank                     0.60
Statements
% No docs                                      0.00
WA FICO                                         622
FICO Range                                  500-807

Mortgage Indices
----------------
Floating Rate Mortgages                       87.44
Fixed Rate                                    12.56
2/28 Float                                    83.93
3/27 Float                                     2.51
5/25 Float                                       NA
IO Mortgages                                     NA

LOAN SIZE                                 % of pool   Ave FICO   Ave CLTV
---------                                 ---------   --------   --------
Loans < 100k                                  13.05        606      82.59
Loans < 75k                                    6.34        602      80.72
Loans > 350k                                  20.17        635      82.79
Loans > 500k                                   7.85        641      80.90
Loans > 750k                                   1.69        646      75.56

Income Strats                             % of pool   Ave FICO   Ave CLTV
-------------                             ---------   --------   --------
Average DTI                                      NA         NA         NA
DTI 40-45%                                       NA         NA         NA
DTI 45-50%                                       NA         NA         NA
DTI 50-55%                                       NA         NA         NA
DTI > 55%                                        NA         NA         NA

GEOGRAPHIC                                % of pool   Ave FICO   Ave OLTV
----------                                ---------   --------   --------
California                                    21.64        631      73.94
Maryland                                       6.33        620      79.70
Florida                                        5.29        621      80.81
Arizona                                        4.75        624      82.94
Virginia                                       4.09        622      82.39
Illinois                                       3.69        616      84.51
Texas                                          3.57        612      79.69
New York                                       3.39        622      75.23
Washington                                     3.01        630      83.07
Nevada                                         3.01        620      79.22
New Jersey                                     2.82        611      75.87
Minnesota                                      2.73        615      80.06
Colorado                                       2.57        637      81.45
Georgia                                        2.35        615      85.06
North Carolina                                 2.14        618      83.40

Property Type                             % of pool   Ave FICO   Ave CLTV
-------------                             ---------   --------   --------
Single Fam Detached                           92.40        621      79.95
Lowrise Condo Sf                               5.15        630      80.77
Two Family                                     1.67        634      71.86
Highrise Condo Sf                              0.24        619      74.05
Three Family                                   0.24        611      62.76
Four Family                                    0.30        621      67.54

FICO                                      % of pool   Ave FICO      Ave CLTV
----                                      ---------   --------      --------
Fico < 600                                    33.08        567      78.92
Fico < 580                                    19.35        552      75.11
Fico < 560                                    10.56        537      72.20
FICO NA                                        0.43                 83.25
Below 520                                      1.71        511      69.32
521 - 540                                      3.69        531      72.63
541 - 560                                      5.57        551      73.49
561 - 580                                      9.14        571      78.99
581 - 600                                     13.96        591      84.18
601- 620                                      16.44        611      85.92
621 - 640                                     15.08        630      84.94
641 - 660                                     12.78        650      87.54
661 - 680                                      9.79        670      84.58
681 - 700                                      5.10        689      87.51
701-720                                        2.84        709      85.69
721 - 740                                      1.47        730      87.07
Above 740                                      1.98        766      85.15

OLTV                                      % of pool   Ave FICO   Ave CLTV
----                                      ---------   --------   --------
<=50                                           3.66        610      40.53
50.01-55                                       2.02        619      55.20
55.01-60                                       2.62        606      59.26
60.01-65                                       3.06        610      63.39
65.01-70                                       7.15        612      68.89
70.01-75                                       9.10        605      75.68
75.01-80                                      32.34        629      90.26
80.01-85                                      10.59        609      84.68
85.01-90                                      15.32        621      89.71
90.01-95                                       7.02        638      94.78
95.01-100                                      7.10        642      99.93
> 100%                                       100.00        622      83.57
> 80%                                         40.04        625      91.08
> 90%                                         14.12        640      97.37


Average Seasoning                        2
% > 3 months                          1.34
mortgage insurance if any              yes
MI providers                 see termsheet
excess spread - ave 1st yr   3.15 @ static
DELINQUENCIES
30-59 day past                        None


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

All average are wtg averages.

                         Originator/Source 1    Originator/Source 2   Originator/Source 3   Aggregate
                         -------------------    -------------------   -------------------   ---------
Largest Servicer                          WF
FICO avg                                 622
FICO stdev                             74.20
FICO < 500                              0.00%
FICO < 560                             10.56%
10th Percentile FICO                     546
90th Percentile FICO                     678
CLTV avg                               83.57%
CLTV >80%                              59.24%
SS CLTV                                97.82%
% With Silent 2nds                     20.18%
10th Percentile CLTV                   61.04%
90th Percentile CLTV                  100.00%
Full Doc %                             81.13%
Loan Bal avg (000s)               166,022.29
DTI %                                     NA
DTI >45%                                  NA
Purch %                                39.55%
Cash Out %                             54.17%
Fxd %                                  12.56%
3 yr ARM >=                             2.51%
WAC                                    6.766%
WAC stdev                               1.26
1st Lien %                            100.00%
MI %                                   40.04%
MI Insurer                    See Term Sheet
CA %                                   21.64%
Sng Fam %                              92.40%
Invt Prop %                             2.15%
MH %                                    0.00%
IO%                                     0.00%
2yr IO%                                 0.00%
IO non-full doc %                       0.00%
2-4 Family %                            2.21%
Prim Occ                               96.77%
<$100K Bal %                           13.05%
2-yr Prepay Penalty %                  61.12%
Initial Target OC %                     0.70%
Total C/E% Aaa                         16.30%
Total C/E% Aa2                         13.75%
Total C/E% A2                           8.65%
Mth 37 Loss Trig                        1.25
Moody's Base Case Loss                  3.81%
S&P single-B Loss                       1.74%
Fitch single-B Loss                       NA

Originator/Source   WA LTV   WA CLTV   WA SS CLTV   FICO     WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Wells Fargo         79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total:              79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

Originator/Source   % with S.2nds    CA%      Full Doc %    IO%     DTI%    DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Wells Fargo                 20.18%   21.64%        81.13%   0.00%                0.00%       40.04%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total:                      20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

Documentation       WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Full                80.49     84.43          98.1      618    6.851     81.13      33.62           1.54         81.13
Non-Full            76.65     79.87         96.36      637      6.4     18.87       5.93            0.6         18.87
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77     83.57         97.82      622    6.766       100      39.55           2.15           100

Documentation       % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Full                        16.86    16.39         81.13       0                    0        33.94
Non-Full                     3.32     5.25             0       0                    0         6.09
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18    21.64         81.13       0                    0        40.04

Interest Only       WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
NA                  NA       NA        NA           NA       NA        NA        NA         NA             NA
NA                  NA       NA        NA           NA       NA        NA        NA         NA             NA

Interest Only       % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
NA                  NA               NA       NA            NA      NA      NA           NA
NA                  NA               NA       NA            NA      NA      NA           NA

FICO                WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
0-499               80.99%    83.25%       100.00%            7.913%     0.43%      0.16%          0.02%         0.43%
500-559             71.98%    72.20%        84.91%     537    8.204%    10.56%      2.01%          0.13%        10.56%
560-599             78.88%    82.06%        97.78%     582    7.056%    22.53%      8.23%          0.42%        22.53%
600-639             81.45%    85.39%        98.16%     619    6.699%    31.82%     13.69%          0.54%        31.82%
640-679             81.77%    86.28%        98.55%     658    6.275%    22.93%      9.75%          0.56%        22.93%
680>=               79.95%    86.48%        97.04%     712    6.014%    11.74%      5.71%          0.48%        11.74%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

FICO                % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
0-499                        0.05%    0.04%         0.35%   0.00%                0.00%        0.20%
500-559                      0.23%    1.97%         9.40%   0.00%                0.00%        1.97%
560-599                      3.84%    4.25%        18.67%   0.00%                0.00%        9.13%
600-639                      6.50%    6.34%        26.72%   0.00%                0.00%       14.68%
640-679                      5.47%    5.35%        17.95%   0.00%                0.00%       10.18%
680>=                        4.10%    3.68%         8.04%   0.00%                0.00%        3.87%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

Low Balance         WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
<80,000             77.49%    81.16%        98.63%     603    7.829%     7.39%      3.57%          0.42%         7.39%
80,000-100,000      79.71%    84.46%        98.80%     611    7.279%     5.66%      2.69%          0.12%         5.66%
100,000>=           79.96%    83.72%        97.67%     624    6.642%    86.95%     33.30%          1.61%        86.95%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

Low Balance         % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
<80,000                      1.43%    0.11%         6.79%   0.00%                0.00%        2.83%
80,000-100,000               1.38%    0.20%         5.12%   0.00%                0.00%        2.29%
100,000>=                   17.37%   21.33%        69.21%   0.00%                0.00%       34.92%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

Lien Position       WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
1st Lien            79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

Lien Position       % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
1st Lien                    20.18%   21.64%        81.13%   0.00%                0.00%       40.04%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

WACLTV              WA SS CLTV    WAFICO   WAC      % Bal.    Purch %    Invt Prop %     1st Lien %    % with S.2nds    CA%
-----------------   ----------    ------   -----    ------    -------    ------------    ----------    -------------    -----
<80%                      69.3       609   6.635     40.76        6.8            2.13         40.76             0.44    12.72
80-85%                   83.48%      610   7.083%    10.65%      3.03%           0.02%        10.65%            0.34%    1.88%
85-90%                   88.99%      622   7.052%    16.16%      5.23%           0.00%        16.16%            1.09%    2.85%
90-95%                   94.15%      638   7.085%     8.85%      4.42%           0.00%         8.85%            1.83%    1.21%
95-100%                  99.86%      642   6.533%    23.58%     20.07%           0.00%        23.58%           16.47%    2.98%

WACLTV              Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   ----------    ----    -----   ---------    ---------
<80%                     31.12       0                    0            0
80-85%                    8.26%   0.00%                0.00%       10.31%
85-90%                   12.21%   0.00%                0.00%       15.25%
90-95%                    8.33%   0.00%                0.00%        7.28%
95-100%                  21.21%   0.00%                0.00%        7.20%

SSCLTV              WAFICO   WAC      % Bal.    Purch %    Invt Prop %    1st Lien %    % with S.2nds    CA%     Full Doc %    IO%
-----------------   ------   -----    ------    -------    -----------    ----------    -------------    ----    ----------    ----
<80%                   633   6.134      0.44          0           0.02          0.44             0.44    0.17          0.34       0
80-85%                 652   6.403%    0.340%      0.02%          0.02%         0.34%            0.34%   0.20%         0.24%   0.00%
85-90%                 644   6.508%    1.090%      0.51%          0.00%         1.09%            1.09%   0.44%         0.83%   0.00%
90-95%                 638   6.211%    1.830%      0.82%          0.00%         1.83%            1.83%   0.47%         1.34%   0.00%
95-100%                642   6.043%   16.470%     13.40%          0.00%        16.47%           16.47%   2.67%        14.11%   0.00%

SSCLTV              DTI %   DTI% > 45    % with MI
-----------------   -----   ---------    ---------
<80%                                0            0
80-85%                           0.00%        0.00%
85-90%                           0.00%        0.18%
90-95%                           0.00%        0.26%
95-100%                          0.00%        0.10%

Coupon-ARM          WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
<8%                 80.50%    85.14%        98.25%     625    6.439%    75.41%     31.80%          1.62%        75.41%
8-9%                85.27%    85.37%        90.95%     579    8.507%     8.88%      4.36%          0.09%         8.88%
9-10%               80.94%    81.14%        89.84%     554    9.470%     2.39%      1.11%          0.01%         2.39%
10-11%              81.00%    81.16%        90.00%     543   10.504%     0.66%      0.47%          0.00%         0.66%
11-12%              77.95%    78.14%        90.00%     531   11.368%     0.09%      0.04%          0.00%         0.09%
12-13%              75.41%    75.41%                   540   12.125%     0.01%      0.00%          0.00%         0.01%
13-14%
>14%

Coupon-ARM          % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
<8%                         18.37%   17.42%        60.58%   0.00%                0.00%       29.95%
8-9%                         0.13%    0.43%         8.20%   0.00%                0.00%        5.75%
9-10%                        0.07%    0.04%         2.31%   0.00%                0.00%        1.27%
10-11%                       0.02%    0.01%         0.62%   0.00%                0.00%        0.41%
11-12%                       0.00%    0.00%         0.09%   0.00%                0.00%        0.04%
12-13%                       0.00%    0.00%         0.00%   0.00%                0.00%        0.00%
13-14%
>14%

Coupon-fixed rate   WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
<8%                 70.70%    73.11%        93.76%     652    6.560%    11.53%      1.59%          0.35%        11.53%
8-9%                78.87%    79.90%        99.82%     610    8.485%     0.72%      0.11%          0.06%         0.72%
9-10%               70.97%    71.29%        84.35%     580    9.511%     0.23%      0.05%          0.00%         0.23%
10-11%              73.21%    73.21%                   568   10.494%     0.06%      0.01%          0.01%         0.06%
11-12%              73.81%    73.81%                   532   11.591%     0.01%      0.00%          0.00%         0.01%
12-13%              80.00%    80.00%                   514   12.250%     0.01%      0.01%          0.00%         0.01%
13-14%
>14%

Coupon-fixed rate   % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
<8%                          1.53%    3.72%         8.41%   0.00%                0.00%        2.17%
8-9%                         0.03%    0.02%         0.62%   0.00%                0.00%        0.35%
9-10%                        0.02%    0.00%         0.22%   0.00%                0.00%        0.08%
10-11%                       0.00%    0.00%         0.06%   0.00%                0.00%        0.01%
11-12%                       0.00%    0.00%         0.01%   0.00%                0.00%        0.00%
12-13%                       0.00%    0.00%         0.01%   0.00%                0.00%        0.00%
13-14%
>14%

 1 ARM
 2 Owner occupied
 3 Purchase
 4 Full doc.
 5 First lien
 6 Fixed
 7 Non-owner occupied
 8 Refinancing
 9 Limited doc.
10 Second lien

 1 ARM
   Owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.01     0.00     0.00     0.00     0.03     0.07     0.06     0.01     0.00     0.02     0.00
 2   501-525     0.01     0.01     0.00     0.07     0.03     0.21     0.14     0.02     0.00     0.01     0.00
 3   526-550     0.06     0.01     0.03     0.03     0.07     0.17     0.48     0.07     0.00     0.00     0.00
 4   551-575     0.01     0.06     0.06     0.02     0.05     0.32     0.48     0.75     0.08     0.03     0.00
 5   576-600     0.05     0.01     0.02     0.03     0.06     0.44     0.38     0.81     1.18     3.00     0.00
 6   601-625     0.04     0.00     0.03     0.01     0.07     0.56     0.34     0.71     0.98     4.85     0.00
 7   626-650     0.03     0.01     0.01     0.10     0.06     0.39     0.16     0.60     0.88     4.01     0.00
 8   651-675     0.01     0.01     0.06     0.02     0.10     0.18     0.18     0.20     0.51     2.82     0.00
 9   676-700     0.01     0.03     0.00     0.00     0.07     0.05     0.02     0.23     0.34     1.73     0.00
10   >700        0.02     0.00     0.02     0.00     0.00     0.13     0.00     0.15     0.15     1.29     0.00

 2 ARM
   Owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.01     0.02     0.02     0.01     0.03     0.01     0.03     0.05     0.01     0.04     0.00
 2   501-525     0.24     0.11     0.15     0.24     0.71     0.27     0.01     0.00     0.00     0.00     0.00
 3   526-550     0.28     0.19     0.27     0.52     0.69     1.22     0.47     0.04     0.02     0.00     0.00
 4   551-575     0.33     0.21     0.21     0.51     0.92     1.10     1.01     0.94     0.00     0.00     0.00
 5   576-600     0.46     0.12     0.19     0.75     0.63     1.11     0.81     1.85     0.28     0.12     0.00
 6   601-625     0.40     0.18     0.20     0.56     0.76     1.32     1.09     2.17     0.60     0.82     0.00
 7   626-650     0.37     0.19     0.08     0.36     0.52     0.64     0.82     1.23     1.40     0.55     0.00
 8   651-675     0.16     0.03     0.08     0.25     0.32     0.50     0.57     0.87     0.82     0.59     0.00
 9   676-700     0.05     0.03     0.02     0.06     0.08     0.14     0.27     0.36     0.37     0.32     0.00
10   >700        0.05     0.00     0.01     0.11     0.03     0.12     0.13     0.20     0.22     0.12     0.00

 3 ARM
   Owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525     0.00     0.00     0.00     0.01     0.00     0.01     0.01     0.00     0.00     0.00     0.00
 3   526-550     0.00     0.00     0.00     0.00     0.00     0.00     0.07     0.00     0.00     0.00     0.00
 4   551-575     0.00     0.00     0.00     0.00     0.01     0.09     0.05     0.09     0.02     0.00     0.00
 5   576-600     0.00     0.01     0.00     0.00     0.00     0.11     0.10     0.16     0.02     0.21     0.00
 6   601-625     0.00     0.00     0.02     0.01     0.03     0.07     0.06     0.26     0.00     0.18     0.00
 7   626-650     0.00     0.00     0.00     0.03     0.09     0.11     0.10     0.27     0.04     0.43     0.00
 8   651-675     0.00     0.00     0.02     0.00     0.09     0.09     0.10     0.33     0.04     0.39     0.00
 9   676-700     0.00     0.00     0.00     0.01     0.00     0.03     0.00     0.16     0.03     0.12     0.00
10   >700        0.00     0.00     0.00     0.00     0.00     0.26     0.00     0.25     0.06     0.38     0.00

 4 ARM
   Owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00
 2   501-525     0.00     0.01     0.03     0.04     0.09     0.01     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.16     0.00     0.00     0.07     0.11     0.12     0.04     0.05     0.00     0.00     0.00
 4   551-575     0.11     0.07     0.05     0.02     0.16     0.25     0.26     0.16     0.00     0.00     0.00
 5   576-600     0.11     0.05     0.11     0.14     0.16     0.41     0.25     0.37     0.06     0.02     0.00
 6   601-625     0.09     0.09     0.10     0.34     0.18     0.43     0.16     0.47     0.00     0.05     0.00
 7   626-650     0.09     0.03     0.06     0.12     0.10     0.23     0.24     0.45     0.11     0.19     0.00
 8   651-675     0.08     0.11     0.02     0.17     0.13     0.20     0.21     0.38     0.01     0.09     0.00
 9   676-700     0.05     0.02     0.05     0.12     0.08     0.20     0.07     0.16     0.00     0.08     0.00
10   >700        0.02     0.00     0.00     0.02     0.03     0.15     0.06     0.09     0.05     0.05     0.00

 5 ARM
   Owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 6 ARM
   Owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 7 ARM
   Owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 8 ARM
   Owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 9 ARM
   Non-owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.00     0.00     0.00     0.01     0.04     0.03     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.00     0.00     0.00     0.01     0.01     0.00     0.05     0.00     0.00     0.00     0.00
 6   601-625     0.02     0.00     0.01     0.02     0.00     0.06     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.03     0.01     0.02     0.04     0.02     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.01     0.06     0.03     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.02     0.00     0.01     0.01     0.00     0.00     0.00
10   >700        0.00     0.00     0.00     0.00     0.00     0.08     0.02     0.03     0.00     0.00     0.00

10 ARM
   Non-owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.00     0.00     0.00     0.05     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.03     0.01     0.02     0.06     0.00     0.03     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.07     0.00     0.02     0.10     0.05     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.03     0.01     0.01     0.13     0.01     0.04     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.04     0.00     0.00     0.06     0.05     0.03     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.01     0.00     0.02     0.06     0.03     0.03     0.03     0.00     0.00     0.00     0.00
 9   676-700     0.01     0.00     0.00     0.00     0.01     0.02     0.02     0.00     0.00     0.00     0.00
10   >700        0.01     0.00     0.00     0.03     0.03     0.00     0.00     0.00     0.00     0.00     0.00

11 ARM
   Non-owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.02     0.06     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.01     0.03     0.02     0.02     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.01     0.00     0.02     0.10     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.00     0.06     0.00     0.00     0.00     0.00     0.00
10   >700        0.00     0.00     0.00     0.03     0.01     0.02     0.00     0.00     0.00     0.00     0.00

12 ARM
   Non-owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.00     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.00     0.00     0.00     0.01     0.04     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.06     0.00     0.00     0.06     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.02     0.01     0.00     0.02     0.00     0.00     0.00     0.00     0.00
10   >700        0.01     0.00     0.00     0.00     0.03     0.01     0.00     0.00     0.00     0.00     0.00

13 ARM
   Non-owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

14 ARM
   Non-owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

15 ARM
   Non-owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

16 ARM
   Non-owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

17 Fixed
   Owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525     0.00     0.01     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575     0.00     0.00     0.00     0.01     0.01     0.01     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.01     0.00     0.02     0.00     0.00     0.00     0.01     0.02     0.01     0.01     0.00
 6   601-625     0.02     0.00     0.00     0.00     0.04     0.06     0.04     0.02     0.02     0.08     0.00
 7   626-650     0.01     0.00     0.00     0.01     0.00     0.09     0.00     0.03     0.02     0.08     0.00
 8   651-675     0.02     0.00     0.02     0.00     0.02     0.04     0.03     0.01     0.02     0.07     0.00
 9   676-700     0.02     0.00     0.01     0.00     0.03     0.03     0.01     0.02     0.00     0.09     0.00
10   >700        0.00     0.00     0.00     0.02     0.02     0.01     0.00     0.00     0.03     0.11     0.00

18 Fixed
   Owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.01     0.00     0.00     0.00     0.01     0.00     0.00     0.01     0.00     0.00     0.00
 2   501-525     0.01     0.01     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.04     0.02     0.04     0.02     0.01     0.01     0.02     0.00     0.00     0.00     0.00
 4   551-575     0.10     0.01     0.01     0.05     0.03     0.03     0.02     0.05     0.00     0.00     0.00
 5   576-600     0.16     0.11     0.11     0.20     0.20     0.27     0.06     0.10     0.02     0.02     0.00
 6   601-625     0.17     0.18     0.14     0.19     0.06     0.17     0.07     0.14     0.08     0.03     0.00
 7   626-650     0.19     0.10     0.18     0.16     0.20     0.33     0.18     0.19     0.10     0.12     0.00
 8   651-675     0.25     0.11     0.11     0.18     0.15     0.39     0.11     0.12     0.09     0.08     0.00
 9   676-700     0.14     0.01     0.01     0.11     0.03     0.04     0.05     0.07     0.09     0.12     0.00
10   >700        0.14     0.03     0.00     0.08     0.09     0.16     0.04     0.13     0.02     0.07     0.00

19 Fixed
   Owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 3   526-550
 4   551-575
 5   576-600     0.00     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.01     0.00     0.00     0.00     0.00     0.05     0.01     0.00     0.00     0.04     0.00
 8   651-675     0.00     0.00     0.01     0.01     0.00     0.01     0.00     0.00     0.00     0.03     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.02     0.00
10   >700        0.00     0.00     0.00     0.04     0.00     0.03     0.00     0.01     0.00     0.05     0.00

20 Fixed
   Owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00
 2   501-525
 3   526-550     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.07     0.00     0.00     0.02     0.02     0.03     0.01     0.00     0.00     0.00     0.00
 5   576-600     0.05     0.02     0.00     0.07     0.01     0.01     0.10     0.04     0.00     0.00     0.00
 6   601-625     0.05     0.06     0.00     0.02     0.07     0.00     0.06     0.01     0.01     0.00     0.00
 7   626-650     0.03     0.00     0.01     0.03     0.05     0.07     0.06     0.09     0.00     0.03     0.00
 8   651-675     0.10     0.06     0.08     0.07     0.08     0.05     0.09     0.01     0.02     0.00     0.00
 9   676-700     0.05     0.02     0.00     0.05     0.00     0.04     0.12     0.04     0.00     0.00     0.00
10   >700        0.08     0.02     0.11     0.11     0.05     0.07     0.09     0.05     0.06     0.00     0.00

21 Fixed
   Owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

22 Fixed
   Owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

23 Fixed
   Owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

24 Fixed
   Owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

25 Fixed
   Non-owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525
 3   526-550
 4   551-575     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700        0.00     0.00     0.00     0.00     0.01     0.02     0.00     0.00     0.00     0.00     0.00

26 Fixed
   Non-owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525
 3   526-550     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.01     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.01     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.01     0.01     0.02     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.01     0.00     0.00     0.03     0.01     0.01     0.00     0.00     0.00     0.00     0.00
10   >700        0.00     0.00     0.00     0.00     0.04     0.00     0.00     0.00     0.00     0.00     0.00

27 Fixed
   Non-owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525
 3   526-550
 4   551-575
 5   576-600
 6   601-625
 7   626-650     0.00     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00
10   >700        0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00

28 Fixed
   Non-owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525
 3   526-550
 4   551-575
 5   576-600     0.02     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.02     0.00     0.02     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.02     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00
10   >700        0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00

29 Fixed
   Non-owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

30 Fixed
   Non-owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

31 Fixed
   Non-owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

32 Fixed
   Non-owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

First Liens (excl. multi-family)
CLTV (excl. SS)

         State       <55   56-60   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   >100
         ---------   ---   -----   -----   -----   -----   -----   -----   -----   -----   ------   ----
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51

Second liens
CLTV (excl. SS)

Start LTV   <55   56-60   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   >100
---------   ---   -----   -----   -----   -----   -----   -----   -----   -----   ------   ----
<55
56-60
61-65
66-70
71-75
76-80
81-85
86-90
91-95
96-100
>100

First liens -multi family
CLTV (excl. SS)

         State       <55   56-60   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   >100
         ---------   ---   -----   -----   -----   -----   -----   -----   -----   -----   ------   ----
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51

          MONTH         ARM_1
              0             0
              1             0
              2             0
              3             0
              4             0
              5             0
              6             0
              7             0
              8             0
              9             0
             10             0
             11             0
             12         0.125
             13         0.125
             14         0.125
             15         0.125
             16         0.125
             17         0.125
             18         0.125
             19         0.125
             20         0.125
             21         0.125
             22         0.125
             23         0.125
             24       0.15625
             25       0.15625
             26       0.15625
             27       0.15625
             28       0.15625
             29       0.15625
             30       0.15625
             31       0.15625
             32       0.15625
             33       0.15625
             34       0.15625
             35       0.15625
             36         0.125
             37         0.125
             38         0.125
             39         0.125
             40         0.125
             41         0.125
             42         0.125
             43         0.125
             44         0.125
             45         0.125
             46         0.125
             47         0.125
             48         0.125
             49         0.125
             50         0.125
             51         0.125
             52         0.125
             53         0.125
             54         0.125
             55         0.125
             56         0.125
             57         0.125
             58         0.125
             59         0.125
             60        0.0625
             61        0.0625
             62        0.0625
             63        0.0625
             64        0.0625
             65        0.0625
             66        0.0625
             67        0.0625
             68        0.0625
             69        0.0625
             70        0.0625
             71        0.0625
             72       0.03125
             73       0.03125
             74       0.03125
             75       0.03125
             76       0.03125
             77       0.03125
             78       0.03125
             79       0.03125
             80       0.03125
             81       0.03125
             82       0.03125
             83       0.03125
             84             0
             85             0
             86             0
             87             0
             88             0
             89             0
             90             0
             91             0
             92             0
             93             0
             94             0
             95             0
             96             0
             97             0
             98             0
             99             0
            100             0
            101             0
            102             0
            103             0
            104             0
            105             0
            106             0
            107             0
            108             0
            109             0
            110             0
            111             0
            112             0
            113             0
            114             0
            115             0
            116             0
            117             0
            118             0
            119             0
            120             0
            121             0
            122             0
            123             0
            124             0
            125             0
            126             0
            127             0
            128             0
            129             0
            130             0
            131             0
            132             0
            133             0
            134             0
            135             0
            136             0
            137             0
            138             0
            139             0
            140             0
            141             0
            142             0
            143             0
            144             0
            145             0
            146             0
            147             0
            148             0
            149             0
            150             0
            151             0
            152             0
            153             0
            154             0
            155             0
            156             0
            157             0
            158             0
            159             0
            160             0
            161             0
            162             0
            163             0
            164             0
            165             0
            166             0
            167             0
            168             0
            169             0
            170             0
            171             0
            172             0
            173             0
            174             0
            175             0
            176             0
            177             0
            178             0
            179             0
            180             0
            181             0
            182             0
            183             0
            184             0
            185             0
            186             0
            187             0
            188             0
            189             0
            190             0
            191             0
            192             0
            193             0
            194             0
            195             0
            196             0
            197             0
            198             0
            199             0
            200             0
            201             0
            202             0
            203             0
            204             0
            205             0
            206             0
            207             0
            208             0
            209             0
            210             0
            211             0
            212             0
            213             0
            214             0
            215             0
            216             0
            217             0
            218             0
            219             0
            220             0
            221             0
            222             0
            223             0
            224             0
            225             0
            226             0
            227             0
            228             0
            229             0
            230             0
            231             0
            232             0
            233             0
            234             0
            235             0
            236             0
            237             0
            238             0
            239             0
            240             0
            241             0
            242             0
            243             0
            244             0
            245             0
            246             0
            247             0
            248             0
            249             0
            250             0
            251             0
            252             0
            253             0
            254             0
            255             0
            256             0
            257             0
            258             0
            259             0
            260             0
            261             0
            262             0
            263             0
            264             0
            265             0
            266             0
            267             0
            268             0
            269             0
            270             0
            271             0
            272             0
            273             0
            274             0
            275             0
            276             0
            277             0
            278             0
            279             0
            280             0
            281             0
            282             0
            283             0
            284             0
            285             0
            286             0
            287             0
            288             0
            289             0
            290             0
            291             0
            292             0
            293             0
            294             0
            295             0
            296             0
            297             0
            298             0
            299             0
            300             0
            301             0
            302             0
            303             0
            304             0
            305             0
            306             0
            307             0
            308             0
            309             0
            310             0
            311             0
            312             0
            313             0
            314             0
            315             0
            316             0
            317             0
            318             0
            319             0
            320             0
            321             0
            322             0
            323             0
            324             0
            325             0
            326             0
            327             0
            328             0
            329             0
            330             0
            331             0
            332             0
            333             0
            334             0
            335             0
            336             0
            337             0
            338             0
            339             0
            340             0
            341             0
            342             0
            343             0
            344             0
            345             0
            346             0
            347             0
            348             0
            349             0
            350             0
            351             0
            352             0
            353             0
            354             0
            355             0
            356             0
            357             0
            358             0
            359             0
                      -------
                            0
                      -------

USE AT YOUR OWN RISK, THESE HAVENT BEEN TIED WITH ACCOUNTANTS all break even results greater than 999.99 % of the dflt curve are shown as blanks

Assumptions
fwd curve shift                   0           0           0          0        200        200         200        200         400
                         -------------------------------------------------------------------------------------------------------
Prepay rate as % of PPV          50         100         150        200         50        100         150        200          50
                         -------------------------------------------------------------------------------------------------------
12 mo lag
40% loss severity

CLASS_NAME                      M-1         M-1         M-1                   M-1        M-1         M-1                    M-1
BREAKEVEN_RATE                660.6       553.9                             638.0      527.1                              593.0
WAL                            19.8         9.1                              20.4       10.0                               21.1
COLLATERAL_LOSS_PCT            19.8        16.2                              19.1       15.8                               17.8

CLASS_NAME                      M-3         M-3         M-3        M-3        M-3        M-3         M-3        M-3         M-3
BREAKEVEN_RATE                546.4       420.6       696.3                 521.7      404.7       654.7                  472.9
WAL                            22.0        12.9         4.8                  22.5       13.3         4.9                   23.0
COLLATERAL_LOSS_PCT            16.4        12.6        10.6                  15.7       12.1        10.4                   14.2

CLASS_NAME                      M-8         M-8         M-8        M-8        M-8        M-8         M-8        M-8         M-8
BREAKEVEN_RATE                376.0       247.2       196.9      297.5      348.3      230.8       185.7      286.9       296.0
WAL                            23.5        14.7         9.0        5.1       23.8       15.3         9.0        5.2        24.1
COLLATERAL_LOSS_PCT            11.3         7.4         5.5        5.1       10.4        6.9         5.3        5.0         8.9

CLASS_NAME                      M-9         M-9         M-9        M-9        M-9        M-9         M-9        M-9         M-9
BREAKEVEN_RATE                339.3       211.8       150.9      200.9      311.8      195.9       144.4      194.0       259.3
WAL                            23.1        14.5         9.0        5.3       23.4       15.0         9.4        5.4        23.7
COLLATERAL_LOSS_PCT            10.2         6.4         4.5        4.1        9.4        5.9         4.3        4.0         7.8


Assumptions
fwd curve shift                 400         400        400       spot       spot         spot       spot
                         --------------------------------------------------------------------------------
Prepay rate as % of PPV         100         150        200         50        100          150        200
                         --------------------------------------------------------------------------------
12 mo lag
40% loss severity

CLASS_NAME                      M-1         M-1                   M-1        M-1          M-1        M-1
BREAKEVEN_RATE                499.8                             693.2      597.3
WAL                            11.3                              19.2        8.5
COLLATERAL_LOSS_PCT            15.0                              20.8       16.7

CLASS_NAME                      M-3         M-3        M-3        M-3        M-3          M-3        M-3
BREAKEVEN_RATE                375.5       593.9                 582.9      440.5        741.0
WAL                            13.8         5.1                  21.6       12.5          4.7
COLLATERAL_LOSS_PCT            11.3        10.1                  17.5       13.2         10.8

CLASS_NAME                      M-8         M-8        M-8        M-8        M-8          M-8        M-8
BREAKEVEN_RATE                201.2       168.0      269.4      417.4      268.4        210.6      310.9
WAL                            15.8         9.1        5.2       23.2       14.2          8.9        5.1
COLLATERAL_LOSS_PCT             6.0         5.0        4.8       12.5        8.1          5.8        5.2

CLASS_NAME                      M-9        M-9         M-9        M-9        M-9          M-9        M-9
BREAKEVEN_RATE                166.5       132.7      182.3      380.9      232.7        159.5      209.8
WAL                            15.3         9.7        5.5       22.8       14.0          8.5        5.2
COLLATERAL_LOSS_PCT             5.0         4.0        3.8       11.4        7.0          4.8        4.2

USE AT YOUR OWN RISK, THESE HAVENT BEEN TIED WITH ACCOUNTANTS all break even results greater than 999.99 % of the dflt curve are shown as blanks


Assumptions
Prepay rate as % of PPV           50            100           150           200
12 mo lag
40% loss severity

CLASS_NAME                       M-1            M-1           M-1
BREAKEVEN_RATE                 640.3          528.8        6919.3
WAL                             20.2            9.8           2.3
COLLATERAL_LOSS_PCT             19.2           15.9          21.7

CLASS_NAME                       M-3            M-3           M-3           M-3
BREAKEVEN_RATE                 524.4          406.5         657.1        4976.1
WAL                             22.3           13.2           4.9           2.3
COLLATERAL_LOSS_PCT          15.7326         12.195      10.39758          16.3

CLASS_NAME                       M-8            M-8           M-8           M-8
BREAKEVEN_RATE                350.87         232.61        186.47         287.1
WAL                         23.67207        15.0501       9.02562           5.2
COLLATERAL_LOSS_PCT          10.5261         6.9783       5.35132           5.0

CLASS_NAME                       M-9            M-9           M-9           M-9
BREAKEVEN_RATE                314.28         197.49        144.73         194.1
WAL                          23.2277       14.79827      9.324919           5.4
COLLATERAL_LOSS_PCT           9.4284         5.9247        4.3419           4.0



           FWD CURVE USED
           #MONTH          LIB1           LIB6         TSY 1
                1          3.24           3.62          3.36
                2         3.355       3.719167          3.47
                3          3.47       3.818333          3.58
                4         3.585         3.9175          3.69
                5           3.7       4.016667           3.8
                6         3.815       4.115833          3.91
                7          3.93          4.215          4.02
                8         4.045       4.314167          4.13
                9          4.16       4.413333          4.24
               10         4.275         4.5125          4.35
               11          4.39       4.611667          4.46
               12         4.505       4.710833          4.57
               13          4.62           4.81          4.68
               14         4.735       4.909167          4.79
               15          4.85       5.008333           4.9
               16         4.965         5.1075          5.01
               17          5.08       5.206667          5.12
               18         5.195       5.305833          5.23
               19          5.31          5.405          5.34
               20         5.425       5.504167          5.45
               21          5.54       5.603333          5.56
               22         5.655         5.7025          5.67
               23          5.77       5.801667          5.78
               24         5.885       5.900833          5.89
               25             6              6             6
               26             6              6             6
               27             6              6             6
               28             6              6             6
               29             6              6             6
               30             6              6             6
               31             6              6             6
               32             6              6             6
               33             6              6             6
               34             6              6             6
               35             6              6             6
               36             6              6             6
               37             6              6             6
               38             6              6             6
               39             6              6             6
               40             6              6             6
               41             6              6             6
               42             6              6             6
               43             6              6             6
               44             6              6             6
               45             6              6             6
               46             6              6             6
               47             6              6             6
               48             6              6             6
               49             6              6             6
               50             6              6             6
               51             6              6             6
               52             6              6             6
               53             6              6             6
               54             6              6             6
               55             6              6             6
               56             6              6             6
               57             6              6             6
               58             6              6             6
               59             6              6             6
               60             6              6             6
               61             6              6             6
               62             6              6             6
               63             6              6             6
               64             6              6             6
               65             6              6             6
               66             6              6             6
               67             6              6             6
               68             6              6             6
               69             6              6             6
               70             6              6             6
               71             6              6             6
               72             6              6             6
               73             6              6             6
               74             6              6             6
               75             6              6             6
               76             6              6             6
               77             6              6             6
               78             6              6             6
               79             6              6             6
               80             6              6             6
               81             6              6             6
               82             6              6             6
               83             6              6             6
               84             6              6             6
               85             6              6             6
               86             6              6             6
               87             6              6             6
               88             6              6             6
               89             6              6             6
               90             6              6             6
               91             6              6             6
               92             6              6             6
               93             6              6             6
               94             6              6             6
               95             6              6             6
               96             6              6             6
               97             6              6             6
               98             6              6             6
               99             6              6             6
              100             6              6             6
              101             6              6             6
              102             6              6             6
              103             6              6             6
              104             6              6             6
              105             6              6             6
              106             6              6             6
              107             6              6             6
              108             6              6             6
              109             6              6             6
              110             6              6             6
              111             6              6             6
              112             6              6             6
              113             6              6             6
              114             6              6             6
              115             6              6             6
              116             6              6             6
              117             6              6             6
              118             6              6             6
              119             6              6             6
              120             6              6             6
              121             6              6             6
              122             6              6             6
              123             6              6             6
              124             6              6             6
              125             6              6             6
              126             6              6             6
              127             6              6             6
              128             6              6             6
              129             6              6             6
              130             6              6             6
              131             6              6             6
              132             6              6             6
              133             6              6             6
              134             6              6             6
              135             6              6             6
              136             6              6             6
              137             6              6             6
              138             6              6             6
              139             6              6             6
              140             6              6             6
              141             6              6             6
              142             6              6             6
              143             6              6             6
              144             6              6             6
              145             6              6             6
              146             6              6             6
              147             6              6             6
              148             6              6             6
              149             6              6             6
              150             6              6             6
              151             6              6             6
              152             6              6             6
              153             6              6             6
              154             6              6             6
              155             6              6             6
              156             6              6             6
              157             6              6             6
              158             6              6             6
              159             6              6             6
              160             6              6             6
              161             6              6             6
              162             6              6             6
              163             6              6             6
              164             6              6             6
              165             6              6             6
              166             6              6             6
              167             6              6             6
              168             6              6             6
              169             6              6             6
              170             6              6             6
              171             6              6             6
              172             6              6             6
              173             6              6             6
              174             6              6             6
              175             6              6             6
              176             6              6             6
              177             6              6             6
              178             6              6             6
              179             6              6             6
              180             6              6             6
              181             6              6             6
              182             6              6             6
              183             6              6             6
              184             6              6             6
              185             6              6             6
              186             6              6             6
              187             6              6             6
              188             6              6             6
              189             6              6             6
              190             6              6             6
              191             6              6             6
              192             6              6             6
              193             6              6             6
              194             6              6             6
              195             6              6             6
              196             6              6             6
              197             6              6             6
              198             6              6             6
              199             6              6             6
              200             6              6             6
              201             6              6             6
              202             6              6             6
              203             6              6             6
              204             6              6             6
              205             6              6             6
              206             6              6             6
              207             6              6             6
              208             6              6             6
              209             6              6             6
              210             6              6             6
              211             6              6             6
              212             6              6             6
              213             6              6             6
              214             6              6             6
              215             6              6             6
              216             6              6             6
              217             6              6             6
              218             6              6             6
              219             6              6             6
              220             6              6             6
              221             6              6             6
              222             6              6             6
              223             6              6             6
              224             6              6             6
              225             6              6             6
              226             6              6             6
              227             6              6             6
              228             6              6             6
              229             6              6             6
              230             6              6             6
              231             6              6             6
              232             6              6             6
              233             6              6             6
              234             6              6             6
              235             6              6             6
              236             6              6             6
              237             6              6             6
              238             6              6             6
              239             6              6             6
              240             6              6             6
              241             6              6             6
              242             6              6             6
              243             6              6             6
              244             6              6             6
              245             6              6             6
              246             6              6             6
              247             6              6             6
              248             6              6             6
              249             6              6             6
              250             6              6             6
              251             6              6             6
              252             6              6             6
              253             6              6             6
              254             6              6             6
              255             6              6             6
              256             6              6             6
              257             6              6             6
              258             6              6             6
              259             6              6             6
              260             6              6             6
              261             6              6             6
              262             6              6             6
              263             6              6             6
              264             6              6             6
              265             6              6             6
              266             6              6             6
              267             6              6             6
              268             6              6             6
              269             6              6             6
              270             6              6             6
              271             6              6             6
              272             6              6             6
              273             6              6             6
              274             6              6             6
              275             6              6             6
              276             6              6             6
              277             6              6             6
              278             6              6             6
              279             6              6             6
              280             6              6             6
              281             6              6             6
              282             6              6             6
              283             6              6             6
              284             6              6             6
              285             6              6             6
              286             6              6             6
              287             6              6             6
              288             6              6             6
              289             6              6             6
              290             6              6             6
              291             6              6             6
              292             6              6             6
              293             6              6             6
              294             6              6             6
              295             6              6             6
              296             6              6             6
              297             6              6             6
              298             6              6             6
              299             6              6             6
              300             6              6             6
              301             6              6             6
              302             6              6             6
              303             6              6             6
              304             6              6             6
              305             6              6             6
              306             6              6             6
              307             6              6             6
              308             6              6             6
              309             6              6             6
              310             6              6             6
              311             6              6             6
              312             6              6             6
              313             6              6             6
              314             6              6             6
              315             6              6             6
              316             6              6             6
              317             6              6             6
              318             6              6             6
              319             6              6             6
              320             6              6             6
              321             6              6             6
              322             6              6             6
              323             6              6             6
              324             6              6             6
              325             6              6             6
              326             6              6             6
              327             6              6             6
              328             6              6             6
              329             6              6             6
              330             6              6             6
              331             6              6             6
              332             6              6             6
              333             6              6             6
              334             6              6             6
              335             6              6             6
              336             6              6             6
              337             6              6             6
              338             6              6             6
              339             6              6             6
              340             6              6             6
              341             6              6             6
              342             6              6             6
              343             6              6             6
              344             6              6             6
              345             6              6             6
              346             6              6             6
              347             6              6             6
              348             6              6             6
              349             6              6             6
              350             6              6             6
              351             6              6             6
              352             6              6             6
              353             6              6             6
              354             6              6             6
              355             6              6             6
              356             6              6             6
              357             6              6             6
              358             6              6             6
              359             6              6             6
              359             6              6             6

Assumptions
fwd curve shift                                   0
Prepay rate as % of PPV                   50 PPC fixed,100 PPC ARMS
12 mo lag
40% loss severity

USE AT YOUR OWN RISK, THESE HAVENT BEEN TIED WITH ACCOUNTANTS



CLASS_NAME               M-1            M-3           M-8           M-9
BREAKEVEN_RATE         568.6          428.6         255.8         220.6
WAL                     14.5           16.2          18.7          18.4
COLLATERAL_LOSS_PCT     16.4           12.9           7.7           6.6

-------------------------------------
Deal Info                                   Master Servicer:          WF
Deal Name                WFHET 2005-1       Backup Servicer:
Bloomberg Ticker:        WFHET 2005-1       Primary Servicer (s):            % Name          Originator (s):                 % Name
Asset Class:                 Subprime                                  1                                   1 WF                 100
Issuer:                   Wells Fargo                                  2                                   2
Trustee:                         HSBC                                  3                                   3
Lead Manager(s)                  Citi                                  4                                   4
                                                                       5                                   5
Month:                                                                 6                                   6
To Roll                            23                                  7                                   7
Remaining Term                    352                                  8                                   8
Remaining IO Term                  NA                                  9                                   9
                                                                      10                                  10
% Interest Only                    NA
-------------------------------------
Cells in red font are calculations                             Please fill out complete list of servicers and
and should be left alone.                                        originators even if it is greater then ten
Please put averages in gray cells
at the bottom of each bucket.



                                   FICO BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
FICO                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
NA                                              61       5,651,996.16     0.43%   183,055.85   7.913             83.25
=<500                                           10       1,438,335.24     0.11%   191,870.01   8.751    500      65.16
>500 =<520                                     201      21,110,249.66     1.60%   146,157.22   9.017    512      69.60
>520 =<540                                     393      48,668,411.95     3.69%   173,011.35   8.497    531      72.63
>540 =<560                                     512      73,356,754.27     5.57%   215,511.56   7.697    551      73.49
>560 =<580                                     780     120,447,994.22     9.14%   227,040.95   7.214    571      78.99
>580 =<600                                   1,196     183,913,597.05    13.96%   229,669.61   6.930    591      84.18
>600 =<620                                   1,299     216,487,042.20    16.44%   245,234.81   6.769    611      85.92
>620 =<640                                   1,126     198,667,817.07    15.08%   261,644.18   6.601    630      84.94
>640 =<660                                     929     168,296,138.37    12.78%   262,877.00   6.378    650      87.54
>660 =<680                                     686     129,019,295.30     9.79%   271,810.63   6.116    670      84.58
>680 =<700                                     331      67,193,810.76     5.10%   299,514.46   6.064    689      87.51
>700 =<750                                     314      63,193,304.20     4.80%   290,640.31   5.987    719      86.27
>751=<807                                       96      19,776,099.43     1.50%   296,110.73   5.954    773      84.47
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
                                    FICO Mean: 610        Median: 613      Standard Deviation: 74.20


----------------------------------------------------------------------------------------------------------------------
                                    Weighted Average Collateral Characteristics
                                                                       Refi      Full    Interest
FICO                                 % DTI     Primary    SF/PUD    Cashout       Doc        only                 MI%
----------------------------------------------------------------------------------------------------------------------
NA                                      NA        0.40      0.41       0.18      0.43        0.00                0.20
=<500                                   NA        0.11      0.10       0.06      0.11        0.00                0.00
>500 =<520                              NA        1.60      1.47       1.17      1.60        0.00                0.02
>520 =<540                              NA        3.65      3.48       2.76      3.69        0.00                0.51
>540 =<560                              NA        5.39      5.16       4.25      5.57        0.00                1.59
>560 =<580                              NA        8.88      8.53       6.02      9.14        0.00                4.31
>580 =<600                              NA       13.52     13.07       7.03     13.96        0.00                5.18
>600 =<620                              NA       16.08     15.32       8.52     16.44        0.00                7.42
>620 =<640                              NA       14.71     13.86       7.58     15.08        0.00                7.08
>640 =<660                              NA       12.29     11.80       6.30     12.78        0.00                5.89
>660 =<680                              NA        9.36      9.12       5.21      9.79        0.00                4.14
>680 =<700                              NA        4.89      4.58       2.46      5.10        0.00                1.93
>700 =<750                              NA        4.49      4.16       2.08      4.80        0.00                1.46
>751=<807                               NA        1.39      1.34       0.55      1.50        0.00                0.30
----------------------------------------------------------------------------------------------------------------------
TOTAL                                   NA       96.77%    92.40%     54.17%   100.00%       0.00%              40.04%
----------------------------------------------------------------------------------------------------------------------



                                 CombLTV BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
CombLTV                                      Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
<=50                                           386      47,373,820.65     3.60%   205,968.45   6.686    609      40.12
>50 =<55                                       157      24,631,275.19     1.87%   220,993.18   6.417    616      52.59
>55 =<60                                       202      32,639,953.79     2.48%   232,143.00   6.501    605      57.70
>60 =<65                                       251      39,047,559.45     2.96%   233,364.83   6.638    607      62.65
>65 =<70                                       539      91,982,715.21     6.98%   267,409.38   6.431    611      68.36
>70 =<75                                       626     108,700,958.70     8.25%   282,793.88   6.721    601      73.83
>75 =<80                                     1,017     192,566,794.48    14.62%   288,100.31   6.721    613      79.32
>80 =<85                                       824     140,308,995.96    10.65%   258,189.83   7.083    610      84.45
>85 =<90                                     1,197     212,852,178.70    16.16%   260,735.37   7.052    622      89.57
>90 =<95                                       710     116,576,413.31     8.85%   239,683.95   7.085    638      94.65
>95 <100                                       126      24,915,772.73     1.89%   274,263.41   6.131    649      98.54
>=100                                        1,899     285,624,407.71    21.68%   202,134.37   6.568    641     100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
                                  OLTV Mean: 79.36    CCombLTV: 83.57       Standard Deviation: 16.27316855



--------------------------------------------------------------------------------------------------------------------
                                  Weighted Average Collateral Characteristics
                                                                     Refi      Full    Interest
CombLTV                            % DTI     Primary    SF/PUD    Cashout       Doc        only                 MI%
--------------------------------------------------------------------------------------------------------------------
<=50                                  NA        3.30      3.16       3.18      3.60        0.00                0.00
>50 =<55                              NA        1.72      1.71       1.59      1.87        0.00                0.00
>55 =<60                              NA        2.36      2.07       2.08      2.48        0.00                0.00
>60 =<65                              NA        2.78      2.70       2.44      2.96        0.00                0.00
>65 =<70                              NA        6.20      6.39       6.18      6.98        0.00                0.00
>70 =<75                              NA        7.65      7.68       6.66      8.25        0.00                0.00
>75 =<80                              NA       13.82     13.72       9.31     14.62        0.00                0.00
>80 =<85                              NA       10.40     10.02       6.95     10.65        0.00               10.31
>85 =<90                              NA       16.10     15.32       9.63     16.16        0.00               15.25
>90 =<95                              NA        8.85      8.10       3.69      8.85        0.00                7.28
>95 <100                              NA        1.89      1.70       0.51      1.89        0.00                0.40
>=100                                 NA       21.68     19.82       1.96     21.68        0.00                6.81
--------------------------------------------------------------------------------------------------------------------
TOTAL                                 NA       96.77%    92.40%     54.17%   100.00%       0.00%              40.04%
--------------------------------------------------------------------------------------------------------------------
                                  CombLTV =80: 26.40%       % Silent Seconds: 20.18%



                                   DTI BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
DTI                                          Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              --                 --       NA            NA      NA     NA         NA
--------------------------------------------------------------------------------------------------------------------------
                                      DTI Mean: NA         Median: NA         Standard Deviation: NA


----------------------------------------------------------------------------------------------------
                                    Weighted Average Collateral Characteristics
                                                                       Refi      Full    Interest
DTI                                  % DTI     Primary    SF/PUD    Cashout       Doc        only
----------------------------------------------------------------------------------------------------
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
----------------------------------------------------------------------------------------------------



                                 PURPOSE BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Purpose                                      Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Purchase                                     3,346     520,981,365.23    39.55%   236,720.06   6.838    631      92.48
Refi (Cash Out)                              4,026     713,484,063.79    54.17%   259,978.31   6.705    615      77.11
Refi (Rate Term)                               562      82,755,416.86     6.28%   218,991.13   6.844    623      83.19
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Purpose                                      % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
Purchase                                        NA       38.30     35.74       0.00     39.55        0.00
Refi (Cash Out)                                 NA       52.42     50.74      54.17     54.17        0.00
Refi (Rate Term)                                NA        6.05      5.91       0.00      6.28        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



                                OCCUPANCY BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Occ Type                                     Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Investment Property                            247      28,277,093.87     2.15%   194,969.63   6.660    639      68.64
Primary Residence                            7,607   1,274,691,836.49    96.77%   248,925.32   6.770    621      84.02
Second Home                                     80      14,251,915.52     1.08%   289,334.25   6.592    636      73.16
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Occ Type                                     % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
Investment Property                             NA        0.00      1.64       1.31      2.15        0.00
Primary Residence                               NA       96.77     89.83      52.42     96.77        0.00
Second Home                                     NA        0.00      0.93       0.44      1.08        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



                              DOCUMENTATION BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Doc Type                                     Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Full Doc with 12 mos bank stmts              1,075     240,686,878.06    18.27%   330,121.43   6.400    637      80.19
Full Doc with 6 mos bank stmts                  43       7,896,687.40     0.60%   269,839.56   6.405    624      70.29
Full Documentation                           6,816   1,068,637,280.42    81.13%   229,594.35   6.851    618      84.43
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Doc Type                                    % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
Full Doc with 12 mos bank stmts                NA       17.26     16.97      11.13     18.27        0.00
Full Doc with 6 mos bank stmts                 NA        0.54      0.55       0.50      0.60        0.00
Full Documentation                             NA       78.97     74.87      42.53     81.13        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                 PROPERTY BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Property Type                                Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
High-rise Condominium                           18       3,211,403.60     0.24%   286,855.57   6.595    619      79.00
Low-rise Condominium                           433      67,838,257.11     5.15%   208,887.81   6.639    630      86.70
Multi-family - 2 Units                         114      21,986,235.48     1.67%   277,546.48   6.500    634      74.13
Multi-family - 3 Units                          18       3,117,967.51     0.24%   225,945.51   6.629    611      63.05
Multi-family - 4 Units                          18       4,014,790.35     0.30%   277,281.97   6.618    621      67.69
Single Family Detached                       7,333   1,217,052,191.83    92.40%   249,724.79   6.779    621      83.68
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Property Type                               % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
High-rise Condominium                          NA        0.24      0.00       0.06      0.24        0.00
Low-rise Condominium                           NA        4.91      0.00       1.78      5.15        0.00
Multi-family - 2 Units                         NA        1.47      0.00       1.24      1.67        0.00
Multi-family - 3 Units                         NA        0.17      0.00       0.15      0.24        0.00
Multi-family - 4 Units                         NA        0.15      0.00       0.20      0.30        0.00
Single Family Detached                         NA       89.83     92.40      50.74     92.40        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                PRINCIPAL BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
UPB                                          Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
<=50                                           591      21,983,798.61     1.67%    39,481.33   8.379    595      75.60
>50 =<75                                       970      61,563,008.37     4.67%    64,283.03   7.698    604      82.56
>75 =<100                                    1,000      88,371,410.68     6.71%    88,954.00   7.319    611      84.36
>100 =<125                                     980     110,495,032.14     8.39%   113,209.29   7.214    615      85.53
>125 =<150                                     857     117,759,627.88     8.94%   137,790.37   7.167    612      85.15
>150 =<200                                   1,396     242,495,197.85    18.41%   174,990.63   6.753    619      84.08
>200 =<250                                     790     176,836,601.03    13.42%   224,764.87   6.592    625      82.79
>250 =<300                                     478     131,130,339.56     9.96%   275,115.23   6.474    624      83.11
>300 =<350                                     310     100,944,372.34     7.66%   326,336.42   6.472    628      84.02
>350 =<400                                     215      80,629,791.69     6.12%   375,692.02   6.450    629      84.05
>400 =<450                                     122      51,728,387.97     3.93%   424,535.65   6.163    637      84.67
>450 =<500                                      63      29,834,074.03     2.26%   474,036.84   6.252    630      82.70
>500 =<600                                      70      38,005,248.83     2.89%   544,597.51   6.175    643      85.96
>600 =<700                                      52      33,665,415.57     2.56%   648,515.69   6.147    634      79.68
>700                                            40      31,778,539.33     2.41%   799,102.65   6.090    646      76.16
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
* In $1,000
                                    Min     10,601    Max     789,767



----------------------------------------------------------------------------------------------------
                                    Weighted Average Collateral Characteristics
                                                                       Refi      Full    Interest
UPB                                  % DTI     Primary    SF/PUD    Cashout       Doc        only
----------------------------------------------------------------------------------------------------
<=50                                    NA        1.47      1.59       0.78      1.67        0.00
>50 =<75                                NA        4.38      4.36       2.05      4.67        0.00
>75 =<100                               NA        6.52      6.23       2.91      6.71        0.00
>100 =<125                              NA        8.13      7.68       4.06      8.39        0.00
>125 =<150                              NA        8.63      8.24       4.38      8.94        0.00
>150 =<200                              NA       17.92     16.68       9.83     18.41        0.00
>200 =<250                              NA       12.96     12.31       7.88     13.42        0.00
>250 =<300                              NA        9.66      9.18       5.72      9.96        0.00
>300 =<350                              NA        7.59      7.29       4.49      7.66        0.00
>350 =<400                              NA        5.89      5.58       3.65      6.12        0.00
>400 =<450                              NA        3.76      3.64       2.44      3.93        0.00
>450 =<500                              NA        2.20      2.16       1.40      2.26        0.00
>500 =<600                              NA        2.80      2.68       1.59      2.89        0.00
>600 =<700                              NA        2.51      2.41       1.72      2.56        0.00
>700                                    NA        2.35      2.36       1.27      2.41        0.00
----------------------------------------------------------------------------------------------------
TOTAL                                   NA       96.77%    92.40%     54.17%   100.00%       0.00%
----------------------------------------------------------------------------------------------------
* In $1,000



                          State Concentration Bucket *

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
State*                                       Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
California                                   1,013     285,073,697.70    21.64%   356,297.55   6.119    631      77.28
Maryland                                       402      83,317,480.26     6.33%   269,617.85   6.785    620      83.58
Florida                                        394      69,651,302.26     5.29%   251,146.71   6.786    621      83.94
Arizona                                        367      62,597,273.83     4.75%   237,121.12   6.796    624      85.44
Virginia                                       260      53,904,682.88     4.09%   267,508.10   6.750    622      86.51
Illinois                                       373      48,584,252.03     3.69%   184,329.02   7.235    616      87.42
Texas                                          514      47,084,012.06     3.57%   138,919.23   7.582    612      82.72
New York                                       205      44,652,773.62     3.39%   325,534.16   6.578    622      76.19
Washington                                     211      39,688,821.71     3.01%   237,339.87   6.470    630      88.64
Nevada                                         177      39,642,252.71     3.01%   295,495.40   6.698    620      80.61
New Jersey                                     172      37,155,217.85     2.82%   260,180.59   7.039    611      76.90
Minnesota                                      237      35,987,667.77     2.73%   212,335.85   6.878    615      83.48
Colorado                                       174      33,800,850.05     2.57%   249,641.75   6.312    637      89.70
Georgia                                        190      30,987,425.26     2.35%   213,531.11   6.938    615      89.99
North Carolina                                 208      28,180,382.32     2.14%   184,318.93   7.238    618      89.54
< Others >                                   3,037     376,912,753.57    28.61%   178,888.35   7.096    617      86.93
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
* Separate California into North and South if possible.


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
State*                                       % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
California                                      NA       20.78     19.60      15.00     21.64        0.00
Maryland                                        NA        6.20      6.04       3.56      6.33        0.00
Florida                                         NA        5.02      4.72       2.36      5.29        0.00
Arizona                                         NA        4.50      4.57       2.97      4.75        0.00
Virginia                                        NA        4.05      3.79       1.63      4.09        0.00
Illinois                                        NA        3.61      3.26       1.61      3.69        0.00
Texas                                           NA        3.44      3.49       1.54      3.57        0.00
New York                                        NA        3.23      2.72       2.50      3.39        0.00
Washington                                      NA        2.96      2.79       1.54      3.01        0.00
Nevada                                          NA        2.95      2.87       1.83      3.01        0.00
New Jersey                                      NA        2.73      2.35       1.91      2.82        0.00
Minnesota                                       NA        2.67      2.62       1.72      2.73        0.00
Colorado                                        NA        2.45      2.46       1.30      2.57        0.00
Georgia                                         NA        2.28      2.30       0.98      2.35        0.00
North Carolina                                  NA        2.07      2.12       0.66      2.14        0.00
< Others >                                      NA       27.83     26.69      13.07     28.61        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
California Breakdown                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
-------------------------------------------------------------------------------------------------------------------------
CA North                                       438     131,937,701.72    46.28%   385,196.55   6.118    635      79.83
CA South                                       575     153,135,995.98    53.72%   331,398.97   6.120    627      75.09
-------------------------------------------------------------------------------------------------------------------------
                                             1,013        285,073,698   100.00%   356,297.55   6.119%   631      77.28%
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
California Breakdown                        % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
CA North                                       NA       44.41     41.40      30.33     46.28        0.00
CA South                                       NA       51.58     49.18      38.98     53.72        0.00
-----------------------------------------------------------------------------------------------------------
                                               NA       95.99%    90.58%     69.31%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                              FIXED / FLOATING (ii)

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
2 Year/6 Month LIBOR ARM                     6,669   1,105,538,883.12    83.93%   244,589.76   6.787    617      85.22
3 Year/6 Month LIBOR ARM                       156      33,096,898.23     2.51%   325,102.80   5.984    648      81.90
1Y CMT Arm                                      52      13,109,599.82     1.00%   415,148.37   7.161    613      75.55
Balloon 350/180                                130      26,226,910.07     1.99%   279,950.72   6.624    665      81.39
Fixed 15 Yr                                    239      22,634,472.38     1.72%   166,449.74   7.011    638      69.28
Fixed 30 Yr                                    688     116,614,082.26     8.85%   250,606.65   6.731    646      72.51
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.


-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Type                                        % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
2 Year/6 Month LIBOR ARM                       NA       81.32     77.46      42.58     83.93        0.00
3 Year/6 Month LIBOR ARM                       NA        2.49      2.21       1.64      2.51        0.00
1Y CMT Arm                                     NA        0.91      0.93       0.63      1.00        0.00
Balloon 350/180                                NA        1.93      1.86       1.46      1.99        0.00
Fixed 15 Yr                                    NA        1.61      1.67       1.33      1.72        0.00
Fixed 30 Yr                                    NA        8.50      8.28       6.51      8.85        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                   LIEN BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
First                                        7,934   1,317,220,845.88   100.00%   248,204.26   6.766    622      83.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Type                                         % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
First                                           NA       96.77     92.40      54.17    100.00        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



                                PREPAYMENT BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
0                                            1,914     354,361,429.74    26.90%   287,244.14   7.077    621      82.10
2 Years                                      5,091     805,069,646.77    61.12%   228,602.76   6.675    616      85.85
3 Years                                        929     157,789,769.37    11.98%   260,539.29   6.528    650      75.26
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Type                                        % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
0                                              NA       25.77     24.70      15.44     26.90        0.00
2 Years                                        NA       59.42     56.60      30.14     61.12        0.00
3 Years                                        NA       11.58     11.09       8.58     11.98        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                  INDEX BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Fixed                                        1,057     165,475,464.71    12.56%   243,746.16   6.752    648      73.48
1CM                                             52      13,109,599.82     1.00%   415,148.37   7.161    613      75.55
6Mo LIBOR                                    6,825   1,138,635,781.35    86.44%   246,930.04   6.763    618      85.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
List all reset rates


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Type                                         % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
Fixed                                           NA       12.05     11.80       9.31     12.56        0.00
1CM                                             NA        0.91      0.93       0.63      1.00        0.00
6Mo LIBOR                                       NA       83.82     79.67      44.23     86.44        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------
List all reset rates



                                  Deal Coverage

------------------------------------------------------------------------------------------------------------------------------------
Percentage of the deal based on FICO
and CombLTV buckets.* Loan-to-Value (CombLTV)
                   =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90   >90 =<95    >95 <100    =>100
------------------------------------------------------------------------------------------------------------------------------------
FICO          NA   0.01       0.01       0.01       0.01       0.06       0.08       0.09       0.10       0.01        0.00     0.06
           =<500   0.01       0.02       0.02       0.00       0.02       0.03       0.00       0.00       0.00        0.00     0.00
      >500 =<550   0.81       0.37       0.53       1.10       1.71       2.04       1.22       0.19       0.02        0.00     0.01
      >550 =<600   1.62       0.74       0.81       2.04       2.44       4.26       3.62       5.34       1.66        0.19     3.24
      >600 =<625   0.89       0.52       0.51       1.34       1.21       2.75       1.82       3.78       1.69        0.39     5.63
      >625 =<650   0.77       0.32       0.38       0.89       1.15       2.02       1.64       2.88       2.55        0.47     4.97
      >650 =<675   0.65       0.32       0.45       0.77       0.99       1.65       1.36       1.94       1.51        0.35     3.71
      >675 =<700   0.32       0.13       0.12       0.39       0.33       0.71       0.56       1.03       0.83        0.35     2.13
      >700 =<725   0.21       0.02       0.09       0.13       0.16       0.51       0.16       0.65       0.28        0.06     1.00
      >725 =<750   0.08       0.00       0.02       0.10       0.08       0.28       0.13       0.17       0.18        0.01     0.46
       >750 <800   0.06       0.00       0.03       0.20       0.07       0.28       0.06       0.07       0.11        0.07     0.47
           =>800   0.02       0.03       0.00       0.00       0.01       0.00       0.00       0.02       0.00        0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
* This table should be filled out with the percentage of the deal corresponding to each cross CombLTV and FICO buckets





                                   MI Coverage

Percentage of MI coverage based on FICO and
CombLTV bucketsLoan-to-Value (CombLTV)
                    =<55    >55 =<60    >60 =<65  >65 =<70   >70 =<75    >75 =<80   >80 =<85  >85 =<90   >90 =<95   >95 <100   =>100
FICO   NA           0.00        0.00        0.00      0.00       0.00        0.00       0.09      0.10       0.01       0.00    0.01
            =<500   0.00        0.00        0.00      0.00       0.00        0.00       0.00      0.00       0.00       0.00    0.00
       >500 =<550   0.00        0.00        0.00      0.00       0.00        0.00       1.19      0.14       0.00       0.00    0.01
       >550 =<600   0.00        0.00        0.00      0.00       0.00        0.00       3.58      5.26       1.29       0.00    0.14
       >600 =<625   0.00        0.00        0.00      0.00       0.00        0.00       1.82      3.63       1.41       0.15    2.22
       >625 =<650   0.00        0.00        0.00      0.00       0.00        0.00       1.58      2.74       2.17       0.11    2.09
       >650 =<675   0.00        0.00        0.00      0.00       0.00        0.00       1.30      1.75       1.33       0.09    1.37
       >675 =<700   0.00        0.00        0.00      0.00       0.00        0.00       0.44      0.97       0.71       0.04    0.54
       >700 =<725   0.00        0.00        0.00      0.00       0.00        0.00       0.14      0.43       0.17       0.00    0.26
       >725 =<750   0.00        0.00        0.00      0.00       0.00        0.00       0.12      0.17       0.09       0.00    0.09
        >750 <800   0.00        0.00        0.00      0.00       0.00        0.00       0.06      0.04       0.10       0.00    0.08
            =>800   0.00        0.00        0.00      0.00       0.00        0.00       0.00      0.02       0.00       0.00    0.00
* This table should be filled out with the percentage of MI corresponding to each cross CombLTV and FICO buckets

                               IO ONLY FICO BUCKET

                         Deal Size                               Weighted Average Collateral Characteristics
                                          WA Loan                                                             Refi  Full   CombLTV
Type        # Loans  Balance         %    Balance    WAC   FICO   %CombLTV    % DTI   Primary    SF/PUD    Cashout   Doc      =>80

NA                             #DIV/0!
=<500                          #DIV/0!
>500 =<520                     #DIV/0!
>520 =<540                     #DIV/0!
>540 =<560                     #DIV/0!
>560 =<580                     #DIV/0!
>580 =<600                     #DIV/0!
>600 =<620                     #DIV/0!
>620 =<640                     #DIV/0!
>640 =<660                     #DIV/0!
>660 =<680                     #DIV/0!
>680 =<700                     #DIV/0!
>700 =<750                     #DIV/0!
>750                           #DIV/0!
TOTAL            --       --   #DIV/0!




                            IO ONLY PRINCIPAL BUCKET

                         Deal Size                               Weighted Average Collateral Characteristics
                                          WA Loan                                                             Refi  Full   CombLTV
UPB         # Loans  Balance         %    Balance    WAC   FICO   %CombLTV    % DTI   Primary    SF/PUD    Cashout   Doc      =>80
=<50                           #DIV/0!
>50 =<75                       #DIV/0!
>75 =<100                      #DIV/0!
>100 =<500                     #DIV/0!
>500 =<600                     #DIV/0!
>600 =<700                     #DIV/0!
=>700                          #DIV/0!
TOTAL            --       --   #DIV/0!
* In $1,000

CURVES

PREPAY CURVE                                 DFLT CURVE
FIXED                       ARMS
                          2          25                      0
                3.071428571          25                      0
                4.142857143          25                      0
                5.214285714          25                      0
                6.285714286          25                      0
                7.357142857          25                      0
                8.428571429          25            0.083333333
                        9.5          25            0.083333333
                10.57142857          25            0.083333333
                11.64285714          25            0.083333333
                12.71428571          25            0.083333333
                13.78571429          25            0.083333333
                14.85714286          35            0.083333333
                15.92857143          35            0.083333333
                         17          35            0.083333333
                         17          35            0.083333333
                         17          35            0.083333333
                         17          35            0.083333333
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          60                    0.2
                         17          60                    0.2
                         17          60                    0.2
                         17          60                    0.2
                         17          40                    0.2
                         17          40                    0.2
                         17          40                    0.2
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40                      0
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40

Stress Runs
M1 WALS and DMs
Assumptions
1. CPR Curves provided
2. Default Curve provided
3. 5.0% Cum Loss
4. 50% Loss Severity
5. 12 months recovery lag
6. Price = 100
7. Stepdown Fail
8. P&I Advancing

      Forwards   Forwards +100   Forwards +200   Forwards +300
      --------   -------------   -------------   -------------
M1
WAL        4.6             4.6             4.6             4.7
DM        44.0            44.0            44.0            44.0

M2
WAL        5.1             5.1             5.1             5.2
DM        46.0            46.1            46.1            46.2

M3
WAL        5.5             5.6             5.6             5.8
DM        49.1            49.3            49.4            49.7

Collateral Analysis

                                                   (deal as a whole)
                                    Wtd Avg           Percent of        Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV     Current Balance     Current Balance      GWAC     % MI     FICO       DTI       LTV     % SFD
--------   ---------    ----    ---------------    -----------------    -------   -----   -------   -------   -------   -----
     500         524    > 65%       $157,452.39                 1.79%     8.966   0.140       515     NA        75.71    1.68
     525         549    > 65%       $192,450.38                 4.35%     8.268   1.110       538     NA        78.14    4.19
     550         574    > 65%       $220,881.91                 7.49%     7.464   3.720       564     NA        81.53    6.99
     575         599    > 70%       $223,748.42                13.37%     7.079   6.130       587     NA        88.60   12.59
     600         624    > 70%       $246,045.90                17.23%     6.815   9.270       612     NA        90.40   16.10
     625         649    > 70%       $259,515.16                15.72%     6.676   8.750       637     NA        90.70   14.56
     650         674    > 80%       $258,623.18                 9.21%     6.370   6.090       661     NA        94.48    8.61
     675         699    > 80%       $285,511.10                 5.05%     6.193   2.840       685     NA        94.84    4.53
     700         724    > 80%       $281,567.24                 2.25%     6.034   1.010       710     NA        94.95    1.97
     725         749    > 85%       $295,772.83                 0.84%     5.983   0.330       736     NA        96.86    0.71
     750         774    > 85%       $253,488.39                 0.54%     6.304   0.220       758     NA        97.76    0.46
     775         799    > 85%       $217,278.45                 0.20%     5.537   0.030       780     NA        98.27    0.18
     800 max            > 85%       $279,430.16                 0.04%     6.452   0.020       804     NA        94.36    0.04


FICO Low        % PUD   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only
--------        -----   -----------   ----------   ---------------------------------   --------------------------------   ----------
     500         0.00          1.78         1.62                                0.17                               0.00       NA
     525         0.00          4.26         3.86                                0.48                               0.02       NA
     550         0.00          7.29         6.39                                1.04                               0.06       NA
     575         0.00         13.16        11.25                                2.06                               0.06       NA
     600         0.00         17.08        15.14                                2.06                               0.02       NA
     625         0.00         15.40        12.84                                2.84                               0.05       NA
     650         0.00          9.14         7.54                                1.66                               0.01       NA
     675         0.00          5.02         4.18                                0.87                               0.00       NA
     700         0.00          2.25         1.58                                0.67                               0.00       NA
     725         0.00          0.84         0.55                                0.29                               0.00       NA
     750         0.00          0.53         0.44                                0.11                               0.00       NA
     775         0.00          0.19         0.17                                0.03                               0.00       NA
     800 max     0.00          0.04         0.04                                0.00                               0.00       NA


                                       Wtd Avg          Percent of       Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
LTV Low     LTV High      DTI      Current Balance    Current Balance     GWAC     % MI     FICO       DTI       LTV     % SFD
--------    ---------    ------    ---------------   -----------------   -------   -----   -------   -------   -------   -----
      60%          64%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      65%          69%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      70%          74%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      75%          79%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      80%          84%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      85%          89%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      90%          94%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      95% max            > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA

LTV Low         % PUD   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only
--------        -----   -----------   ----------   ---------------------------------   --------------------------------   ----------
      60%        NA         NA            NA                      NA                                  NA                      NA
      65%        NA         NA            NA                      NA                                  NA                      NA
      70%        NA         NA            NA                      NA                                  NA                      NA
      75%        NA         NA            NA                      NA                                  NA                      NA
      80%        NA         NA            NA                      NA                                  NA                      NA
      85%        NA         NA            NA                      NA                                  NA                      NA
      90%        NA         NA            NA                      NA                                  NA                      NA
      95% max    NA         NA            NA                      NA                                  NA                      NA



                                     Wtd Avg          Percent of       Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
DTI Low     DTI High     FICO    Current Balance    Current Balance     GWAC     % MI     FICO       DTI       LTV     % SFD
--------    ---------    -----   ---------------   -----------------   -------   -----   -------   -------   -------   -----
      20%          24%   < 525         NA                 NA             NA       NA       NA        NA        NA       NA
      25%          29%   < 550         NA                 NA             NA       NA       NA        NA        NA       NA
      30%          34%   < 575         NA                 NA             NA       NA       NA        NA        NA       NA
      35%          39%   < 600         NA                 NA             NA       NA       NA        NA        NA       NA
      40%          44%   < 625         NA                 NA             NA       NA       NA        NA        NA       NA
      45%          49%   < 650         NA                 NA             NA       NA       NA        NA        NA       NA
      50%          54%   < 675         NA                 NA             NA       NA       NA        NA        NA       NA
      55%         max    < 700         NA                 NA             NA       NA       NA        NA        NA       NA

DTI Low     % PUD   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only
--------    -----   -----------   ----------   ---------------------------------   --------------------------------   ----------
      20%    NA         NA            NA                      NA                                  NA                      NA
      25%    NA         NA            NA                      NA                                  NA                      NA
      30%    NA         NA            NA                      NA                                  NA                      NA
      35%    NA         NA            NA                      NA                                  NA                      NA
      40%    NA         NA            NA                      NA                                  NA                      NA
      45%    NA         NA            NA                      NA                                  NA                      NA
      50%    NA         NA            NA                      NA                                  NA                      NA
      55%    NA         NA            NA                      NA                                  NA                      NA



Non-Full Doc

                           Wtd Avg         Percent of         Wtd Avg               Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance        GWAC        % MI     FICO       DTI       LTV      % SFD    % PUD
--------   ---------   ---------------   ---------------    ------------    ----    -------   -------   -------    -----    -----
Missing                    $251,061.25              0.08%          6.808%   0.03%                         81.47%    0.07%    0.00%
     500         524       $160,762.01              0.21%          8.730%   0.01%       516               71.73%    0.20%    0.00%
     525         549       $283,807.37              0.66%          7.616%   0.17%       540               69.63%    0.64%    0.00%
     550         574       $275,886.56              1.40%          7.128%   0.49%       564               75.30%    1.34%    0.00%
     575         599       $323,543.99              2.74%          6.849%   1.10%       587               79.46%    2.62%    0.00%
     600         624       $326,803.81              3.00%          6.450%   1.04%       613               77.53%    2.69%    0.00%
     625         649       $332,569.21              3.34%          6.394%   1.33%       637               84.21%    3.16%    0.00%
     650         674       $347,582.94              3.27%          5.917%   0.95%       663               80.36%    3.03%    0.00%
     675         699       $347,583.37              1.80%          5.865%   0.51%       685               80.60%    1.64%    0.00%
     700         724       $344,386.40              1.24%          5.933%   0.27%       710               82.89%    1.14%    0.00%
     725         749       $361,869.08              0.64%          5.858%   0.11%       737               81.77%    0.53%    0.00%
     750         774       $293,674.44              0.24%          6.004%   0.07%       761               86.72%    0.20%    0.00%
     775         799       $426,386.20              0.22%          5.865%   0.03%       787               78.27%    0.22%    0.00%
     800         max       $134,018.52              0.03%          5.366%   0.00%       803               61.05%    0.03%    0.00%

FICO Low   % Owner Occ    % Full Doc    Full Doc, 12 Mo Bank Statements %    Full Doc, 6 Mo Bank Statements %    % Int Only   % CA
--------   -----------    ----------    ---------------------------------    --------------------------------    ----------   ----
Missing           0.07%         0.00%                                0.08%                               0.00%
     500          0.21%         0.00%                                0.21%                               0.01%       NA        NA
     525          0.63%         0.00%                                0.65%                               0.02%       NA        NA
     550          1.37%         0.00%                                1.33%                               0.07%       NA        NA
     575          2.60%         0.00%                                2.64%                               0.10%       NA        NA
     600          2.84%         0.00%                                2.88%                               0.11%       NA        NA
     625          3.17%         0.00%                                3.25%                               0.09%       NA        NA
     650          3.06%         0.00%                                3.17%                               0.10%       NA        NA
     675          1.63%         0.00%                                1.75%                               0.05%       NA        NA
     700          1.17%         0.00%                                1.19%                               0.04%       NA        NA
     725          0.57%         0.00%                                0.64%                               0.01%       NA        NA
     750          0.23%         0.00%                                0.24%                               0.00%       NA        NA
     775          0.22%         0.00%                                0.22%                               0.00%       NA        NA
     800          0.03%         0.00%                                0.03%                               0.00%       NA        NA

FICO Low   % NY   % FL
--------   ----   ----
Missing
     500    NA     NA
     525    NA     NA
     550    NA     NA
     575    NA     NA
     600    NA     NA
     625    NA     NA
     650    NA     NA
     675    NA     NA
     700    NA     NA
     725    NA     NA
     750    NA     NA
     775    NA     NA
     800    NA     NA



IO LOANS

                           Wtd Avg         Percent of      Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance    GWAC     % MI    FICO       DTI       LTV     % SFD   % PUD
--------   ---------   ---------------   ---------------   -------   ----   -------   -------   -------   -----   -----
     600         624         NA                NA            NA       NA      NA        NA        NA       NA      NA
     625         649         NA                NA            NA       NA      NA        NA        NA       NA      NA
     650         674         NA                NA            NA       NA      NA        NA        NA       NA      NA
     675         699         NA                NA            NA       NA      NA        NA        NA       NA      NA
     700         724         NA                NA            NA       NA      NA        NA        NA       NA      NA
     725         749         NA                NA            NA       NA      NA        NA        NA       NA      NA
     750         774         NA                NA            NA       NA      NA        NA        NA       NA      NA
     775         799         NA                NA            NA       NA      NA        NA        NA       NA      NA
     800         max         NA                NA            NA       NA      NA        NA        NA       NA      NA

FICO Low   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only   % CA
--------   -----------   ----------   ---------------------------------   --------------------------------   ----------   ----
     600       NA            NA                      NA                                  NA                      NA        NA
     625       NA            NA                      NA                                  NA                      NA        NA
     650       NA            NA                      NA                                  NA                      NA        NA
     675       NA            NA                      NA                                  NA                      NA        NA
     700       NA            NA                      NA                                  NA                      NA        NA
     725       NA            NA                      NA                                  NA                      NA        NA
     750       NA            NA                      NA                                  NA                      NA        NA
     775       NA            NA                      NA                                  NA                      NA        NA
     800       NA            NA                      NA                                  NA                      NA        NA

FICO Low   % NY   % FL
--------   ----   ----
     600    NA     NA
     625    NA     NA
     650    NA     NA
     675    NA     NA
     700    NA     NA
     725    NA     NA
     750    NA     NA
     775    NA     NA
     800    NA     NA

Deal Name                                                  WFHET 2005-1
**Please fill in over this generic data

                                 ARM                 FRM             Total/Avg.
-----------------------   -----------------    ---------------    -----------------
Percentage Bal.                       87.44%             12.56%              100.00%
Deal Balance                  1,151,745,381        165,475,465        1,317,220,846
WAM                                     358                305                  352
WALA
WAC                                   6.768%             6.752%               6.766%
CLTV (incl silent 2nds)               85.02%             73.48%               83.57%
Loan Balance                        167,478            156,552              166,022
Non-Full Doc %                        17.82%             25.77%               18.87%
DTI                              NA                  NA                  NA
IO %                             NA                  NA                  NA
Second Lien %                    NA                  NA                  NA
Silent Seconds %                      18.60%              1.58%               20.18%
FICO                      ***the weighted average of these (by 25% each) should equal the weighted average DEAL FICO
1st Quartile                            578                601                  581
2nd Quartile                            610                640                  614
3rd Quartile                            643                672                  647
4th Quartile                            807                803                  806
Property Type                        100.00%            100.00%
Single Family %                       92.18%             93.92%               92.40%
PUD %                            NA                  NA                  NA
2-4 Unit %                             2.13%              2.80%                2.21%
MH %                             NA                  NA                  NA
Occupancy Type                       100.00%            100.00%
Owner Occupied                        96.90%             95.90%               96.77%
2nd Home                               1.12%              0.79%                1.08%
Investor Prop.                         1.98%              3.31%                2.15%
Loan Purpose                         100.00%            100.00%
Purchase                              43.21%             14.08%               39.55%
Cash-Out                              51.31%             74.07%               54.17%
Rate-Reduction                         5.48%             11.85%                6.28%


Results of 1st dollar principal loss
---------------------------------------
Cert   % of CDR curve   Collateral Loss
----   --------------   ---------------
M-7            190.48              8.19
M-8            169.62              7.45
M-9            140.77              6.37

All assumptions as specified within. Forward curves used


Fixed Severity     45%
ARM Severity       40%
Seconds Severity   95%
Triggers           As modeled
Lag                12 months
Runs to Maturity


2/28 ARM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  4.00     25.00    12.00
                 25.00     30.00    12.00
                 60.00     60.00     6.00
                 50.00     50.00     6.00
                 40.00     40.00     6.00
                 35.00     35.00     6.00
                 30.00     30.00   300.00
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      9.00    30.00
                  9.00      4.50    84.00
                  4.50      4.50   360.00


FRM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  2.00     15.00    18.00
                 15.00     15.00   life
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      4.00    24.00
                  4.00      2.00    84.00
                  2.00      2.00   360.00

Deal Name                                                  WFHET 2005-1
**Please fill in over this generic data

                                 ARM                 FRM             Total/Avg.
-----------------------   -----------------    ---------------    -----------------
Percentage Bal.                       87.44%             12.56%              100.00%
Deal Balance                  1,151,745,381        165,475,465        1,317,220,846
WAM                                     358                305                  352
WALA
WAC                                   6.768%             6.752%               6.766%
CLTV (incl silent 2nds)               85.02%             73.48%               83.57%
Loan Balance                        167,478            156,552              166,022
Non-Full Doc %                        17.82%             25.77%               18.87%
DTI                              NA                  NA                  NA
IO %                             NA                  NA                  NA
Second Lien %                    NA                  NA                  NA
Silent Seconds %                      18.60%              1.58%               20.18%
FICO                      ***the weighted average of these (by 25% each) should equal the weighted average DEAL FICO
1st Quartile                            578                601                  581
2nd Quartile                            610                640                  614
3rd Quartile                            643                672                  647
4th Quartile                            807                803                  806
Property Type                        100.00%            100.00%
Single Family %                       92.18%             93.92%               92.40%
PUD %                            NA                  NA                  NA
2-4 Unit %                             2.13%              2.80%                2.21%
MH %                             NA                  NA                  NA
Occupancy Type                       100.00%            100.00%
Owner Occupied                        96.90%             95.90%               96.77%
2nd Home                               1.12%              0.79%                1.08%
Investor Prop.                         1.98%              3.31%                2.15%
Loan Purpose                         100.00%            100.00%
Purchase                              43.21%             14.08%               39.55%
Cash-Out                              51.31%             74.07%               54.17%
Rate-Reduction                         5.48%             11.85%                6.28%


Results of 1st dollar principal loss
---------------------------------------
Cert   % of CDR curve   Collateral Loss
----   --------------   ---------------
M-7            190.48              8.19
M-8            169.62              7.45
M-9            140.77              6.37

All assumptions as specified within. Forward curves used


Fixed Severity     45%
ARM Severity       40%
Seconds Severity   95%
Triggers           As modeled
Lag                12 months
Runs to Maturity


2/28 ARM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  4.00     25.00    12.00
                 25.00     30.00    12.00
                 60.00     60.00     6.00
                 50.00     50.00     6.00
                 40.00     40.00     6.00
                 35.00     35.00     6.00
                 30.00     30.00   300.00
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      9.00    30.00
                  9.00      4.50    84.00
                  4.50      4.50   360.00


FRM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  2.00     15.00    18.00
                 15.00     15.00   life
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      4.00    24.00
                  4.00      2.00    84.00
                  2.00      2.00   360.00

STRESS RUNS
NO PREPAY STRESS WFHET 2005-1

                                          M-5
                                               Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp
Prepay                                    1.00x Base Case   1.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                               12.6              11.4              10.3
CDR - Yield Break                                    13.7              12.1              10.6
% Cum Loss 1st $ Principal Loss                      12.2              10.8               9.5
CDR - 1st $ Principal Loss                           13.1              11.2               9.6

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break                               12.8              11.6              10.5
CDR - Yield Break                                    11.2               9.9               8.7
% Cum Loss 1st $ Principal Loss                      12.4              11.0               9.6
CDR - 1st $ Principal Loss                           10.7               9.2               7.9

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                               13.1              11.8              10.6
CDR - Yield Break                                    8.68              7.67              6.77
% Cum Loss 1st $ Principal Loss                      12.6              11.1               9.8
CDR - 1st $ Principal Loss                            8.3               7.1               6.1

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                               11.3              10.1               8.7
CDR - Yield Break                                   11.97             10.29              8.65
% Cum Loss 1st $ Principal Loss                      11.0               9.5               8.0
CDR - 1st $ Principal Loss                           11.5               9.6               7.8

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                               11.7              10.4               9.1
CDR - Yield Break                                    10.0               8.6               7.3
% Cum Loss 1st $ Principal Loss                      11.3               9.8               8.4
CDR - 1st $ Principal Loss                            9.5               8.0               6.6

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                               12.1              10.8               9.5
CDR - Yield Break                                    7.94               6.9              5.93
% Cum Loss 1st $ Principal Loss                      11.7              10.1               8.7
CDR - 1st $ Principal Loss                            7.6               6.4               5.4
                                          M-9
                                               Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp
Prepay                                    1.00x Base Case   1.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.1               7.8               6.6
CDR - Yield Break                                     9.1               7.6               6.3
% Cum Loss 1st $ Principal Loss                       8.5               7.1               5.8
CDR - 1st $ Principal Loss                            8.4               6.8               5.4

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.3               8.0               6.7
CDR - Yield Break                                     7.5               6.3               5.2
% Cum Loss 1st $ Principal Loss                       8.7               7.2               5.9
CDR - 1st $ Principal Loss                            7.0               5.6               4.7

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.4               8.1               6.8
CDR - Yield Break                                     5.9               5.0               4.1
% Cum Loss 1st $ Principal Loss                       8.8               7.2               5.9
CDR - 1st $ Principal Loss                            5.5               4.4               3.9

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                3.1               6.9               5.6
CDR - Yield Break                                     8.0               6.5               5.2
% Cum Loss 1st $ Principal Loss                       7.6               6.2               4.9
CDR - 1st $ Principal Loss                            7.4               5.8               4.5

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                5.9               7.1               5.9
CDR - Yield Break                                     6.7               5.5               4.4
% Cum Loss 1st $ Principal Loss                       7.9               6.4               5.1
CDR - 1st $ Principal Loss                            6.2               4.9               3.8

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                8.7               7.3               6.1
CDR - Yield Break                                     5.4               4.5               3.6
% Cum Loss 1st $ Principal Loss                       8.1               6.6               5.3
CDR - 1st $ Principal Loss                            5.0               4.0               3.1
                                          M-10
                                               Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp
Prepay                                    1.00x Base Case   1.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                                8.1               6.8               5.6
CDR - Yield Break                                     8.0               6.5               5.2
% Cum Loss 1st $ Principal Loss                       7.5               6.0               4.8
CDR - 1st $ Principal Loss                            7.2               5.6               4.3

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break                                8.3               6.9               5.7
CDR - Yield Break                                     6.6               5.4               4.3
% Cum Loss 1st $ Principal Loss                       7.6               6.1               4.8
CDR - 1st $ Principal Loss                            6.0               4.7               3.6

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                                8.4               7.0               5.7
CDR - Yield Break                                     5.2               4.2               3.4
% Cum Loss 1st $ Principal Loss                       7.7               6.2               4.8
CDR - 1st $ Principal Loss                            4.7               3.7               2.8

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                7.3               6.0               4.8
CDR - Yield Break                                     7.0               5.6               4.3
% Cum Loss 1st $ Principal Loss                       6.7               5.3               4.1
CDR - 1st $ Principal Loss                            6.4               4.9               3.6

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                7.6               6.2               5.0
CDR - Yield Break                                     5.9               4.7               3.7
% Cum Loss 1st $ Principal Loss                       6.9               5.5               4.2
CDR - 1st $ Principal Loss                            5.4               4.2               3.1

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                7.8               6.4               5.1
CDR - Yield Break                                     4.8               3.8               3.0
% Cum Loss 1st $ Principal Loss                       7.1               5.7               4.3
CDR - 1st $ Principal Loss                            4.4               3.4               2.5



PREPAY STRESS

                                               Min 0                                                 Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp            -200 bp             bp
Prepay                                    2.00x Base Case   1.00x Base Case   0.50x Base Case   2.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.9              11.7              14.7               6.1               8.0
CDR - Yield Break                                   13.92              9.38              6.59               8.3               6.0
% Cum Loss 1st $ Principal Loss                       9.7              11.0              13.7               5.8               7.2
CDR - 1st $ Principal Loss                           13.5               8.7               6.0               7.9               5.3


Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                9.1              10.5              12.9               5.6               7.1
CDR - Yield Break                                   12.74              8.26              5.53               7.9               5.3
% Cum Loss 1st $ Principal Loss                       8.9               9.9              11.9               5.3               6.4
CDR - 1st $ Principal Loss                           12.4               7.7               5.0               7.2               4.7
                                                                 Min 0
Fwd LIBOR/Swap Shift                          200 bp            -200 bp             bp              200 bp
Prepay                                    0.50x Base Case   2.00x Base Case   1.00x Base Case   0.50x Base Case
---------------------------------------   ---------------   ---------------   ---------------   ---------------

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                               11.2               5.1               6.9              10.2
CDR - Yield Break                                     4.6               6.9               5.1               4.1
% Cum Loss 1st $ Principal Loss                       9.9               4.7               6.1               8.8
CDR - 1st $ Principal Loss                            4.0               6.3               4.5               3.5


Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                9.8               4.7               6.2               8.9
CDR - Yield Break                                     3.9               6.3               4.5               3.5
% Cum Loss 1st $ Principal Loss                       8.6               4.3               5.5               7.7
CDR - 1st $ Principal Loss                            3.4               6.3               4.0               3.0

**THIS HAS NOT BEEN REVIEWED BY AN ACCOUNTANT. PLEASE SEE ATTACHED CITIGROUP DISCLAIMER

We need these matrices in addition to strats


Aggregate Loans (First Lien Only)

FICO        % of total deal    WA OLTV    Max OLTV    % Full Doc    % Owner Occ
---------   ---------------    -------    --------    ----------    -----------
484 - 499              0.43%     80.99%     100.00%         0.35%          0.40%
500 - 519              1.52%     68.79%     100.00%         1.40%          1.52%
520 - 539              3.61%     72.06%      90.00%         3.26%          3.57%
540 - 559              5.43%     72.83%      90.00%         4.74%          5.26%
560 - 579              8.79%     78.45%     100.00%         7.26%          8.52%
580 - 599             13.74%     79.16%     100.00%        11.41%         13.36%
600 - 619             16.19%     81.55%     100.00%        13.88%         15.78%
620 - 639             15.63%     81.35%     100.00%        12.84%         15.25%
640 - 659             12.96%     82.85%     100.00%        10.47%         12.49%
660 - 679              9.97%     80.37%     100.00%         7.48%          9.53%
680 - 699              5.22%     81.07%     100.00%         3.90%          5.01%
700 - 719              2.97%     79.30%     100.00%         1.88%          2.80%
720 - 739              1.51%     79.14%     100.00%         1.00%          1.46%
740 - 759              0.92%     81.45%     100.00%         0.51%          0.78%
760 - 779              0.61%     78.31%     100.00%         0.47%          0.55%
780 - 799              0.40%     75.37%      95.00%         0.20%          0.38%
800 - 800              0.11%     68.29%      90.00%         0.08%          0.11%
FICO        % IO    WAC    MARGIN    % Second Lien (Simultaneous or Silent)
---------   ----    ---    ------    --------------------------------------
484 - 499   0.00%   7.91%    4.67%                                     0.05%
500 - 519   0.00%   9.06%    5.91%                                     0.02%
520 - 539   0.00%   8.54%    5.48%                                     0.14%
540 - 559   0.00%   7.74%    4.61%                                     0.07%
560 - 579   0.00%   7.23%    4.06%                                     0.12%
580 - 599   0.00%   6.94%    3.64%                                     3.71%
600 - 619   0.00%   6.78%    3.53%                                     3.47%
620 - 639   0.00%   6.61%    3.37%                                     3.03%
640 - 659   0.00%   6.40%    3.16%                                     3.10%
660 - 679   0.00%   6.12%    2.86%                                     2.37%
680 - 699   0.00%   6.06%    2.80%                                     1.71%
700 - 719   0.00%   5.98%    2.63%                                     1.09%
720 - 739   0.00%   5.99%    2.59%                                     0.60%
740 - 759   0.00%   6.01%    2.73%                                     0.40%
760 - 779   0.00%   5.96%    2.63%                                     0.17%
780 - 799   0.00%   5.78%    2.45%                                     0.10%
800 - 800   0.00%   6.15%    2.56%                                     0.02%


IO Loans

FICO       % of total deal   WA OLTV   Max OLTV   % Full Doc   % Owner Occ   WAC   MARGIN   % Second Lien (Simultaneous or Silent)
-------    ---------------   -------   --------   ----------   -----------   ---   ------   --------------------------------------
520-539
540-559    NA                NA        NA         NA           NA            NA    NA       NA
560-579    NA                NA        NA         NA           NA            NA    NA       NA
580-599    NA                NA        NA         NA           NA            NA    NA       NA
600-619    NA                NA        NA         NA           NA            NA    NA       NA
620-639    NA                NA        NA         NA           NA            NA    NA       NA
640-659    NA                NA        NA         NA           NA            NA    NA       NA
660-679    NA                NA        NA         NA           NA            NA    NA       NA
680-699    NA                NA        NA         NA           NA            NA    NA       NA
700-719    NA                NA        NA         NA           NA            NA    NA       NA
720-739    NA                NA        NA         NA           NA            NA    NA       NA
740-759    NA                NA        NA         NA           NA            NA    NA       NA
760-779    NA                NA        NA         NA           NA            NA    NA       NA
780-800    NA                NA        NA         NA           NA            NA    NA       NA
    800+


If the deal has deep MI - we want the following:
For Non-MI Loans-only

By LTV Bucket    % of total deal    Average FICO   %<550 FICO   %full doc   %non owner
--------------   ---------------    ------------   ----------   ---------   ----------
10.00 - 50.00               3.66%            598         0.59        2.72         0.31
50.01 - 60.00               4.65%            601         0.62        3.54         0.25
60.01 - 70.00              10.22%            597         1.66        7.75         1.00
70.01 - 80.00              41.44%            613         3.94       33.17         1.41
80.01 - 90.00
90.01 - 100.00


We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately
We also need this for the total pool combined

SUMMARY OF SCENARIOS

                           1. Stepdown fail
                           2. Run to Maturity
                           3. 12 month lag
                           4. P&I Advance
                           5. Forwards as provided in Term Sheet


severity                     60     60     60     60     60     60     60     60     60     60     60     60     60     60     60
fixed prepay stress(HEP)     23     35     15     15     35     23     35     15     15     35     23     35     15     15     35
ARMS Prepay stress(CPR)      40     55     30     55     55     40     55     30     55     55     40     55     30     55     55
stress to fwd               200    200    200    300   -100    200    200    200    300   -100    200    200    200    300   -100
CLASS_NAME                  M-3    M-3    M-3    M-3    M-3    M-4    M-4    M-4    M-4    M-4    M-9    M-9    M-9    M-9    M-9
BREAKEVEN_RATE              9.8   13.6    7.8   11.3   15.3    8.6   11.8    6.8    9.6   13.4    3.9    5.0    3.4    3.9    6.4
WAL                         9.5    6.3   13.1    9.9    6.1   10.0    6.7   13.9   11.0    6.5   11.8    7.8   16.2   14.6    7.6
COLLATERAL_LOSS_PCT        11.0   10.3   12.0   10.0   11.4    9.8    9.0   10.8    8.8   10.1    4.8    4.1    5.8    3.9    5.1

Assumptions:        Run to mat
                    12 mos lag
                    Triggers fail
                    Defaults outside prepays
                    100% PPV

Assumptions


severity                45       45       55       55
Index shift              0      200        0      200

CLASS_NAME             M-4      M-4      M-4      M-4
BREAKEVEN SDA       3035.1   2634.3   2386.8   2081.1
WAL                   11.4     12.0     12.2     12.7
Coll Cum Loss (%)     11.9     10.7     12.0     10.8

CLASS_NAME             M-5      M-5      M-5      M-5
BREAKEVEN SDA       2666.3   2291.6   2110.1   1821.9
WAL                   12.0     12.6     12.7     13.2
Coll Cum Loss (%)     10.7      9.5     10.9      9.6

CLASS_NAME             M-6      M-6      M-6      M-6
BREAKEVEN SDA       2357.3   2006.3   1874.9   1602.7
WAL                   12.7     13.3     13.2     13.8
Coll Cum Loss (%)      9.7      8.5      9.8      8.6

CLASS_NAME             M-7      M-7      M-7      M-7
BREAKEVEN SDA       2052.4   1722.9   1642.4   1383.8
WAL                   13.2     13.8     13.7     14.2
Coll Cum Loss (%)      8.7      7.5      8.8      7.6

Breakeven Analysis for WFHET 2005-1

USE AT YOUR OWN RISK! THESE TABLES HAVE NOT BEEN AUDITED.

ASSUMPTIONS
SETTLE 6/29/2005
RUN TO CALL
LOSS SEVERITY 50%
ASSUME: PRICE 100 ,TRIGGER FAIL ,DELAY 24 ,ADVANCE =YES
ASSUME: DEFAULT OUTSIDE PREPAY
USED PREPAY CURVE PROVIDED
USED LOSS CURVE PROVIDED
INDEX SHIFT + 200 (INDEX= FWDS)

CLASS_NAME             M-1    M-2    M-3    M-4    M-5
------------------------------------------------------
BREAKEVEN_RATE        48.5   35.0   28.4   24.1   20.8
WAL                    5.9    6.5    6.9    7.4    7.8
COLLATERAL_LOSS_PCT   20.9   17.5   14.2   12.0   10.4



PREPAY CURVE
18% CPR for 24 months/ 60% CPR for 6 months / 12% CPR to maturity

LOSS CURVE

           Year                  Fixed Rate                  ARMs
 ------------------------ ------------------------ ------------------------|
            1                        3%                       3%           |
            2                       12%                      17%           |
            3                       20%                      25%           |
            4                       25%                      25%           |
            5                       20%                      20%           |
            6                       15%                      10%           |
            7                        5%                       0%           |
            8                        0%                       0%           |
 ------------------------ ------------------------ ------------------------|
          Total                     100%                     100%          |

Breakeven Analysis for WFHET 2005-1

USE AT YOUR OWN RISK! THESE TABLES HAVE NOT BEEN AUDITED.

ASSUMPTIONS
SETTLE 6/29/2005
LOSS SEVERITY 50%
ASSUME: PRICE 100 ,TRIGGER FAIL ,DELAY 12 ,ADVANCE =YES
ASSUME: DEFAULT OUTSIDE PREPAY

% OF PRICING PREPAY ASSUMPTION    75.00   100.00   125.00    75.00   100.00      125       75      100      125
INDEX SHIFT (INDEX= FWDS)        100.00   100.00   100.00      200      200      200      300      300      300

CLASS_NAME                          M-1      M-1      M-1      M-1      M-1      M-1      M-1      M-1      M-1
BREAKEVEN_RATE                     12.1     14.2     16.3     11.4     13.5     15.7     10.9     13.0     15.3
WAL                                11.8      9.1      7.1     11.8      9.1      7.3     11.9      9.1      7.3
COLLATERAL_LOSS_PCT                17.5     16.2     15.3     16.8     15.6     14.9     16.3     15.2     14.6

CLASS_NAME                          M-2      M-2      M-2      M-2      M-2      M-2      M-2      M-2      M-2
BREAKEVEN_RATE                     10.1     11.6     13.3      9.5     11.0     12.7      9.0     10.6     12.3
WAL                                12.8      9.5      7.6     13.0      9.7      7.7     13.0      9.9      7.8
COLLATERAL_LOSS_PCT                15.4     13.9     13.0     14.7     13.3     12.5     14.1     12.9     12.2

CLASS_NAME                          M-3      M-3      M-3      M-3      M-3      M-3      M-3      M-3      M-3
BREAKEVEN_RATE                      8.9     10.2     11.6      8.3      9.6     11.0      7.9      9.2     10.6
WAL                                14.1     10.9      8.7     14.2     11.0      8.8     14.7     11.3      8.8
COLLATERAL_LOSS_PCT                13.9     12.5     11.6     13.2     11.9     11.1     12.7     11.5     10.7

Assumptions

12 mo lag
50% LS

stress to fwd                 0      100      200      300




% OF Pricing assumption     100%     100%     100%     100%
CLASS_NAME                  M-9      M-9      M-9      M-9
BREAKEVEN_RATE              5.3      4.7      4.2      3.9
WAL                        13.5     13.8     14.0     14.2
Cum Loss %                  7.2      6.5      5.9      5.4

% OF Pricing assumption      75%      75%      75%      75%
CLASS_NAME                  M-9      M-9      M-9      M-9
BREAKEVEN CDR               5.1      4.5      4.1      3.7
WAL                        17.2     17.6     17.9     18.2
Cum Loss %                  8.8      8.0      7.3      6.7

% OF Pricing assumption     125%     125%     125%     125%
CLASS_NAME                  M-9      M-9      M-9      M-9
BREAKEVEN CDR               5.6      5.0      4.5      4.2
WAL                        10.8     10.9     11.1     11.2
Cum Loss %                  6.1      5.5      5.0      4.6

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

Term Sheet                                          Date Prepared: June 15, 2005
--------------------------------------------------------------------------------

          Wells Fargo Home Equity Asset Backed Securities 2005-1 Trust
              Home Equity Asset-Backed Certificates, Series 2005-1

--------------------------------------------------------------------------------
                  Approximate Total Offered Size: $701,050,000

                             Wells Fargo Bank, N.A.
                             Originator and Servicer
                    Wells Fargo Asset Securities Corporation
                                    Depositor


                                                                     Ratings
                                                                     -------
   Tranche    Amount(1)     Int. Type / Class   Coupons        (S&P/Moody's/Fitch)   WAL (Call/Mat)(3)
   -------    ---------     -----------------   -------        -------------------   -----------------
                                          OFFERED CERTIFICATES
                                          --------------------
Class A-1A   $560,840,000   Floating / Senior   [ ]% (2)           AAA/Aaa/AAA               2.39/2.61
Class A-1B   $140,210,000   Floating / Senior   [ ]% (2)           AAA/Aaa/AAA               2.39/2.61
                                        NON-OFFERED CERTIFICATES

Class A-2    $401,463,000   Floating / Senior   [ ]% (2)           AAA/Aaa/AAA               2.34/2.54
Class M-1     $33,589,000    Floating / Mezz    [ ]% (2)           AA+/Aa1/AA+               4.64/5.11
Class M-2     $31,613,000    Floating / Mezz    [ ]% (2)           AA+/Aa2/AA+               4.58/5.03
Class M-3     $19,100,000    Floating / Mezz    [ ]% (2)            AA/Aa3/AA                4.54/4.97
Class M-4     $16,466,000    Floating / Mezz    [ ]% (2)            AA/A1/AA                 4.51/4.92
Class M-5     $15,148,000    Floating / Mezz    [ ]% (2)           AA-/A2/AA-                4.49/4.89
Class M-6     $13,172,000    Floating / Mezz    [ ]% (2)            A+/A3/A+                 4.47/4.84
Class M-7     $13,172,000    Floating / Mezz    [ ]% (2)            A/ Baa1/A                4.47/4.81
Class M-8      $9,221,000    Floating / Mezz    [ ]% (2)           A-/Baa2/A-                4.44/4.74
Class M-9     $13,172,000    Floating / Mezz    [ ]% (2)         BBB+/Baa3/BBB+              4.44/4.69
Class M-10    $13,172,000    Floating / Mezz    [ ]% (2)           BBB/NR/BBB                4.44/4.58
Class M-11     $7,903,000    Floating / Mezz    [ ]% (2)          BBB-/NR/BBB-               4.40/4.42
Class M-12     $9,879,000    Floating / Mezz    [ ]% (2)           BB+/NR/BB+                4.20/4.20
Class M-13     $5,269,000    Floating / Mezz    [ ]% (2)            BB/NR/BB                 3.85/3.85
Class M-14     $3,952,000    Floating / Mezz    [ ]% (2)            BB/NR/NR                 3.40/3.40


(1)   Certificate sizes are subject to change (+/- 10%)

(2) The Class A Certificates will bear interest at variable rates, and their respective margins will increase by 2x following the Optional Termination Date; the Class M Certificates will bear interest at variable rates and their margins will increase by 1.5x following the Optional Termination Date

(3)   Based on Pricing Prepayment Assumption

Transaction Overview:
--------------------

   Sole Manager:  Citigroup Global Markets, Inc        Expected Pricing Date:   [June 17, 2005]
Rating Agencies:  S&P / Moody's / Fitch                Expected Settlement Date:  June 29, 2005
        Trustee:  HSBC Bank USA, National
                  Association

For Further Information:
-----------------------

       Mortgage Finance                       MBS Trading                       MBS Structuring
  Phil Seares (212) 723-1145        Matthew Cherwin (212) 723-6217        Shekhar Shah (212) 723-5386
  Taruna Reddy (212) 723-6748       Elliot Rubenzhal (212) 723-6289       Neil Aggarwal (212) 723-6420
 Robert Murphy (212) 723-1146

*All numbers are preliminary and subject to change.

                                                                 Citigroup[LOGO]

TRANSACTION SUMMARY
-------------------

         Title of Securities:   Wells Fargo Home Equity Asset Backed Securities
                                2005-1 Trust, Home Equity Asset Backed
                                Certificates, Series 2005-1

        Offered Certificates:   The Class A-1A, and Class A-1B Certificates

    Non-Offered Certificates:   Class A-2, Class M-1, Class M-2, Class M-3,
                                Class M-4, Class M-5, Class M-6, Class M-7,
                                Class M-8, Class M-9, Class M-10, Class M-11,
                                Class M-12, Class M-13, Class M-14, Class CE,
                                Class P and Class R Certificates

        Class A Certificates:   Class A-1A, Class A-1B and Class A-2
                                Certificates

        Class M Certificates:   Class M-1, Class M-2, Class M-3, Class M-4,
                                Class M-5, Class M-6, Class M-7, Class M-8,
                                Class M-9, Class M-10, Class M-11, Class M-12,
                                Class M-13 and Class M-14 Certificates

     Originator and Servicer:   Wells Fargo Bank, N.A.

                   Depositor:   Wells Fargo Asset Securities Corporation

       Surveillance Provider:   The Murrayhill Company, will monitor and advise
                                the Servicer with respect to prepayment penalty collection, mortgage insurance claims and default management of the mortgage loans.

                     Trustee:   HSBC Bank USA, National Association

    Securities Administrator:   Wells Fargo Bank, N.A.

                   Custodian:   Wells Fargo Bank, N.A.

                Closing Date:   On or about June 29, 2005

          Distribution Dates:   25th of each month, or if such day is not a
                                business day, the next succeeding business day, commencing July 25, 2005

                Cut-off Date:   June 1, 2005

   Optional Termination Date:   The date on which the aggregate principal
                                balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the aggregate principal balance as of the Cut-off
                                Date.

               Payment Delay:   The Offered Certificates have a 0 day delay

                   Day Count:   The Offered Certificates are Actual/360

          Servicing Fee Rate:   0.500% per annum.

       Surveillance Fee Rate:   0.015% per annum.

     Administrative Fee Rate:   Servicing Fee Rate and Surveillance Fee Rate.

                Denomination:   $25,000 and multiples of $1 in excess thereof.

           SMMEA Eligibility:   The Offered Certificates will be SMMEA eligible.

           ERISA Eligibility:   The Offered Certificates may be ERISA eligible.

                  Tax Status:   The Offered Certificates will be treated as
                                REMIC regular interests for federal income tax purposes.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY
-----------------

                   Structure:   Senior/Subordinate/Overcollateralization
                                Structure

                  Prepayment
                  Assumption:   Fixed-Rate Mortgage Loans: 4% increasing to 23%
                                CPR in months 1 to 12 and 23% CPR thereafter.
                                Adjustuble-Rate Mortgage Loans: 5% CPR in month
                                1, an additional 1/11th of 22% CPR for each month thereafter, building to 27% CPR in month
                                12 and remaining constant at 27% CPR until month
                                23, remaining constant at 60% CPR from month 24
                                until month 27, and remaining constant at 30%
                                CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85%
                                CPR per annum in any period for any percentage of Prepayment Assumption

               Mortgage Pool:   As of the Cut-off Date, the Mortgage
                                Pool consists of 7,934 fixed rate and
                                adjustable-rate, closed end mortgage loans, secured by first and second lien mortgage loans on primarily one to four family properties with an approximate outstanding principal balance of $1,317,220,846 as of the Cut-off Date. Generally loans with a loan-to-value ratio at origination in excess of 80% are covered by a mortgage insurance policy. For the purpose of calculating interest and principal on the Class A
                                Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:

                                Group I Mortgage Loans: 6,380 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $837,575,021 with principal balances at origination that conform to the principal balance limits of Freddie Mac.

                                Group II Mortgage Loans: 1,554 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately
                                $479,645,825.

           Pass-Through Rate:   >   The monthly Pass-Through Rate for the
                                    Offered Certificates on each Distribution
                                    Date is the lesser of:

                                    o  (1) the Formula Rate; and

                                    o  (2) the related Net WAC Cap for that
                                       Distribution Date.

                                >   The Formula Rate for the Offered
                                    Certificates is as follows:

                                    o  On or prior to the Optional Termination
                                       Date: 1-Month LIBOR plus a margin which
                                       will be set at pricing for the Class A
                                       and Class M Certificates.

                                    o  After the Optional Termination Date:
                                       1-Month LIBOR plus 2x the initial margin for the Class A Certificates and 1-Month LIBOR plus 1.5x the initial margin for the Class M Certificates.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

      Principal Payments for
        Class A Certificates:   Prior to the Stepdown Date, or if a Trigger
                                Event is in effect, each of the Class A
                                Certificates will receive the principal
                                collected on the related Mortgage Loans plus any Excess Interest required to maintain the Targeted Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero.
                                On or after the Stepdown Date, if no Trigger
                                Event is in effect, principal distributed on the Class A Certificates will be an amount such that each group of Class A Certificates will maintain
                                2x the Class A Initial Credit Enhancement
                                Percentage as set forth in the Credit
                                Enhancement Percentage table included herein.

                                Principal distributions on the Group I
                                Certificates will be allocated pro rata, with the exception that, (i) on any Distribution Date on or after which the aggregate certificate principal balance of the Class A Certificates equals or exceeds the aggregate Mortgage Loan Balance, or (ii) a Sequential Trigger event is in effect, principal distributions will be allocated sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the certificate principal balance thereof have been reduced to zero.

                                Principal distributions on the Group II
                                Certificates will be allocated to the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero

   Sequential Trigger Event:    A Sequential Trigger Event is in effect on any
                                Distribution Date if, before the 25th
                                Distribution Date the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period
                                (reduced by the aggregate amount of recoveries received since the Cut-off Date through the last day of the related Due Period), divided by the aggregate principal balance of the Mortgage
                                Loans as of the Cut-off Date exceeds 1.25%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

     Principal Payments for
       Class M Certificates:    The Class M Certificates will NOT receive any
                                principal payments prior to the Stepdown Date unless the aggregate certificate principal balance of the Class A Certificates is reduced to zero.

                                Thereafter (assuming no Trigger Event is in effect), principal will be shared among the Class M Certificates to maintain, in each case, approximately 2x their respective initial credit enhancement.

 Principal Remittance Amount:   For any Distribution Date, an amount equal to
                                the aggregate of:
                                (i)    the principal portion of all scheduled
                                       monthly payments on the Mortgage Loans
                                       actually received or advanced on or prior to the related Determination Date;

                                (ii)   the principal portion of all proceeds
                                       received in respect of the repurchase of a Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and

                                (iii)  the principal portion of all other
                                       unscheduled collections, including
                                       insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Mortgage Loans.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

        Optional Termination:   10% cleanup call based on the Cut-off Date
                                Principal Balance of the Mortgage Loans. The majority holder of the Class CE Certificates shall have the right to exercise the clean-up call. If such call is exercised, the holders of the Offered Certificates are entitled, to the extent of funds available, to:

                                > Outstanding principal balance of the Offered Certificates

                                > Current interest accrued on such balance at the related Pass-Through Rate

                                > Interest previously earned but not paid (if any)

                                >   "LIBOR Carryover Amount" (if any)

                 Net WAC Cap:   For any Distribution Date and for each loan
                                group the Net WAC Cap will equal the weighted average Net Mortgage Rates of the related
                                Mortgage Loans. The Net WAC Cap for the Class M certificates will equal a weighted average of the Net WAC Cap for each loan group based on the principal balance of the related Mortgage Loans, subtracting the certificate principal balance of the related senior certificates.The Net WAC Cap is subject to an adjustment based on the actual number of days that have elapsed in the related
                                Interest Accrual Period.

           Net Mortgage Rate:   For each Mortgage Loan the applicable Mortgage
                                Rate less the the Administrative Fee Rate.

      LIBOR Carryover Amount:   On any Distribution Date the sum of (a) If the
                                Pass-Through Rate for the Class A or Class M
                                Certificates, is limited by the applicable Net
                                WAC Cap, the excess of (i) the amount of interest that class would have accrued for such Distribution Date based on its respective
                                Formula Rate, over (ii) the amount of interest the Certificates accrued for such Distribution
                                Date based on the applicable Net WAC Cap, and
                                (b) the unpaid portion of any such excess from prior Distribution Dates plus interest accrued at its Formula Rate thereon.

      Interest Carry Forward
                      Amount: As of any Distribution Date, and for any class the sum of:

                                (x) the excess, if any, of the applicable
                                    accrued certificate interest for the prior
                                    Distribution Date and any applicable
                                    Interest Carry Forward Amount for the prior
                                    Distribution Date, over the amount in
                                    respect of interest actually distributed on that class on such prior Distribution Date; and

                                (y) interest on such excess at the applicable
                                    Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

             Excess Interest:   Excess Interest, to the extent it is not used
                                for other required purposes, including to absorb realized losses on the Mortgage Loans, to cover interest shortfalls on the Certificates or to fund any Overcollateralization Deficiency, will be available to make distributions of the LIBOR
                                Carryover Amount to the Certificates in an amount equal to any reductions in the amount of interest distributable to such holders caused by application of the Net WAC Cap to the extent such shortfalls are not covered by the Interest
                                Rate Cap Agreements.

          Senior Enhancement
                  Percentage:   For any Distribution Date, the percentage
                                obtained by dividing

                                (x) the sum of:

                                  (i)  the aggregate certificate principal
                                       balance of the Class M Certificates; and

                                  (ii) the overcollateralization amount, in each
                                       case before taking into account the
                                       distribution of the Principal
                                       Distribution Amount on such Distribution
                                       Date by

                                (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

             Available Funds:   For any Distribution Date, the sum, net of
                                amounts reimbursable therefrom to the Servicer, the Securities Administrator or the Trustee, of, among other amounts, the following: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due
                                Period and received or advanced on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans
                                (including prepayments (but excluding any prepayment penalties), insurance proceeds
                                (including any payments received under any lender paid mortgage insurance policy), liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans, occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all
                                Servicer Advances with respect to the Mortgage
                                Loans received for such Distribution Date; and
                                (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

      Principal Distribution
                      Amount: On any Distribution Date, the sum of (i) the Principal Remittance Amount minus any Overcolletralization Release Amount, if any and
                                (ii) the Extra Principal Distribution Amount, if any.

             Extra Principal
         Distribution Amount:   As of any Distribution Date, the lesser of (x)
                                the sum of the excess interest collections on the Mortgage Loans and the interest on the Overcollateralization Amount for such
                                Distribution Date and (y) on the
                                Overcollateralization Deficiency for such
                                Distribution Date.
            Class A Principal
          Distribution Amount:  Prior to the Stepdown Date, or if a Trigger
                                Event is in effect, each of the Class A
                                Certificates will receive the principal
                                collected on the related Mortgage Loans plus any Excess Interest required to maintain the Targeted Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero.
                                On or after the Stepdown Date, if no Trigger
                                Event is in effect, principal distributed on the Class A Certificates will be an amount such that each group of Class A Certificates will maintain
                                2x the Class A Initial Credit Enhancement
                                Percentage as set forth in the Credit
                                Enhancement Percentage table included herein.

                                Principal distributions on the Group I
                                Certificates will be allocated pro rata, with the exception that, on any Distribution Date on or after which the aggregate certificate principal balance of the Class A Certificates equals or exceeds the aggregate Mortgage Loan Balance, or a Sequential Trigger event is in effect principal distributions will be allocated sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the certificate principal balances thereof have been reduced to zero.

                                Principal distributions on the Group II
                                certificates will be allocated to the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

            Class M Principal
          Distribution Amount:  With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distributions of the Class A Principal Distribution Amounts, and any Class M Principal Distribution Amounts paid to a more senior class or (ii) on or after the Stepdown Date if a Trigger Event is not in effect the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, and any more senior class of M Certificates after taking into account the distribution of the Class A Principal Distribution Amounts, and any Class M Principal Distribution Amounts paid to a more senior class and (ii) the certificate principal balance of the related Class M Certificate immediately prior to that Distribution Date over (y) the lesser of (i) the product of 100% minus 2X the respective Class M Certificates initial credit enhancement percentage and the principal balance of the Mortgage Loans as of the last day of the related due period and (ii) the aggregate stated principal balance of the Mortgage Loans, as of the last day of the related Due Period, minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

            Payment Priority:
      Interest Distributions    On each Distribution Date, the Securities
                                Administrator will distribute the aggregate of the Interest Remittance Amounts (as described in the Prospectus Supplement) in the following order of priority to the extent available:

                                first, to the Surveillance Provider, the Surveillance Provider Fee;

                                second, to the Class A Certificates, accrued certificate interest for each such class for such Distribution Date;

                                third, to the Class A Certificates, the Interest Carry Forward Amount thereon for each such class for such Distribution Date;

                                fourth, to the Class M-1 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                fifth, to the Class M-2 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                sixth, to the Class M-3 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                seventh, to the Class M-4 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                eighth, to the Class M-5 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                ninth, to the Class M-6 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                tenth, to the Class M-7 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                eleventh, to the Class M-8 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                twelfth, to the Class M-9 Certificates, the accrued certificate interest thereon for such


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                Distribution Date;

                                thirteenth, to the Class M-10 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                fourteenth, to the Class M-11 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                fifteenth, to the Class M-12 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                sixteenth, to the Class M-13 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                seventeenth, to the Class M-14 Certificates, the accrued certificate interest thereon for such Distribution Date; and

                                eighteenth, the amount, if any, of the aggregate of the Interest Remittance Amounts remaining after application with respect to the priorities set forth above which is defined above as the "Excess Interest" for such Distribution Date, will be applied as described below under "Excess Cash Flow Distributions."

            Payment Priority:
     Principal Distributions    With respect to each Distribution Date (a)
                                before the Stepdown Date or (b) as to which a Trigger Event is in effect, the Principal
                                Distribution Amount will be allocated among and distributed in reduction of the Principal
                                Balances of the Certificates in the following order of priority:

                                first, to the Class A Certificates, as described under Class A Principal Distribution Amount;

                                second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13 and Class M-14 Certificates;

                                third, any remaining Principal Distribution
                                Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow Distributions."

                                With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Certificates in the following order of priority:

                                first, to the Class A Certificates, as described under Class A Principal Distribution Amount;

                                second, to the Class M-1 Certificates, up to the Class M Principal Distribution Amount for the Class M-1 Certificates;

                                third, to the Class M-2 Certificates, up to the Class M Principal Distribution Amount for the Class M-2 Certificates;

                                fourth, to the Class M-3 Certificates, up to the Class M Principal Distribution Amount for the Class M-3 Certificates;

                                fifth, to the Class M-4 Certificates, up to the Class M Principal Distribution Amount for the Class M-4 Certificates;

                                sixth, to the Class M-5 Certificates, up to the Class M Principal Distribution Amount for the Class


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                M-5 Certificates;

                                seventh, to the Class M-6 Certificates, up to the Class M Principal Distribution Amount for the Class M-6 Certificates;

                                eighth, to the Class M-7 Certificates, up to the Class M Principal Distribution Amount for the Class M-7 Certificates;

                                ninth, to the Class M-8 Certificates, up to the Class M Principal Distribution Amount for the Class M-8 Certificates;

                                tenth, to the Class M-9 Certificates, up to the Class M Principal Distribution Amount for the Class M-9 Certificates;

                                eleventh, to the Class M-10 Certificates, up to the Class M Principal Distribution Amount for the Class M-10 Certificates;

                                twelfth, to the Class M-11 Certificates, up to the Class M Principal Distribution Amount for the Class M-11 Certificates;

                                thirteenth, to the Class M-12 Certificates, up to the Class M Principal Distribution Amount for the Class M-12 Certificates;

                                fourteenth, to the Class M-13 Certificates, up to the Class M Principal Distribution Amount for the Class M-13 Certificates;

                                fifteenth, to the Class M-14 Certificates, up to the Class M Principal Distribution Amount for the Class M-14 Certificates; and

                                sixteenth, any remaining Principal Distribution Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow Distributions."

            Payment Priority:
            Excess Cash Flow
               Distributions:   On any Distribution Date, the sum of the Excess
                                Interest remaining after the application of such amounts to cover certain interest shortfalls, the Overcollateralization Release Amount and any portion of the Principal Distribution Amount
                                (without duplication) remaining after principal distributions on the Certificates is the "Excess
                                Cash Flow," which is required to be applied in the following order of priority on such Distribution Date:

                                (i) to the Class A Certificates, pro rata, any remaining accrued certificate interest for such classes for such Distribution Date;

                                (ii) to the Class A Certificates, pro rata, any Interest Carry Forward Amounts for such classes for such Distribution Date;

                                (iii) to the Class M-1 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (iv) to the Class M-1 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                                (v) to the Class M-1 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (vi) to the Class M-2 Certificates, any
                                remaining accrued certificate interest for such Distribution Date;

                                (vii) to the Class M-2 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (viii) to the Class M-2 Certificates, any related Allocated Realized Loss Amount for such


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                Distribution Date;

                                (ix) to the Class M-3 Certificates, any
                                remaining accrued certificate interest for such Distribution Date;

                                (x) to the Class M-3 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xi) to the Class M-3 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xii) to the Class M-4 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xiii) to the Class M-4 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xiv) to the Class M-4 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xv) to the Class M-5 Certificates, any
                                remaining accrued certificate interest for such Distribution Date;

                                (xvi) to the Class M-5 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xvii) to the Class M-5 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xviii) to the Class M-6 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xix) to the Class M-6 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xx) to the Class M-6 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxi) to the Class M-7 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxii) to the Class M-7 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxiii) to the Class M-7 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxiv) to the Class M-8 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxv) to the Class M-8 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxvi) to the Class M-8 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxvii) to the Class M-9 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxviii) to the Class M-9 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxix) to the Class M-9 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                (xxx) to the Class M-10 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxxi) to the Class M-10 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxxii) to the Class M-10 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxxiii) to the Class M-11 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxxiv) to the Class M-11 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxxv) to the Class M-11 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxxvi) to the Class M-12 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxxvii) to the Class M-12 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxxviii) to the Class M-12 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxxix) to the Class M-13 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxxx) to the Class M-13 Certificates, any
                                Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxxxxi) to the Class M-13 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxxxii) to the Class M-14 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                (xxxxiii) to the Class M-14 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                                (xxxxxiv) to the Class M-14 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                (xxxxxv) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13 and Class M-14 Certificates, any LIBOR Carryover Amount for such Class; and

                                (xxxxxvi) to the Class CE Certificates, in the amounts specified in the pooling and servicing agreement.

      Allocated Realized Loss
                      Amount: An Allocated Realized Loss Amount with respect to any class of Certificates and any Distribution Date is an amount equal to the sum of any realized losses allocated to that class of Certificates on that Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from prior Distribution Dates.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

           Interest Rate Cap
                  Agreements:   On the Closing Date, the Securities
                                Administrator will enter into one or more
                                Interest Rate Cap Agreements with one or more interest rate cap providers for the benefit of the Group 1, Group 2 and Class M Certificates.
                                The Interest Rate Cap Provider will be obligated to make monthly payments to the Securities
                                Administrator (based on a notional amount) when one-month LIBOR exceeds the strike rate for the related period. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate for the related period. The schedules containing the notional amounts, strike and ceiling rates is in the table on page 25-27.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

CREDIT ENHANCEMENT SUMMARY
--------------------------

               Stepdown Date:   The earlier to occur of:

                                (i)    the Distribution Date on which the
                                       aggregate certificate principal balance
                                       of the Class A Certificates is zero, and

                                (ii)   the later to occur of:(x) the 37th
                                       Distribution Date and (y) the first
                                       Distribution Date on which the Senior
                                       Enhancement Percentage is greater than or equal to twice its initial amount

                Trigger Event   On a Distribution Date, a Trigger Event will be
                                in effect if either:

                                (i) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of recoveries received since the Cut-off Date through the last day of the related Due Period), divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

                                       Distribution Date Percentage         Percentage
                                       ----------------------------         ----------
                                       July 2007 to June 2008                  1.25%
                                       July 2008 to June 2009                  2.50%
                                       July 2009 to June 2010                  4.00%
                                       July 2010 to June 2011                  4.75%
                                       July 2011 and thereafter                5.00%

                                (ii) If the aggregate principal balance of 60+ Day Delinquent Loans, divided by the aggregate principal balance of the Mortgage Loans expressed as a percentage equals or exceeds 41% of the Senior Enhancement Percentage.

     60+ Day Delinquent Loan:   Any Mortgage Loans (including each Mortgage Loan
                                in foreclosure and in bankruptcy) with respect to which any portion of the monthly payment is, as of the last day of the prior Due Period, two or more months past due, and REO Properties.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------

          Credit Enhancement:   Credit Enhancement will be provided by:
                                >   Excess Interest
                                >   Overcollateralization
                                >   Subordination


                                  Initial Credit Enhancement*                On or After Stepdown Date*
                                  ---------------------------                --------------------------
                                Class              Percentage**          Class                 Percentage**
                                -----              ------------          -----                 ------------
                                A                      16.30%             A                       32.60%
                                M-1                    13.75%             M-1                     27.50%
                                M-2                    11.35%             M-2                     22.70%
                                M-3                    9.90%              M-3                     19.80%
                                M-4                    8.65%              M-4                     17.30%
                                M-5                    7.50%              M-5                     15.00%
                                M-6                    6.50%              M-6                     13.00%
                                M-7                    5.50%              M-7                     11.00%
                                M-8                    4.80%              M-8                     9.60%
                                M-9                    3.80%              M-9                     7.60%
                                M-10                   2.80%              M-10                    5.60%
                                M-11                   2.20%              M-11                    4.40%
                                M-12                   1.45%              M-12                    2.90%
                                M-13                   1.05%              M-13                    2.10%
                                M-14                   0.75%              M-14                    1.50%
                                * Includes Overcollateralization
                                **Approximate

       Overcollateralization
                      Amount:   For any Distribution Date the excess, if any, of
                                (a) the sum of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) over (b) the sum of the aggregate certificate principal balance of the Class A and Class M Certificates, after giving effect to distributions to be made on such Distribution Date.

       Overcollateralization
                  Deficiency:   As of any Distribution Date, the excess, if any,
                                of:

                                (x) the Targeted Overcollateralization Amount
                                    for such Distribution Date over

                                (y) the Overcollateralization Amount for such
                                    Distribution Date, calculated for this
                                    purpose after taking into account the
                                    reduction on such Distribution Date of the certificate principal balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Allocated Realized Loss Amounts on such Distribution Date.

       Overcollateralization
              Release Amount:   As of any Distribution Date, on or after the
                                Stepdown Date on which any Trigger Event is not in effect the lesser of (a) the Principal
                                Remittance Amount and (b) the excess, if any, of:

                                (x) the Overcollateralization Amount for such
                                    Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (y) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Targeted
       Overcollateralization
                      Amount: As of any Distribution Date, the Targeted Overcollateralization Amount (a) prior to the Stepdown Date, is an amount equal to approximately 0.75% of the Principal Balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (i) approximately 1.50% of the then current aggregate outstanding Principal Balance of the Mortgage Loans as of the last day of the related due period and (ii) 0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

       Allocation of Losses/
               Subordination:   Realized losses on the Mortgage Loans will be
                                applied:

                                > First to reduce the Excess Interest and the overcollateralization amount; and
                                > Then to the Class M Certificates, in reverse sequential order, until each such class has been reduced to zero

                   Advances:    Subject to certain limitations, the Servicer
                                must advance delinquent payments of principal and interest on the mortgage loans.

      Compensating Interest:    The Servicer is obligated to offset any
                                Prepayment Interest Shortfall attributable to prepayments in full, on any Distribution Date, with Compensating Interest to the extent of its Servicing Fee for each Distribution Date.

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                             To Optional Redemption

                                             ------------------------------------------------------------------------
                                                               Percentage of Prepayment Assumption
      ---------------------------------------------------------------------------------------------------------------
                                                 50%              100%              150%              200%
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      4.75              2.39              1.40              1.14
          A-1A      Window (mo)              1 - 158           1 - 78            1 - 36            1 - 28
                    Last Principal Date      8/25/2018         12/25/2011        6/25/2008         10/25/2007
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       4.75              2.39              1.40              1.14
          A-1B      Window (mo)               1 - 158           1 - 78            1 - 36            1 - 28
                    Last Principal Date      8/25/2018         12/25/2011        6/25/2008         10/25/2007
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       4.68               2.34              1.37             1.12
           A-2      Window (mo)               1 - 158           1 - 78            1 - 35            1 - 27
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2008         9/25/2007
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       8.71              4.64              3.87              2.74
           M-1      Window (mo)               50 - 158          43 - 78           36 - 47           28 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       8.71              4.58              3.91              2.91
           M-2      Window (mo)               50 - 158          41 - 78           47 - 47           35 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       8.71              4.54              3.91              2.91
           M-3      Window (mo)               50 - 158          41 - 78           47 - 47           35 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       8.71              4.51              3.91              2.91
           M-4      Window (mo)               50 - 158          40 - 78           47 - 47           35 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       8.71              4.49              3.90              2.91
           M-5      Window (mo)               50 - 158          39 - 78           46 - 47           35 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       8.71              4.47              3.79              2.88
           M-6      Window (mo)               50 - 158          39 - 78           44 - 47           34 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ----------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)       8.71              4.47              3.68              2.81
           M-7      Window (mo)               50 - 158          38 - 78           43 - 47           33 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ----------------------------------------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                        To Optional Redemption(continued)

                                             ------------------------------------------------------------------------
                                                              Percentage of Prepayment Assumption
      ---------------------------------------------------------------------------------------------------------------
                                                 50%              100%              150%              200%
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      8.71              4.44              3.60              2.75
           M-8      Window (mo)              50 - 158          38 - 78           42 - 47           32 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      8.71              4.44              3.53              2.70
           M-9      Window (mo)              50 - 158          38 - 78           40 - 47           31 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      8.71              4.44              3.45              2.64
          M-10      Window (mo)              50 - 158          37 - 78           39 - 47           30 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      8.68              4.40              3.38              2.58
          M-11      Window (mo)              50 - 158          37 - 78           39 - 47           30 - 35
                    Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
      ---------------------------------------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                                   To Maturity

                                             -------------------------------------------------------------------------
                                                               Percentage of Prepayment Assumption
      ---------------------------------------------------------------------------------------------------------------
                                                    50%              100%              150%              200%
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      5.11              2.61              1.40              1.14
          A-1A      Window (mo)              1 - 310           1 - 179           1 - 36            1 - 28
                    Last Principal Date      4/25/2031         5/25/2020         6/25/2008         10/25/2007
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      5.11              2.61              1.40              1.14
          A-1B      Window (mo)              1 - 310           1 - 179           1 - 36            1 - 28
                    Last Principal Date      4/25/2031         5/25/2020         6/25/2008         10/25/2007
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      5.02              2.54              1.37              1.12
           A-2      Window (mo)              1 - 307           1 - 176           1 - 35            1 - 27
                    Last Principal Date      1/25/2031         2/25/2020         5/25/2008         9/25/2007
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.52              5.11              6.98              4.47
           M-1      Window (mo)              50 - 265          43 - 143          36 - 112          28 - 78
                    Last Principal Date      7/25/2027         5/25/2017         10/25/2014        12/25/2011
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.49              5.03              5.29              4.04
           M-2      Window (mo)              50 - 255          41 - 136          57 - 83           43 - 59
                    Last Principal Date      9/25/2026         10/25/2016        5/25/2012         5/25/2010
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.46              4.97              4.66              3.53
           M-3      Window (mo)              50 - 245          41 - 129          52 - 79           40 - 56
                    Last Principal Date      11/25/2025        3/25/2016         1/25/2012         2/25/2010
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.43              4.92              4.38              3.30
           M-4      Window (mo)              50 - 238          40 - 125          49 - 76           37 - 54
                    Last Principal Date      4/25/2025         11/25/2015        10/25/2011        12/25/2009
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.39              4.89              4.17              3.15
           M-5      Window (mo)              50 - 230          39 - 120          46 - 73           35 - 52
                    Last Principal Date      8/25/2024         6/25/2015         7/25/2011         10/25/2009
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.35              4.84              4.02              3.03
           M-6      Window (mo)              50 - 223          39 - 116          44 - 70           34 - 50
                    Last Principal Date      1/25/2024         2/25/2015         4/25/2011         8/25/2009
      ----------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.29              4.81              3.88              2.94
           M-7      Window (mo)              50 - 214          38 - 111          43 - 67           33 - 48
                    Last Principal Date      4/25/2023         9/25/2014         1/25/2011         6/25/2009
      ----------------------------------------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                             To Maturity (continued)

                                             -------------------------------------------------------------------------
                                                               Percentage of Prepayment Assumption
      ----------------------------------------------------------------------------------------------------------------
                                                 50%              100%              150%              200%
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.22              4.74              3.78              2.87
           M-8      Window (mo)              50 - 205          38 - 105          42 - 63           32 - 46
                    Last Principal Date      7/25/2022         3/25/2014         9/25/2010         4/25/2009
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      9.13              4.69              3.67              2.79
           M-9      Window (mo)              50 - 197          38 - 100          40 - 61           31 - 44
                    Last Principal Date      11/25/2021        10/25/2013        7/25/2010         2/25/2009
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      8.96              4.58              3.53              2.70
          M-10      Window (mo)              50 - 182          37 - 93           39 - 56           30 - 41
                    Last Principal Date      8/25/2020         3/25/2013         2/25/2010         11/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                    Average Life (yrs.)      8.72              4.42              3.39              2.58
          M-11      Window (mo)              50 - 166          37 - 82           39 - 49           30 - 36
                    Last Principal Date      4/25/2019         4/25/2012         7/25/2009         6/25/2008
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

       Net WAC Cap and Effective Maximum Rate for the Group I Certificates

      ------------------------------------------------------------------
                 NWC(1)   Max Rate (2)            NWC(1)   Max Rate (2)
        Period    (%)         (%)        Period    (%)         (%)
      ------------------------------------------------------------------
           1     7.42          10.00       41     6.52          11.03
           2     6.23          10.00       42     6.74          11.41
           3     6.23          10.00       43     6.52          11.04
           4     6.43          10.00       44     6.52          11.03
           5     6.23          10.00       45     7.22          12.20
           6     6.43          10.00       46     6.52          11.02
           7     6.23          10.00       47     6.74          11.41
           8     6.23          10.00       48     6.52          11.05
           9     6.89          10.00       49     6.74          11.42
          10     6.23          10.00       50     6.52          11.05
          11     6.43          10.00       51     6.52          11.05
          12     6.23          10.00       52     6.73          11.43
          13     6.43          10.00       53     6.52          11.08
          14     6.23          10.00       54     6.73          11.45
          15     6.23          10.00       55     6.51          11.09
          16     6.43          10.00       56     6.51          11.09
          17     6.23          10.00       57     7.21          12.29
          18     6.43          10.00       58     6.51          11.10
          19     6.23          10.00       59     6.73          11.49
          20     6.23          10.00       60     6.51          11.13
          21     6.89          10.00       61     6.73          11.51
          22     6.23          10.00       62     6.51          11.14
          23     6.75          10.00       63     6.51          11.15
          24     6.53          10.00       64     6.73          11.53
          25     6.74          10.00       65     6.51          11.17
          26     6.52          10.00       66     6.72          11.55
          27     6.52          10.00       67     6.51          11.18
          28     6.74          10.00       68     6.51          11.19
          29     6.52          10.00       69     7.20          12.40
          30     6.74          10.00       70     6.50          11.21
          31     6.52          10.00       71     6.72          11.59
          32     6.52          10.00       72     6.50          11.23
          33     6.97          10.20       73     6.72          11.62
          34     6.52          10.00       74     6.50          11.25
          35     6.74          10.72       75     6.50          11.26
          36     6.53          10.41       76     6.72          11.65
          37     6.74          26.94       77     6.50          11.29
          38     6.53          10.53       78     6.72          11.68
          39     6.52          10.28       79       --          11.32
          40     6.74          10.62

      ------------------------------------------------------------------

Assumpions:
-----------

      (1) Assumes 1mLIBOR , 6MLibor and 1 year CMT stay at 3.24% , 3.62% and 3.36% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

      (2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

      Net WAC Cap and Effective Maximum Rate for the Group II Certificates

      ------------------------------------------------------------------
                 NWC(1)   Max Rate (2)            NWC(1)   Max Rate (2)
        Period    (%)         (%)        Period    (%)         (%)
      ------------------------------------------------------------------
           1     6.84          10.00       41     6.13          11.08
           2     5.74          10.00       42     6.33          11.45
           3     5.74          10.00       43     6.12          11.08
           4     5.93          10.00       44     6.12          11.07
           5     5.74          10.00       45     6.78          12.26
           6     5.93          10.00       46     6.12          11.07
           7     5.74          10.00       47     6.33          11.47
           8     5.74          10.00       48     6.12          11.11
           9     6.35          10.00       49     6.33          11.48
          10     5.74          10.00       50     6.12          11.12
          11     5.93          10.00       51     6.12          11.13
          12     5.74          10.00       52     6.33          11.50
          13     5.93          10.00       53     6.12          11.16
          14     5.74          10.00       54     6.32          11.55
          15     5.74          10.00       55     6.12          11.18
          16     5.93          10.00       56     6.12          11.19
          17     5.74          10.00       57     6.78          12.39
          18     5.93          10.00       58     6.12          11.20
          19     5.74          10.00       59     6.32          11.60
          20     5.74          10.00       60     6.12          11.25
          21     6.35          10.00       61     6.32          11.63
          22     5.74          10.00       62     6.12          11.26
          23     6.32          10.00       63     6.12          11.27
          24     6.11          10.00       64     6.32          11.66
          25     6.32          10.00       65     6.12          11.29
          26     6.11          10.00       66     6.32          11.68
          27     6.11          10.00       67     6.12          11.31
          28     6.31          10.00       68     6.11          11.32
          29     6.11          10.00       69     6.77          12.55
          30     6.31          10.00       70     6.11          11.35
          31     6.11          10.00       71     6.32          11.74
          32     6.11          10.00       72     6.11          11.37
          33     6.53          10.02       73     6.32          11.77
          34     6.11          10.00       74     6.11          11.40
          35     6.32          10.66       75     6.11          11.41
          36     6.13          10.35       76     6.32          11.81
          37     6.33          26.88       77     6.11          11.45
          38     6.13          10.48       78     6.31          11.84
          39     6.13          10.23       79       --          11.48
          40     6.33          10.57

      ------------------------------------------------------------------

Assumptions:
------------

      1) Assumes 1mLIBOR, 6MLibor and 1 year CMT stay at 3.24%, 3.62% and 3.36% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

      2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

       Net WAC Cap and Effective Maximum Rate for the Class M Certificates

      ------------------------------------------------------------------
                 NWC(1)   Max Rate (2)            NWC(1)   Max Rate (2)
        Period    (%)         (%)        Period    (%)         (%)
      ------------------------------------------------------------------
           1     7.21           7.21       41     6.38          10.75
           2     6.05           9.50       42     6.59          11.12
           3     6.05           9.50       43     6.38          10.76
           4     6.25           9.50       44     6.38          10.75
           5     6.05           9.50       45     7.06          11.90
           6     6.25           9.50       46     6.38          10.74
           7     6.05           9.50       47     6.59          11.11
           8     6.05           9.50       48     6.38          10.75
           9     6.70           9.50       49     6.59          11.10
          10     6.05           9.50       50     6.38          10.74
          11     6.25           9.50       51     6.38          10.73
          12     6.05           9.50       52     6.59          11.09
          13     6.25           9.50       53     6.38          10.74
          14     6.05           9.50       54     6.59          11.10
          15     6.05           9.50       55     6.38          10.73
          16     6.25           9.50       56     6.37          10.73
          17     6.05           9.50       57     7.06          11.87
          18     6.25           9.50       58     6.37          10.71
          19     6.05           9.50       59     6.59          11.08
          20     6.05           9.50       60     6.37          10.72
          21     6.70           9.50       61     6.58          11.08
          22     6.05           9.50       62     6.37          10.71
          23     6.59           9.50       63     6.37          10.71
          24     6.38           9.50       64     6.58          11.06
          25     6.59           9.50       65     6.37          10.69
          26     6.37           9.50       66     6.58          11.04
          27     6.37           9.50       67     6.37          10.68
          28     6.58           9.50       68     6.37          10.68
          29     6.37           9.50       69     7.05          11.81
          30     6.58           9.50       70     6.37          10.66
          31     6.37           9.50       71     6.58          11.01
          32     6.37           9.50       72     6.37          10.65
          33     6.81           9.81       73     6.58          11.00
          34     6.37           9.50       74     6.37          10.64
          35     6.59          10.32       75     6.37          10.63
          36     6.38          10.00       76     6.58          10.98
          37     6.59          10.33       77     6.36          10.62
          38     6.38           9.99       78     6.58          10.97
          39     6.38           9.99       79       --          10.61
          40     6.59          10.32

      ------------------------------------------------------------------

Assumptions:
------------

      1) Assumes 1mLIBOR, 6MLibor and 1 year CMT stay at 3.24%, 3.62% and 3.36% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

      2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                Assumed Monthly Excess Interest at Static Indices

      --------------------------------------------------------------------------
                      Excess                   Excess                   Excess
                   Interest at              Interest at              Interest at
                      Static                   Static                   Static
         Period    Indices (%)    Period    Indices (%)    Period    Indices (%)
         ------    -----------    ------    -----------    ------    -----------
            1          3.15         28          2.88         55          2.84
            2          2.56         29          2.75         56          2.85
            3          2.56         30          2.87         57          3.21
            4          2.67         31          2.74         58          2.86
            5          2.55         32          2.73         59          2.98
            6          2.67         33          2.97         60          2.87
            7          2.55         34          2.71         61          2.99
            8          2.55         35          2.84         62          2.87
            9          2.90         36          2.71         63          2.88
           10          2.54         37          2.82         64          3.00
           11          2.66         38          2.72         65          2.89
           12          2.53         39          2.76         66          3.01
           13          2.65         40          2.90         67          2.90
           14          2.53         41          2.78         68          2.91
           15          2.52         42          2.91         69          3.27
           16          2.64         43          2.80         70          2.92
           17          2.52         44          2.80         71          3.04
           18          2.63         45          3.18         72          2.93
           19          2.51         46          2.82         73          3.06
           20          2.50         47          2.94         74          2.94
           21          2.86         48          2.82         75          2.95
           22          2.49         49          2.95         76          3.08
           23          2.94         50          2.83         77          2.97
           24          2.81         51          2.83         78          3.09
           25          2.92         52          2.96         79
           26          2.78         53          2.84         80
           27          2.77         54          2.96         81
      --------------------------------------------------------------------------

Assumptions:

1.    Run at pricing prepayment assumption
2.    Excess (30/360)
3.    Static Indices: 1mL = 3.24% 6mL = 3.62%, 1 Yr CMT = 3.36%
4.    10% optional clean-up call


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

               Assumed Monthly Excess Interest at Forward Indices

----------------------------------------------------------------------------
                1 Month          6 Month          1 Year          Excess
                -------          -------          ------          ------
                 LIBOR            LIBOR            CMT          Interest at
                 ------           -----            ---          -----------
                Forwards        Forwards         Forwards        Forwards
                --------        --------         --------        --------
   Period         (%)              (%)             (%)              (%)
   ------         ---              ---             ---              ---
     1          3.24000          3.62000         3.36000           3.15
     2          3.39816          3.72632         3.42795           2.40
     3          3.53816          3.81685         3.50575           2.25
     4          3.67426          3.88784         3.57757           2.24
     5          3.79078          3.94154         3.62972           2.00
     6          3.87202          3.98082         3.68188           2.05
     7          3.91052          4.01057         3.73041           1.87
     8          3.93282          4.03713         3.76704           1.85
     9          3.95726          4.06302         3.80367           2.24
     10         3.99120          4.08810         3.83994           1.79
     11         4.02259          4.11117         3.87498           1.90
     12         4.04756          4.13283         3.91002           1.73
     13         4.06718          4.15439         3.93708           1.85
     14         4.08557          4.17680         3.93789           1.69
     15         4.10522          4.19925         3.93870           1.67
     16         4.12724          4.22000         3.93718           1.78
     17         4.15033          4.23732         3.92799           1.62
     18         4.17467          4.25125         3.91880           1.73
     19         4.19936          4.26240         3.91047           1.56
     20         4.21792          4.27140         3.90495           1.54
     21         4.22755          4.27887         3.89943           1.96
     22         4.22935          4.28549         3.89700           1.52
     23         4.23245          4.29198         3.90472           2.51
     24         4.24034          4.29868         3.91245           2.34
     25         4.25245          4.30577         3.91993           2.46
     26         4.26193          4.31337         3.92660           2.28
     27         4.26657          4.32144         3.93326           2.26
     28         4.26759          4.32992         3.93773           2.41
     29         4.27191          4.33866         3.93498           2.28
     30         4.28214          4.34737         3.93223           2.42
     31         4.29723          4.35564         3.92774           2.24
     32         4.30951          4.36307         3.91751           2.22
     33         4.31649          4.36971         3.90729           2.52
     34         4.31911          4.37575         3.89911           2.19
     35         4.32325          4.38152         3.89763           2.40
     36         4.33084          4.38783         3.89616           2.23
     37         4.34102          4.39564         3.89827           2.37
     38         4.34865          4.40571         3.91219           2.21
     39         4.35208          4.41749         3.92612           2.25
     40         4.35309          4.43005         3.94051           2.42
     41         4.36037          4.44245         3.95646           2.31
     42         4.37689          4.45392         3.97240           2.46
     43         4.40032          4.46369         3.98834           2.28
     44         4.41804          4.47126         4.00424           2.27
     45         4.42608          4.47755         4.02014           2.75
     46         4.42611          4.48396         4.03665           2.27
     47         4.42792          4.49153         4.05512           2.48
     48         4.43441          4.49943         4.07360           2.31
     49         4.44489          4.50622         4.09113           2.47
     50         4.45510          4.51081         4.10552           2.30
     51         4.46384          4.51372         4.11991           2.29
     52         4.47071          4.51599         4.13432           2.45
     53         4.47441          4.51864         4.14882           2.32
     54         4.47441          4.52229         4.16331           2.48
     55         4.47187          4.52751         4.17701           2.33
     56         4.47225          4.53469         4.18807           2.33
     57         4.47724          4.54333         4.19914           2.81
     58         4.48628          4.55269         4.20944           2.32
     59         4.49589          4.56208         4.21718           2.51
     60         4.50515          4.57136         4.22493           2.34
     61         4.51413          4.58049         4.23139           2.50
     62         4.52316          4.58948         4.23362           2.33
     63         4.53233          4.59827         4.23586           2.33
     64         4.54156          4.60683         4.23834           2.49
     65         4.55047          4.61512         4.24162           2.36
     66         4.55894          4.62321         4.24489           2.52
     67         4.56701          4.63116         4.24786           2.36
     68         4.57491          4.63905         4.24981           2.36
     69         4.58270          4.64688         4.25177           2.84
     70         4.59039          4.65468         4.25413           2.36
     71         4.59806          4.66243         4.25785           2.55
     72         4.60574          4.67016         4.26156           2.39
     73         4.61342          4.67788         4.26544           2.55
     74         4.62102          4.68561         4.26982           2.39
     75         4.62855          4.69336         4.27420           2.39
     76         4.63603          4.70116         4.27898           2.55
     77         4.64355          4.70904         4.28511           2.43
     78         4.65116          4.71699         4.29124           2.59
     79         4.65885          4.72499         4.29703           2.43
     80
     81
----------------------------------------------------------------------------

      Assumptions:
      ------------

      1. Run at pricing prepayment assumption
      2. Excess (30/360)
      3. 10% optional clean-up call


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Corridor Schedule - Group I Certificates

             -------------------------------------------------------
                       Effective Notional
                       ------------------
             Period       Schedule ($)       Strike (%)  Ceiling (%)
             ------       ------------       ----------  -----------

                1        701,050,000.00        7.260        9.770
                2        694,012,802.72        6.052        9.770
                3        685,542,954.25        6.052        9.770
                4        675,653,503.22        6.263        9.770
                5        664,364,425.25        6.054        9.770
                6        651,703,144.18        6.265        9.770
                7        637,704,562.01        6.056        9.770
                8        622,411,028.52        6.058        9.770
                9        605,872,248.34        6.733        9.770
               10        588,145,123.26        6.061        9.770
               11        569,293,528.76        6.287        9.770
               12        550,839,957.62        6.079        9.770
               13        532,865,917.85        6.292        9.770
               14        515,358,992.86        6.084        9.770
               15        498,307,086.90        6.086        9.770
               16        481,698,416.80        6.299        9.770
               17        465,521,503.89        6.092        9.770
               18        449,765,166.15        6.305        9.770
               19        434,418,510.54        6.097        9.770
               20        419,470,925.56        6.100        9.770
               21        404,912,073.94        6.782        9.770
               22        390,731,885.62        6.107        9.770
               23        356,346,784.97        8.750        9.770
               24        324,103,402.24        8.498        9.770
               25        294,149,856.67        8.782        9.770
               26        266,316,335.10        8.486        9.770
               27        254,492,933.07        8.492        9.770
               28        243,340,821.57        8.790        9.770
               29        232,507,363.20        9.266        9.770
               30        222,011,300.26        9.605        9.770
               31        211,814,838.17        9.296        9.770
               32        201,908,921.88        9.305        9.770
               33              -               0.000        0.000
               34        182,935,724.01        9.327        9.770


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Corridor Schedule - Group II Certificates

             -------------------------------------------------------
                       Effective Notional
                       ------------------
             Period       Schedule ($)       Strike (%)  Ceiling (%)
             ------       ------------       ----------  -----------

                1        401,463,000.00        6.678        9.770
                2        397,324,427.71        5.564        9.770
                3        392,357,245.10        5.565        9.770
                4        386,569,393.07        5.759        9.770
                5        379,972,857.88        5.567        9.770
                6        372,583,975.25        5.761        9.770
                7        364,423,445.41        5.569        9.770
                8        355,516,312.58        5.570        9.770
                9        345,891,907.58        6.194        9.770
               10        335,583,752.41        5.574        9.770
               11        324,631,611.98        5.801        9.770
               12        313,956,974.56        5.608        9.770
               13        303,563,314.71        5.805        9.770
               14        293,443,271.15        5.613        9.770
               15        283,589,674.85        5.616        9.770
               16        273,995,543.96        5.813        9.770
               17        264,654,078.98        5.621        9.770
               18        255,558,657.99        5.819        9.770
               19        246,702,832.02        5.627        9.770
               20        238,080,320.54        5.630        9.770
               21        229,685,007.11        6.262        9.770
               22        221,510,935.06        5.637        9.770
               23        200,637,157.94        8.504        9.770
               24        181,263,095.97        8.225        9.770
               25        163,293,952.34        8.510        9.770
               26        146,626,452.38        8.234        9.770
               27        139,979,354.54        8.242        9.770
               28        133,615,781.73        8.533        9.770
               29        127,437,683.38        9.100        9.770
               30        121,458,462.40        9.421        9.770
               31        115,653,028.85        9.120        9.770
               32        110,016,328.32        9.131        9.770
               33              -               0.000        0.000
               34        99,229,640.12         9.157        9.770


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Corridor Schedule - Class M Certificates

             -------------------------------------------------------
                       Effective Notional
                       ------------------
             Period       Schedule ($)       Strike (%)  Ceiling (%)
             ------       ------------       ----------  -----------

                 1              --              0.000        0.000
                 2        204,828,000.00        5.009        8.460
                 3        204,828,000.00        5.009        8.460
                 4        204,828,000.00        5.211        8.460
                 5        204,828,000.00        5.009        8.460
                 6        204,828,000.00        5.211        8.460
                 7        204,828,000.00        5.009        8.460
                 8        204,828,000.00        5.009        8.460
                 9        204,828,000.00        5.657        8.460
                10        204,828,000.00        5.009        8.460
                11        204,828,000.00        5.231        8.460
                12        204,828,000.00        5.028        8.460
                13        204,828,000.00        5.231        8.460
                14        204,828,000.00        5.028        8.460
                15        204,828,000.00        5.028        8.460
                16        204,828,000.00        5.231        8.460
                17        204,828,000.00        5.028        8.460
                18        204,828,000.00        5.230        8.460
                19        204,828,000.00        5.028        8.460
                20        204,828,000.00        5.028        8.460
                21        204,828,000.00        5.678        8.460
                22        204,828,000.00        5.028        8.460
                23        204,828,000.00        7.696        8.460
                24        204,828,000.00        7.423        8.460
                25        204,828,000.00        7.685        8.460
                26        204,828,000.00        7.383        8.460
                27        204,828,000.00        7.380        8.460
                28        204,828,000.00        7.658        8.460
                29        204,828,000.00        8.143        8.460
                30        204,828,000.00        8.455        8.460
                31        204,828,000.00        8.145        8.460
                32        204,828,000.00        8.141        8.460
                33              --              0.000        0.000
                34        204,828,000.00        8.134        8.460


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      BREAKEVEN (PRIOR TO 1ST DOLLAR LOSS)

             -------------------------------------------------------
                                 LIBOR Forwards
                                 --------------

             BOND         CDR BE RATE          WAL         Cum Loss
              M-1            20.66             7.83          17.00
              M-2            17.03             8.60          14.83
              M-3            15.02            10.00          13.52
              M-4            13.35            10.64          12.37
              M-5            11.90            11.20          11.31
              M-6            10.67            11.83          10.36
              M-7             9.44            12.17           9.38
              M-8             8.60            13.23           8.68
              M-9             7.41            12.82           7.65
             M-10             6.29            13.16           6.64
             M-11             5.65            14.56           6.04
             M-12             4.89            14.24           5.31
             M-13             4.57            15.87           5.00
             M-14             4.38            16.47           4.81
           -------------------------------------------------------

      Assumptions

      1.    Trigger Event is always in effect

      2.    40 % Loss Severity

      3.    6 Months Lag

      4.    CDR's shown are shown before 1st Dollar Loss

      5.    Pricing Prepayment Assumption

      6. Certificates use 1-month LIBOR forward and collateral uses 6-month LIBOR forward and 1 Year CMT forward

      7.    100% P&I advance

      8.    Defaults OUTSIDE of prepays

      9.    The sequential trigger is not in effect


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

      --------------------------------------------------------------------
                               Collateral Summary
      --------------------------------------------------------------------

      Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      Scheduled Principal Balance:                        $1,317,220,845.88

      Number of Mortgage Loans:                                       7,934

      Average Scheduled Principal Balance:                      $166,022.29

      Weighted Average Gross Coupon:                                  6.766%

      Weighted Average Original Credit Score(3):                        622

      Weighted Average Original LTV Ratio:                            79.77%

      Weighted Average Original Combined LTV Ratio(1):                83.57%

      Weighted Average Stated Remaining Term (months):                  352

      Weighted Average Original Term (months):                          353

      Weighted Average Roll Term (months):                               23

      Weighted Average Gross Margin(2):                               3.569%

      Weighted Average Initial Rate Cap(2):                           2.960%

      Weighted Average Periodic Rate Cap(2):                          1.011%

      Weighted Average Gross Maximum Lifetime Rate(2):               12.768%

      Weighted Average Gross Minimum Lifetime Rate(2):                3.569%

      ----------------------------------------------------------------------

      (1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)

      (2) Includes adjustable-rate Mortgage Loans only.

      (3) Does not include loans with no credit score available.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid         Avg.      Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original    Wtd. Avg.
Product Type                       Loans          Balance          Balance       Balance       Coupon      LTV      Credit Score
--------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                           52        $13,109,599.82       1.00%      $252,107.69     7.161%     73.53%         613
2Y/6M Libor Arm                    6,669      1,105,538,883.12      83.93      165,772.81       6.787      81.22         617
3Y/6M Libor Arm                     156         33,096,898.23       2.51       212,159.60       5.984      76.72         648
Balloon 360/180                     130         26,226,910.07       1.99       201,745.46       6.624      78.07         665
Fixed 15 Yr                         239         22,634,472.38       1.72        94,704.91       7.011      68.32         638
Fixed 30 Yr                         688        116,614,082.26       8.85       169,497.21       6.731      70.21         646
--------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934      $1,317,220,845.88    100.00%     $166,022.29     6.766%     79.77%         622


                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
Current Gross                    Number of    Unpaid Principal    Principal     Principal      Gross     Original    Wtd. Avg.
Mortgage Rate (%)                  Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                        5         $1,073,962.37        0.08%      $214,792.47    3.903%      74.78%       714
4.000 - 4.499                       17          4,016,105.99         0.30      236,241.53      4.280      76.95        661
4.500 - 4.999                       195        49,466,290.11         3.76      253,673.28      4.842      73.77        665
5.000 - 5.499                       345        79,023,420.28         6.00      229,053.39      5.269      75.01        655
5.500 - 5.999                      1,187       262,195,420.04       19.91      220,889.15      5.779      75.98        645
6.000 - 6.499                       843        161,744,304.99       12.28      191,867.50      6.253      77.74        635
6.500 - 6.999                      1,736       300,859,469.28       22.84      173,306.15      6.743      79.94        622
7.000 - 7.499                       775        119,183,328.10        9.05      153,784.94      7.254      83.57        612
7.500 - 7.999                      1,133       167,599,814.53       12.72      147,925.70      7.725      84.89        598
8.000 - 8.499                       486        58,933,483.53         4.47      121,262.31      8.258      86.63        589
8.500 - 8.999                       649        67,567,093.29         5.13      104,109.54      8.721      83.14        575
9.000 - 9.499                       212        17,759,700.08         1.35       83,772.17      9.251      82.89        568
9.500 - 9.999                       189        16,766,068.00         1.27       88,709.35      9.709      77.04        545
10.000 - 10.499                     54          3,751,444.80         0.28       69,471.20     10.230      78.74        556
10.500 - 10.999                     78          5,764,310.33         0.44       73,901.41     10.681      81.39        538
11.000 - 11.499                     20           980,605.35          0.07       49,030.27     11.271      79.84        538
11.500 - 11.999                      7           297,798.87          0.02       42,542.70     11.772      70.20        509
12.000 - 12.499                      3           238,225.94          0.02       79,408.65     12.201      78.18        524
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                     % of
                                                                    Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.   Wtd. Avg.
Current Unpaid                   Number of     Unpaid Principal    Principal    Principal     Gross      Original   Wtd. Avg.
Principal Balance ($)              Loans           Balance          Balance      Balance      Coupon       LTV    Credit Score
------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                    74         $1,545,931.79        0.12%      $20,890.97     8.974%      66.50%       580
25,000.01 - 50,000.00               517        20,437,866.82         1.55       39,531.66      8.334      74.82        596
50,000.01 - 75,000.00               970        61,563,008.37         4.67       63,467.02      7.698      78.32        604
75,000.01 - 100,000.00             1,000       88,371,410.68         6.71       88,371.41      7.319      79.60        611
100,000.01 - 125,000.00             980        110,495,032.14        8.39      112,750.03      7.214      80.31        615
125,000.01 - 150,000.00             857        117,759,627.88        8.94      137,409.13      7.167      80.39        612
150,000.01 - 175,000.00             764        123,703,320.95        9.39      161,915.34      6.808      79.63        614
175,000.01 - 200,000.00             632        118,791,876.90        9.02      187,961.83      6.696      80.48        624
200,000.01 - 225,000.00             446        94,958,980.17         7.21      212,912.51      6.587      79.66        626
225,000.01 - 250,000.00             344        81,877,620.86         6.22      238,016.34      6.598      79.11        624
250,000.01 - 275,000.00             260        68,312,078.58         5.19      262,738.76      6.560      80.32        624
275,000.01 - 300,000.00             218        62,818,260.98         4.77      288,157.16      6.380      79.61        625
300,000.01 - 325,000.00             161        50,352,399.19         3.82      312,747.82      6.606      82.30        623
325,000.01 - 359,650.00             199        68,371,245.63         5.19      343,574.10      6.328      80.67        636
359,650.01 - 500,000.00             350        144,412,981.21       10.96      412,608.52      6.325      81.06        630
500,000.01 -1,000,000.00            162        103,449,203.73        7.85      638,575.33      6.140      76.71        641
-----------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                  DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                   Original    Avg. Orig.    Wtd. Avg.  Wtd. Avg.
Original                         Number of   Original Principal   Principal     Principal      Gross     Original   Wtd. Avg.
Principal Balance ($)              Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                    74         $1,549,546.00        0.12%      $20,939.81     8.975%      66.49%       580
25,000.01 - 50,000.00               516        20,422,082.00         1.55       39,577.68      8.330      74.84        596
50,000.01 - 75,000.00               970        61,637,525.00         4.67       63,543.84      7.700      78.30        604
75,000.01 - 100,000.00             1,000       88,473,458.00         6.71       88,473.46      7.320      79.58        610
100,000.01 - 125,000.00             980        110,631,504.00        8.39      112,889.29      7.215      80.30        615
125,000.01 - 150,000.00             824        112,951,495.00        8.56      137,077.06      7.188      81.04        613
150,000.01 - 175,000.00             793        128,114,908.00        9.71      161,557.26      6.805      79.07        614
175,000.01 - 200,000.00             636        119,649,236.00        9.07      188,127.73      6.694      80.52        624
200,000.01 - 225,000.00             446        95,088,965.00         7.21      213,203.96      6.583      79.60        625
225,000.01 - 250,000.00             332        78,985,184.00         5.99      237,907.18      6.606      79.79        623
250,000.01 - 275,000.00             272        71,392,964.00         5.41      262,474.13      6.560      79.57        625
275,000.01 - 300,000.00             219        63,191,750.00         4.79      288,546.80      6.378      79.61        624
300,000.01 - 325,000.00             161        50,426,554.00         3.82      313,208.41      6.606      82.30        623
325,000.01 - 359,650.00             185        63,439,396.00         4.81      342,915.65      6.326      80.45        636
359,650.01 - 500,000.00             364        149,676,219.00       11.35      411,198.40      6.325      81.14        630
500,000.01 -1,000,000.00            162        103,619,136.00        7.85      639,624.30      6.140      76.71        641
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,319,249,922.00     100.00%     $166,278.03    6.766%      79.77%       622

(1) All weighted averages based on Original Principal Balance.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
Remaining Term                   Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
(months)                           Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
121 - 180                           369        $48,861,382.45       3.71%      $132,415.67    6.803%      73.55%       653
241 - 360                          7,565      1,268,359,463.43      96.29      167,661.53      6.765      80.01        620
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
Original Term                    Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
(months)                           Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
121 - 180                           369        $48,861,382.45       3.71%      $132,415.67    6.803%      73.55%       653
301 - 360                          7,565      1,268,359,463.43      96.29      167,661.53      6.765      80.01        620
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------


                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Original LTV (%)                   Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                        44         $3,545,765.32        0.27%      $80,585.58     6.898%      18.82%       604
25.01 - 30.00                       41          3,858,631.53         0.29       94,112.96      6.951      28.00        607
30.01 - 35.00                       33          3,497,071.87         0.27      105,971.87      6.677      32.66        619
35.01 - 40.00                       81         10,659,091.18         0.81      131,593.72      6.941      37.97        606
40.01 - 45.00                       65          9,053,962.56         0.69      139,291.73      6.469      43.08        611
45.01 - 50.00                       127        17,589,024.27         1.34      138,496.25      6.527      48.08        612
50.01 - 55.00                       163        26,667,573.09         2.02      163,604.74      6.358      52.61        619
55.01 - 60.00                       209        34,553,684.74         2.62      165,328.64      6.492      57.71        606
60.01 - 65.00                       254        40,367,882.07         3.06      158,928.67      6.592      62.65        610
65.01 - 70.00                       557        94,237,111.27         7.15      169,186.91      6.429      68.37        612
70.01 - 75.00                       682        119,801,773.49        9.10      175,662.42      6.679      73.90        605
75.01 - 80.00                      2,486       426,026,964.86       32.34      171,370.46      6.353      79.66        629
80.01 - 85.00                       833        139,540,302.35       10.59      167,515.37      7.112      84.47        609
85.01 - 90.00                      1,159       201,796,156.04       15.32      174,112.30      7.094      89.61        621
90.01 - 95.00                       581        92,456,523.96         7.02      159,133.43      7.313      94.78        638
95.01 - 100.00                      619        93,569,327.28         7.10      151,162.08      7.669      99.93        642
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                      DISTRIBUTION BY ORIGINAL COMBINED LTV
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Original Combined LTV (%)          Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                        44         $3,545,765.32        0.27%      $80,585.58     6.898%      18.82%       604
25.01 - 30.00                       41          3,858,631.53         0.29       94,112.96      6.951      28.00        607
30.01 - 35.00                       31          3,140,343.14         0.24      101,301.39      6.700      32.59        619
35.01 - 40.00                       79         10,470,574.79         0.79      132,538.92      6.948      37.99        606
40.01 - 45.00                       64          8,312,298.62         0.63      129,879.67      6.478      42.95        610
45.01 - 50.00                      127         18,046,207.25         1.37      142,096.12      6.528      47.91        611
50.01 - 55.00                      157         24,631,275.19         1.87      156,887.10      6.417      52.48        616
55.01 - 60.00                      202         32,639,953.79         2.48      161,583.93      6.501      57.70        605
60.01 - 65.00                      251         39,047,559.45         2.96      155,567.97      6.638      62.51        607
65.01 - 70.00                      539         91,982,715.21         6.98      170,654.39      6.431      68.28        611
70.01 - 75.00                      626         108,700,958.70        8.25      173,643.70      6.721      73.66        601
75.01 - 80.00                     1,017        192,566,794.48       14.62      189,347.88      6.721      79.12        613
80.01 - 85.00                      824         140,308,995.96       10.65      170,277.91      7.083      84.08        610
85.01 - 90.00                     1,197        212,852,178.70       16.16      177,821.37      7.052      88.75        622
90.01 - 95.00                      710         116,576,413.31        8.85      164,192.13      7.085      91.54        638
95.01 - 100.00                    2,025        310,540,180.44       23.58      153,353.18      6.533      85.90        642
-------------------------------------------------------------------------------------------------------------------------------
Total:                            7,934      $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                           DISTRIBUTION OF MI COVERAGE
--------------------------------------------------------------------------------


                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
MI Coverage                        Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                  4,742      $789,858,536.25       59.96%     $166,566.54    6.450%      72.28%       620
MGIC                                552        101,055,146.63        7.67      183,070.92      6.993      89.59        626
PMI MTGE.                           479        78,723,463.83         5.98      164,349.61      7.356      91.92        625
REPUBLIC                            675        107,280,751.32        8.14      158,934.45      7.326      91.70        625
Radian GUARANTEE                    417        71,286,227.79         5.41      170,950.19      7.065      89.22        622
TRIAD                               562        90,067,186.09         6.84      160,261.90      7.328      91.57        623
UNITED GTY                          507        78,949,533.97         5.99      155,719.00      7.377      91.82        625
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------


                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
State                              Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
California                         1,013      $285,073,697.70       21.64%     $281,415.30    6.119%      73.94%       631
Maryland                            402        83,317,480.26         6.33      207,257.41      6.785      79.70        620
Florida                             394        69,651,302.26         5.29      176,779.95      6.786      80.81        621
Arizona                             367        62,597,273.83         4.75      170,564.78      6.796      82.94        624
Virginia                            260        53,904,682.88         4.09      207,325.70      6.750      82.39        622
Illinois                            373        48,584,252.03         3.69      130,252.69      7.235      84.51        616
Texas                               514        47,084,012.06         3.57       91,603.14      7.582      79.69        612
New York                            205        44,652,773.62         3.39      217,818.41      6.578      75.23        622
Washington                          211        39,688,821.71         3.01      188,098.68      6.470      83.07        630
Nevada                              177        39,642,252.71         3.01      223,967.53      6.698      79.22        620
New Jersey                          172        37,155,217.85         2.82      216,018.71      7.039      75.87        611
Minnesota                           237        35,987,667.77         2.73      151,846.70      6.878      80.06        615
Colorado                            174        33,800,850.05         2.57      194,257.76      6.312      81.45        637
Georgia                             190        30,987,425.26         2.35      163,091.71      6.938      85.06        615
North Carolina                      208        28,180,382.32         2.14      135,482.61      7.238      83.40        618
Missouri                            226        23,678,228.01         1.80      104,770.92      7.126      83.18        619
Pennsylvania                        174        21,219,376.67         1.61      121,950.44      7.322      82.94        614
Ohio                                194        20,988,652.58         1.59      108,188.93      7.243      85.48        617
Wisconsin                           156        19,985,948.12         1.52      128,115.05      7.309      83.19        606
Oregon                              106        19,779,107.16         1.50      186,595.35      6.233      80.50        653
Massachusetts                       80         19,177,199.40         1.46      239,714.99      6.725      76.29        623
Iowa                                201        18,836,455.00         1.43       93,713.71      7.313      85.26        621
Louisiana                           154        17,682,994.69         1.34      114,824.64      7.103      82.55        610
Tennessee                           162        16,427,414.15         1.25      101,403.79      6.868      82.68        615
Michigan                            126        13,920,880.87         1.06      110,483.18      7.265      82.04        611
Other                              1,458       185,216,496.92       14.06      127,034.63      7.143      82.02        615
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Occupancy Type                     Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                     7,607     $1,274,691,836.49      96.77%     $167,568.27    6.770%      80.09%       621
Investor                            247        28,277,093.87         2.15      114,482.16      6.660      68.42        639
Second Home                         80         14,251,915.52         1.08      178,148.94      6.592      73.04        636
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------


                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Property Type                      Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
Single Family Detached             7,333     $1,217,052,191.83      92.40%     $165,969.21    6.779%      79.95%       621
Lowrise Condo Sf                    433        67,838,257.11         5.15      156,670.34      6.639      80.77        630
2-4 Family                          150        29,118,993.34         2.21      194,126.62      6.530      70.29        630
Highrise Condo Sf                   18          3,211,403.60         0.24      178,411.31      6.595      74.05        619
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Loan Purpose                       Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
Cash Out                           4,026      $713,484,063.79       54.17%     $177,219.09    6.705%      75.74%       615
Purchase                           3,346       520,981,365.23       39.55      155,702.74      6.838      85.19        631
Rate/Term Refi                      562        82,755,416.86         6.28      147,251.63      6.844      80.32        623
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                                         % of
                                                                       Pool by
                                                                        Unpaid        Avg.      Wtd. Avg.  Wtd. Avg.
                                       Number of   Unpaid Principal   Principal    Principal      Gross     Original      Wtd. Avg.
Documentation Type                       Loans          Balance         Balance     Balance       Coupon      LTV       Credit Score
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                  6,816    $1,068,637,280.42    81.13%     $156,783.64     6.851%   80.49%           618
Full Doc with 6 Mo. Bank Statements        43         7,896,687.40       0.60      183,643.89      6.405     69.15           624
Full Doc with 12 Mo. Bank Statements      1,075      240,686,878.06      18.27     223,894.77      6.400     76.90           637
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934    $1,317,220,845.88    100.00%    $166,022.29     6.766%   79.77%           622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Credit Score                       Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
500 - 525                           302        $34,483,529.66       2.62%      $114,183.87    8.883%      70.22%       515
526 - 550                           553        72,420,719.58         5.50      130,959.71      8.144      72.51        539
551 - 575                           810        121,313,525.07        9.21      149,769.78      7.321      77.12        564
576 - 600                          1,427       220,717,568.08       16.76      154,672.44      6.979      79.03        588
601 - 625                          1,595       270,442,648.89       20.53      169,556.52      6.711      81.26        613
626 - 650                          1,343       237,614,358.25       18.04      176,928.04      6.574      82.52        638
651 - 675                           968        180,523,217.19       13.70      186,490.93      6.189      81.09        663
676 - 700                           465        91,083,879.37         6.91      195,879.31      6.067      80.70        686
701 - 725                           216        43,179,943.15         3.28      199,907.14      6.012      79.63        710
726 - 750                           98         20,013,361.05         1.52      204,217.97      5.936      79.31        737
751 - 775                           60         11,552,934.36         0.88      192,548.91      6.069      80.38        762
776 - 800                           30          7,161,061.85         0.54      238,702.06      5.749      75.82        786
801 - 825                            6          1,062,103.22         0.08      177,017.20      6.085      65.42        804
Not Available                       61          5,651,996.16         0.43       92,655.67      7.913      80.99        N/A
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                  DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Prepayment Penalty                 Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                 6,020      $962,859,416.14       73.10%     $159,943.42    6.651%      80.09%       622
No Prepay Penalty                  1,914       354,361,429.74       26.90      185,141.81      7.077      78.88        621
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
Prepayment Penalty Term          Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
(months)                           Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
--------------------------------------------------------------------------------------------------------------------------------
None                               1,914      $354,361,429.74       26.90%     $185,141.81    7.077%      78.88%       621
24                                 5,091       805,069,646.77       61.12      158,135.86      6.675      81.61        616
--------------------------------------------------------------------------------------------------------------------------------
36                                  929        157,789,769.37       11.98      169,849.05      6.528      72.33        650
--------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Lien Type                          Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
First Lien                         7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622
-------------------------------------------------------------------------------------------------------------------------------
Total:                             7,934     $1,317,220,845.88     100.00%     $166,022.29    6.766%      79.77%       622


                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Maximum Mortgage Rate (%)          Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                       5          $1,073,962.37        0.09%      $214,792.47    3.903%      74.78%       714
10.000 - 10.499                     17          4,016,105.99         0.35      236,241.53      4.280      76.95        661
10.500 - 10.999                    190         48,180,308.04         4.18      253,580.57      4.840      73.71        665
11.000 - 11.499                    330         76,020,587.90         6.60      230,365.42      5.268      75.33        653
11.500 - 11.999                   1,035        227,067,739.88       19.72      219,389.12      5.770      77.33        639
12.000 - 12.499                    712         136,382,170.76       11.84      191,547.99      6.251      79.53        629
12.500 - 12.999                   1,403        244,087,251.57       21.19      173,975.23      6.743      81.86        618
13.000 - 13.499                    668         105,185,878.49        9.13      157,463.89      7.258      84.83        609
13.500 - 13.999                   1,010        151,336,521.52       13.14      149,838.14      7.725      85.83        596
14.000 - 14.499                    438         54,368,894.43         4.72      124,129.90      8.261      87.08        587
14.500 - 14.999                    578         62,601,924.52         5.44      108,307.83      8.722      83.70        572
15.000 - 15.499                    192         16,431,312.28         1.43       85,579.75      9.251      83.64        565
15.500 - 15.999                    161         15,016,398.86         1.30       93,269.56      9.709      77.98        542
16.000 - 16.499                     45          3,418,473.47         0.30       75,966.08     10.227      78.86        554
16.500 - 16.999                     67          5,296,433.76         0.46       79,051.25     10.683      82.38        536
17.000 - 17.499                     19           947,766.75          0.08       49,882.46     11.276      79.49        535
17.500 - 17.999                     5            219,346.28          0.02       43,869.26     11.766      71.33        511
18.000 - 18.499                     2            94,304.30           0.01       47,152.15     12.125      75.41        540
-------------------------------------------------------------------------------------------------------------------------------
Total:                            6,877      $1,151,745,381.17     100.00%     $167,477.88    6.768%      81.00%       618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                      DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Minimum Mortgage Rate (%)          Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
<= 0.499                            1           $600,315.53         0.05%      $600,315.53    5.625%      75.00%       648
1.500 - 1.999                       43         15,650,681.02         1.36      363,969.33      5.160      72.02        699
2.000 - 2.499                      561         126,092,673.67       10.95      224,764.12      5.479      74.43        671
2.500 - 2.999                     1,203        235,106,538.93       20.41      195,433.53      5.911      76.29        632
3.000 - 3.499                     1,286        219,163,921.87       19.03      170,422.96      6.439      78.92        621
3.500 - 3.999                      926         166,794,369.25       14.48      180,123.51      6.822      84.72        618
4.000 - 4.499                      892         137,587,322.81       11.95      154,245.88      7.330      88.89        611
4.500 - 4.999                      892         126,011,111.93       10.94      141,268.06      7.863      89.25        593
5.000 - 5.499                      488         61,213,030.89         5.31      125,436.54      8.255      82.12        567
5.500 - 5.999                      323         36,920,458.06         3.21      114,304.82      8.724      75.42        541
6.000 - 6.499                      102         14,330,570.54         1.24      140,495.79      9.102      75.29        533
6.500 - 6.999                      144         10,622,605.85         0.92       73,768.10     10.050      81.19        542
7.000 - 7.499                       13          1,263,866.50         0.11       97,220.50     10.406      84.82        535
7.500 - 7.999                       1            297,166.35          0.03      297,166.35     10.625      85.00        587
8.000 - 8.499                       2            90,747.97           0.01       45,373.99     10.307      78.87        587
-------------------------------------------------------------------------------------------------------------------------------
Total:                            6,877      $1,151,745,381.17     100.00%     $167,477.88    6.768%      81.00%       618


                          DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Gross Margin (%)                   Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                       1           $600,315.53         0.05%      $600,315.53    5.625%      75.00%       648
1.500 - 1.999                       43         15,650,681.02         1.36      363,969.33      5.160      72.02        699
2.000 - 2.499                      561         126,092,673.67       10.95      224,764.12      5.479      74.43        671
2.500 - 2.999                     1,203        235,106,538.93       20.41      195,433.53      5.911      76.29        632
3.000 - 3.499                     1,286        219,163,921.87       19.03      170,422.96      6.439      78.92        621
3.500 - 3.999                      926         166,794,369.25       14.48      180,123.51      6.822      84.72        618
4.000 - 4.499                      892         137,587,322.81       11.95      154,245.88      7.330      88.89        611
4.500 - 4.999                      892         126,011,111.93       10.94      141,268.06      7.863      89.25        593
5.000 - 5.499                      488         61,213,030.89         5.31      125,436.54      8.255      82.12        567
5.500 - 5.999                      323         36,920,458.06         3.21      114,304.82      8.724      75.42        541
6.000 - 6.499                      102         14,330,570.54         1.24      140,495.79      9.102      75.29        533
6.500 - 6.999                      144         10,622,605.85         0.92       73,768.10     10.050      81.19        542
7.000 - 7.499                       13          1,263,866.50         0.11       97,220.50     10.406      84.82        535
7.500 - 7.999                       1            297,166.35          0.03      297,166.35     10.625      85.00        587
8.000 - 8.499                       2            90,747.97           0.01       45,373.99     10.307      78.87        587
-------------------------------------------------------------------------------------------------------------------------------
Total:                            6,877      $1,151,745,381.17     100.00%     $167,477.88    6.768%      81.00%       618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                    DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Initial Interest Rate Cap (%)      Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
2.000                              208         $46,206,498.05       4.01%      $222,146.63    6.318%      75.82%       638
3.000                             6,669       1,105,538,883.12      95.99      165,772.81      6.787      81.22        617
-------------------------------------------------------------------------------------------------------------------------------
Total:                            6,877      $1,151,745,381.17     100.00%     $167,477.88    6.768%      81.00%       618


                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Periodic Interest Rate Cap (%)     Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
1.000                             6,825      $1,138,635,781.35      98.86%     $166,833.08    6.763%      81.08%       618
2.000                               52         13,109,599.82         1.14      252,107.69      7.161      73.53        613
-------------------------------------------------------------------------------------------------------------------------------
Total:                            6,877      $1,151,745,381.17     100.00%     $167,477.88    6.768%      81.00%       618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


                    DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------

                                                                     % of
                                                                   Pool by
                                                                    Unpaid        Avg.       Wtd. Avg.  Wtd. Avg.
                                 Number of    Unpaid Principal    Principal     Principal      Gross     Original   Wtd. Avg.
Next Rate Adjustment Date          Loans          Balance          Balance       Balance      Coupon       LTV     Credit Score
-------------------------------------------------------------------------------------------------------------------------------
March 2006                          3           $710,450.48         0.06%      $236,816.83    7.652%      71.34%       561
April 2006                          30          8,193,386.98         0.71      273,112.90      6.991      72.26        616
May 2006                            18          4,145,762.36         0.36      230,320.13      7.420      76.58        616
June 2006                           1            60,000.00           0.01       60,000.00      6.625      62.50        635
July 2006                           1            24,743.24           0.00       24,743.24     12.125      62.50        501
August 2006                         1            87,225.66           0.01       87,225.66      7.125      80.00        688
September 2006                      8           1,254,157.22         0.11      156,769.65      7.677      84.71        581
October 2006                        1            71,805.56           0.01       71,805.56      9.375      95.00        585
November 2006                       5           1,234,815.21         0.11      246,963.04      7.604      80.63        633
December 2006                       17          2,317,129.43         0.20      136,301.73      7.902      84.49        604
January 2007                        31          5,604,133.05         0.49      180,778.49      6.974      84.39        607
February 2007                       21          4,762,812.70         0.41      226,800.60      6.822      83.28        625
March 2007                         234         42,240,493.64         3.67      180,514.93      6.966      81.67        618
April 2007                        3,177        518,948,258.18       45.06      163,345.38      6.815      81.07        616
May 2007                          3,100        518,014,076.23       44.98      167,101.31      6.729      81.19        618
June 2007                           73         10,979,233.00         0.95      150,400.45      6.902      83.64        620
February 2008                       1            258,906.34          0.02      258,906.34      5.750      75.36        634
March 2008                          5           1,171,959.51         0.10      234,391.90      6.323      84.50        647
April 2008                          76         15,231,082.58         1.32      200,408.98      5.955      76.32        648
May 2008                            72         15,923,349.80         1.38      221,157.64      5.999      76.70        648
June 2008                           2            511,600.00          0.04      255,800.00      5.717      72.22        673
-------------------------------------------------------------------------------------------------------------------------------
Total:                            6,877      $1,151,745,381.17     100.00%     $167,477.88    6.768%      81.00%       618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     The Mortgage Loans (Group 1 Collateral)

                               Collateral Summary


Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

         Scheduled Principal Balance:                           837,575,021.24

         Number of Mortgage Loans:                                  6,380

         Average Scheduled Principal Balance:                    $131,281.35

         Weighted Average Gross Coupon:                             6.949%

         Weighted Average Original Credit Score(2):                  614

         Weighted Average Original LTV Ratio:                       78.05%

         Weighted Average Original Combined LTV Ratio(1):           80.94%

         Weighted Average Stated Remaining Term (months):            351

         Weighted Average Original Term (months):                    352

         Weighted Average Roll Term (months):                         23

         Weighted Average Gross Margin:                             3.744%
         Weighted Average Initial Rate Cap:                         2.967%
         Weighted Average Periodic Rate Cap:                        1.008%
         Weighted Average Gross Maximum Lifetime Rate:             12.966%
         Weighted Average Gross Minimum Lifetime Rate:              3.744%


(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)

(2)   Does not include loans with no credit score available.




--------------------------------------------------------------------------------
                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE


                                                                        % Of
                                                                      Pool by
                                                                       Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                     Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Product Type                           Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                              36         $5,717,041.02       0.68%    $158,806.70    7.618%      75.73%       594
2Y/6M Libor Arm                        5,278      687,027,112.96       82.03     130,168.08     6.981      79.59        608
3Y/6M Libor Arm                         113        17,669,515.16       2.11      156,367.39     6.157      77.09        644
Balloon 360/180                         103        16,322,102.75       1.95      158,467.02     6.780      76.31        663
Fixed 15 Yr                             234        20,207,505.07       2.41      86,356.86      7.086      68.29        637
Fixed 30 Yr                             616        90,631,744.28       10.82     147,129.46     6.822      69.16        643
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 6,380      $837,575,021.24     100.00%   $131,281.35    6.949%      78.05%       614


                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                   % Of
                                                                 Pool by
                                                                  Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
Current Gross                   Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Mortgage Rate (%)                 Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                        4          $639,594.73         0.08%      $159,898.68    3.871%      73.27%       674
4.000 - 4.499                       10          1,900,619.32         0.23      190,061.93      4.359      69.59        663
4.500 - 4.999                       104        19,223,572.17         2.30      184,842.04      4.855      69.55        660
5.000 - 5.499                       213        39,132,579.77         4.67      183,721.03      5.266      71.13        648
5.500 - 5.999                       837        139,443,401.40       16.65      166,599.05      5.783      73.93        642
6.000 - 6.499                       648        100,845,391.36       12.04      155,625.60      6.256      75.72        634
6.500 - 6.999                      1,435       201,354,265.79       24.04      140,316.56      6.749      78.21        619
7.000 - 7.499                       629        80,358,430.97         9.59      127,755.85      7.254      80.30        606
7.500 - 7.999                       923        110,875,016.94       13.24      120,124.61      7.725      82.06        593
8.000 - 8.499                       431        46,072,347.25         5.50      106,896.40      8.256      84.49        585
8.500 - 8.999                       603        56,494,958.52         6.75       93,689.82      8.722      82.34        573
9.000 - 9.499                       208        17,002,190.15         2.03       81,741.30      9.251      82.72        567
9.500 - 9.999                       180        14,687,720.33         1.75       81,598.45      9.712      76.15        544
10.000 - 10.499                     51          3,119,379.99         0.37       61,164.31     10.239      77.47        549
10.500 - 10.999                     74          4,908,922.39         0.59       66,336.79     10.670      80.92        537
11.000 - 11.499                     20           980,605.35          0.12       49,030.27     11.271      79.84        538
11.500 - 11.999                      7           297,798.87          0.04       42,542.70     11.772      70.20        509
12.000 - 12.499                      3           238,225.94          0.03       79,408.65     12.201      78.18        524
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.


                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE


                                                                    % Of
                                                                  Pool by
                                                                   Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
Current Unpaid                   Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Principal Balance ($)              Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                    74         $1,545,931.79        0.18%      $20,890.97     8.974%      66.50%       580
25,000.01 - 50,000.00               517        20,437,866.82         2.44       39,531.66      8.334      74.82        596
50,000.01 - 75,000.00               970        61,563,008.37         7.35       63,467.02      7.698      78.32        604
75,000.01 - 100,000.00             1,000       88,371,410.68        10.55       88,371.41      7.319      79.60        611
100,000.01 - 125,000.00             980        110,495,032.14       13.19      112,750.03      7.214      80.31        615
125,000.01 - 150,000.00             857        117,759,627.88       14.06      137,409.13      7.167      80.39        612
150,000.01 - 175,000.00             549        88,359,563.01        10.55      160,946.38      6.798      76.75        608
175,000.01 - 200,000.00             377        70,914,283.03         8.47      188,101.55      6.682      76.77        617
200,000.01 - 225,000.00             285        60,708,280.16         7.25      213,011.51      6.541      75.89        620
225,000.01 - 250,000.00             227        54,120,509.06         6.46      238,416.34      6.533      75.35        621
250,000.01 - 275,000.00             168        44,152,318.01         5.27      262,811.42      6.527      77.15        619
275,000.01 - 300,000.00             142        41,016,861.26         4.90      288,851.14      6.394      77.07        621
300,000.01 - 325,000.00             107        33,482,559.58         4.00      312,921.12      6.585      79.42        616
325,000.01 - 359,650.00             109        37,302,241.12         4.45      342,222.40      6.270      76.59        631
359,650.01 - 500,000.00             17          6,814,780.19         0.81      400,869.42      6.131      74.07        638
500,000.01 -1,000,000.00             1           530,748.14          0.06      530,748.14      5.125      80.00        635
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614



                 DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)


                                                                    % Of
                                                                  Pool by
                                                                   Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
Original                         Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Principal Balance ($)              Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                    74         $1,549,546.00        0.18%      $20,939.81     8.975%      66.49%       580
25,000.01 - 50,000.00               516        20,422,082.00         2.43       39,577.68      8.330      74.84        596
50,000.01 - 75,000.00               970        61,637,525.00         7.35       63,543.84      7.700      78.30        604
75,000.01 - 100,000.00             1,000       88,473,458.00        10.55       88,473.46      7.320      79.58        610
100,000.01 - 125,000.00             980        110,631,504.00       13.19      112,889.29      7.215      80.30        615
125,000.01 - 150,000.00             824        112,951,495.00       13.46      137,077.06      7.188      81.04        613
150,000.01 - 175,000.00             580        93,070,947.00        11.09      160,467.15      6.790      76.12        608
175,000.01 - 200,000.00             379        71,353,270.00         8.51      188,267.20      6.683      76.85        618
200,000.01 - 225,000.00             285        60,790,379.00         7.25      213,299.58      6.535      75.80        619
225,000.01 - 250,000.00             216        51,436,765.00         6.13      238,133.17      6.533      76.17        620
250,000.01 - 275,000.00             179        46,946,926.00         5.60      262,273.33      6.538      76.21        620
275,000.01 - 300,000.00             143        41,354,310.00         4.93      289,190.98      6.391      77.09        621
300,000.01 - 325,000.00             107        33,530,850.00         4.00      313,372.43      6.585      79.42        616
325,000.01 - 359,650.00             108        36,997,449.00         4.41      342,568.97      6.258      76.61        632
359,650.01 - 500,000.00             18          7,185,802.00         0.86      399,211.22      6.200      74.11        634
500,000.01 -1,000,000.00             1           532,000.00          0.06      532,000.00      5.125      80.00        635
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $838,864,308.00      100.00%     $131,483.43    6.949%      78.04%       614

(1) All weighted averages based on Original Principal Balance.





                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                   DISTRIBUTION BY REMAINING TERM TO MATURITY


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
Remaining Term                    Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
(months)                            Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
121 - 180                           337        $36,529,607.82       4.36%      $108,396.46    6.949%      71.87%       649
301 - 360                          6,043       801,045,413.42       95.64      132,557.57      6.949      78.33        613
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614



                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
Original Term                     Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
(months)                            Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
121 - 180                           337        $36,529,607.82       4.36%      $108,396.46    6.949%      71.87%       649
241 - 360                          6,043       801,045,413.42      95.64        132,557.57    6.949       78.33        613
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                          CITIGROUP GLOBAL MARKETS INC.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                          DISTRIBUTION BY ORIGINAL LTV


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Original LTV (%)                    Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                        43         $2,896,576.15        0.35%      $67,362.24     7.111%      18.48%       599
25.01 - 30.00                       40          3,479,059.19         0.42       86,976.48      6.741      27.87        615
30.01 - 35.00                       32          3,096,974.41         0.37       96,780.45      6.771      32.57        624
35.01 - 40.00                       78          9,238,814.22         1.10      118,446.34      6.903      37.95        610
40.01 - 45.00                       63          8,017,631.61         0.96      127,263.99      6.552      43.05        612
45.01 - 50.00                       123        15,752,886.28         1.88      128,072.25      6.567      47.92        614
50.01 - 55.00                       151        21,630,888.11         2.58      143,250.91      6.467      52.65        618
55.01 - 60.00                       192        28,086,728.42         3.35      146,285.04      6.560      57.81        605
60.01 - 65.00                       231        31,661,637.97         3.78      137,063.37      6.751      62.58        601
65.01 - 70.00                       512        73,219,180.25         8.74      143,006.21      6.598      68.42        605
70.01 - 75.00                       605        83,912,759.82        10.02      138,698.78      6.870      73.91        599
75.01 - 80.00                      1,828       233,650,901.15       27.90      127,817.78      6.688      79.57        618
80.01 - 85.00                       711        97,001,886.76        11.58      136,430.22      7.258      84.44        606
85.01 - 90.00                       934        130,328,911.41       15.56      139,538.45      7.205      89.56        616
90.01 - 95.00                       451        56,031,173.84         6.69      124,237.64      7.392      94.72        641
95.01 - 100.00                      386        39,569,011.65         4.72      102,510.39      8.049      99.86        636
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                          DISTRIBUTION BY ORIGINAL LTV


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Original Combined LTV (%)           Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                        43         $2,896,576.15         0.35%     $67,362.24      7.111%     18.48%       599
25.01 - 30.00                       40          3,479,059.19         0.42       86,976.48      6.741      27.87        615
30.01 - 35.00                       30          2,740,245.68         0.33       91,341.52      6.809      32.48        626
35.01 - 40.00                       76          9,050,297.83         1.08      119,082.87      6.911      37.96        610
40.01 - 45.00                       63          7,912,782.71         0.94      125,599.73      6.555      42.87        608
45.01 - 50.00                      122         15,573,254.22         1.86      127,649.62      6.575      47.94        614
50.01 - 55.00                      149         21,373,322.62         2.55      143,445.12      6.478      52.54        617
55.01 - 60.00                      188         27,336,640.50         3.26      145,407.66      6.553      57.81        605
60.01 - 65.00                      230         31,294,222.44         3.74      136,061.84      6.770      62.41        600
65.01 - 70.00                      496         71,983,357.37         8.59      145,127.74      6.590      68.31        605
70.01 - 75.00                      562         79,434,561.74         9.48      141,342.64      6.894      73.59        597
75.01 - 80.00                      822         120,281,814.46       14.36      146,328.24      7.018      79.15        604
80.01 - 85.00                      702         96,580,023.06        11.53      137,578.38      7.248      84.26        607
85.01 - 90.00                      958         133,102,498.15       15.89      138,937.89      7.204      89.18        616
90.01 - 95.00                      549         68,641,443.69         8.20      125,029.95      7.208      91.87        639
95.01 - 100.00                    1,350        145,894,921.43       17.42      108,070.31      6.799      85.32        634
--------------------------------------------------------------------------------------------------------------------------------
Total:                            6,380       $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                           DISTRIBUTION OF MI COVERAGE
--------------------------------------------------------------------------------------------------------------------------------

                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
MI Coverage                         Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
MGIC                                423        $60,312,120.82       7.20%      $142,581.85    7.116%      89.15%       623
No MI -LTV <= 80%                  3,898       514,644,037.58       61.44      132,027.72      6.694      70.44        611
PMI MTGE.                           360        45,806,508.80         5.47      127,240.30      7.487      90.62        618
REPUBLIC                            525        66,459,862.08         7.93      126,590.21      7.435      90.68        619
Radian GUARANTEE                    344        47,738,730.52         5.70      138,775.38      7.186      89.04        619
TRIAD                               437        56,007,585.31         6.69      128,163.81      7.423      90.51        618
UNITED GTY                          393        46,606,176.13         5.56      118,590.78      7.524      91.11        622
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                              DISTRIBUTION BY STATE


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
State                               Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
California                          624       $130,003,730.98       15.52%     $208,339.31    6.244%      67.81%       623
Maryland                            275        46,322,516.26         5.53      168,445.51      6.830      75.69        611
Arizona                             307        44,218,333.23         5.28      144,033.66      6.823      81.66        623
Florida                             286        40,267,007.71         4.81      140,793.73      6.924      77.36        611
Texas                               476        38,187,406.79         4.56       80,225.64      7.753      78.50        608
Illinois                            314        34,376,395.54         4.10      109,478.97      7.209      82.81        613
New York                            170        29,345,186.24         3.50      172,618.74      6.682      72.84        614
Minnesota                           206        27,565,425.89         3.29      133,812.75      6.987      79.70        609
Virginia                            167        25,560,852.05         3.05      153,058.99      6.927      79.05        614
New Jersey                          134        25,024,028.63         2.99      186,746.48      7.003      72.61        601
Washington                          151        24,180,661.65         2.89      160,136.83      6.617      82.96        631
Missouri                            213        21,345,701.05         2.55      100,214.56      7.193      82.92        616
Nevada                              122        21,291,819.30         2.54      174,523.11      6.928      76.40        603
Georgia                             148        20,201,533.33         2.41      136,496.85      7.086      83.98        613
North Carolina                      174        19,992,031.12         2.39      114,896.73      7.326      82.00        610
Colorado                            119        18,771,588.73         2.24      157,744.44      6.550      81.98        624
Iowa                                193        17,404,591.70         2.08       90,179.23      7.325      84.96        621
Wisconsin                           144        17,154,928.01         2.05      119,131.44      7.423      82.79        601
Ohio                                173        16,594,943.48         1.98       95,924.53      7.373      84.60        612
Pennsylvania                        152        15,516,319.16         1.85      102,081.05      7.516      81.31        611
Tennessee                           154        14,662,056.50         1.75       95,208.16      6.983      82.57        613
Louisiana                           135        13,025,289.45         1.56       96,483.63      7.277      81.88        605
Oregon                              78         12,187,303.60         1.46      156,247.48      6.287      80.68        637
Michigan                            117        11,438,931.45         1.37       97,768.64      7.338      80.88        609
Massachusetts                       52         10,737,731.64         1.28      206,494.84      6.956      69.94        597
Indiana                             117         9,612,214.22         1.15       82,155.68      7.793      85.61        608
Nebraska                            101         9,231,975.54         1.10       91,405.70      7.541      83.42        616
South Carolina                      76          8,746,154.60         1.04      115,080.98      7.071      85.00        622
New Mexico                          77          8,719,531.83         1.04      113,240.67      7.745      79.16        605
Other                               925        105,888,831.56       12.64      114,474.41      7.115      80.28        613
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                         DISTRIBUTION BY OCCUPANCY TYPE


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Occupancy Type                      Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                     6,069       802,562,635.46       95.82      132,239.68      6.960      78.38        613
Investor                            240        $25,216,658.83       3.01%      $105,069.41    6.714%      68.66%       643
Second Home                         71          9,795,726.95         1.17      137,967.99      6.662      74.64        648
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                          Distribution by Property Type


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Property Type                       Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
2-4 Family                          135        $24,572,752.70       2.93%      $182,020.39    6.637%      68.40%       624
Highrise Condo Sf                   11          1,116,424.47         0.13      101,493.13      7.179      66.04        608
Lowrise Condo Sf                    323        40,164,031.66         4.80      124,346.85      6.831      77.54        621
Single Fam Detached                5,911       771,721,812.41       92.14      130,556.90      6.965      78.40        614
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                          DISTRIBUTION BY LOAN PURPOSE

                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Loan Purpose                        Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
Cash Out                           3,723       567,699,816.43       67.78      152,484.51      6.823      75.45        612
Purchase                           2,111      $196,412,915.25       23.45%     $93,042.59     7.333%      84.49%       620
Rate/Term Refi                      546        73,462,289.56         8.77      134,546.32      6.902      80.91        621
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Documentation Type                  Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
Full Doc                           5,564       $705,740,611.55      84.26%     $126,840.51     7.019%     78.66%       612
Full Doc with 6 Mo. Bank
Statements                           38          5,703,808.24        0.68      150,100.22      6.296       66.54       632
Full Doc with 12 Mo. Bank
Statements                          778         126,130,601.45       15.06     162,121.60      6.591       75.13       630
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380       $837,575,021.24      100.00%    $131,281.35     6.949%     78.05%       614

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Credit Score                        Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
500 - 525                           285        $30,456,110.37       3.64%      $106,863.55    8.889%      69.10%       515
526 - 550                           518        62,579,646.96         7.47      120,810.13      8.160      72.46        539
551 - 575                           712        89,654,864.56        10.70      125,919.75      7.430      76.26        564
576 - 600                          1,195       151,225,639.02       18.06      126,548.65      7.061      78.00        588
601 - 625                          1,254       165,526,151.01       19.76      131,998.53      6.804      79.86        613
626 - 650                          1,023       140,799,087.35       16.81      137,633.52      6.685      81.40        637
651 - 675                           729        104,334,617.44       12.46      143,120.19      6.294      78.58        663
676 - 700                           329        46,489,595.85         5.55      141,305.76      6.217      78.30        686
701 - 725                           151        22,860,008.38         2.73      151,390.78      6.125      77.53        711
726 - 750                           67         10,656,732.29         1.27      159,055.71      6.055      77.22        737
751 - 775                           38          5,148,424.67         0.61      135,484.86      6.128      76.11        762
776 - 800                           15          2,426,624.49         0.29      161,774.97      5.740      71.45        784
801 - 825                            6          1,062,103.22         0.13      177,017.20      6.085      65.42        804
Not Available                       58          4,355,415.63         0.52       75,093.37      8.208      80.45      NO DATA
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                   DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Prepayment Penalty                  Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                 4,896      $632,874,028.39       75.56%     $129,263.49    6.833%      78.57%       616
No Prepay Penalty                  1,484       204,700,992.85       24.44      137,938.67      7.310      76.45        609
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
Prepayment Penalty Term           Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
(months)                            Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
None                               1,484      $204,700,992.85       24.44%     $137,938.67    7.310%      76.45%       609
24                                 4,089       519,598,688.35       62.04      127,072.31      6.869      80.20        609
36                                  807        113,275,340.04       13.52      140,365.97      6.666      71.08        647
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Lien Type                           Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
First Lien                         6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6,380      $837,575,021.24      100.00%     $131,281.35    6.949%      78.05%       614


                                            DISTRIBUTION BY MAXIMUM MORTGAGE RATE


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Maximum Mortgage Rate ( %)          Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                       4           $639,594.73         0.09%      $159,898.68    3.871%      73.27%       674
10.000 - 10.499                     10          1,900,619.32         0.27      190,061.93      4.359      69.59        663
10.500 - 10.999                    101         18,478,263.93         2.60      182,953.11      4.851      69.36        660
11.000 - 11.499                    202         37,076,807.44         5.22      183,548.55      5.264      71.68        645
11.500 - 11.999                    720         117,422,162.38       16.53      163,086.34      5.777      75.79        635
12.000 - 12.499                    530         80,953,275.37        11.40      152,742.03      6.252      78.08        626
12.500 - 12.999                   1,134        157,430,723.47       22.16      138,827.80      6.746      80.38        613
13.000 - 13.499                    531         68,571,045.32         9.65      129,135.68      7.259      81.64        603
13.500 - 13.999                    808         97,589,338.21        13.74      120,778.88      7.723      82.83        590
14.000 - 14.499                    384         41,721,323.87         5.87      108,649.28      8.259      84.90        582
14.500 - 14.999                    532         51,529,789.75         7.25       96,860.51      8.723      82.94        570
15.000 - 15.499                    188         15,673,802.35         2.21       83,371.29      9.251      83.48        565
15.500 - 15.999                    152         12,938,051.19         1.82       85,118.76      9.712      77.13        541
16.000 - 16.499                     42          2,786,408.66         0.39       66,343.06     10.236      77.47        546
16.500 - 16.999                     63          4,441,045.82         0.63       70,492.79     10.671      82.05        534
17.000 - 17.499                     19           947,766.75          0.13       49,882.46     11.276      79.49        535
17.500 - 17.999                     5            219,346.28          0.03       43,869.26     11.766      71.33        511
18.000 - 18.499                     2            94,304.30           0.01       47,152.15     12.125      75.41        540
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,427       $710,413,669.14      100.00%     $130,903.57    6.966%      79.50%       609


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.


                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Minimum Mortgage Rate (%)           Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                       19         $4,079,384.38        0.57%      $214,704.44    4.997%      56.78%       683
2.000 - 2.499                      334         52,184,088.83         7.35      156,239.79      5.541      71.79        671
2.500 - 2.999                      849         129,121,543.80       18.18      152,086.62      5.957      74.54        633
3.000 - 3.499                     1,077        146,126,575.43       20.57      135,679.27      6.468      77.50        616
3.500 - 3.999                      723         103,710,762.10       14.60      143,445.04      6.858      82.65        613
4.000 - 4.499                      718         90,284,905.32        12.71      125,744.99      7.370      86.79        605
4.500 - 4.999                      718         82,167,960.07        11.57      114,440.06      7.938      87.00        588
5.000 - 5.499                      438         47,446,511.88         6.68      108,325.37      8.302      80.31        562
5.500 - 5.999                      307         32,497,526.33         4.57      105,855.13      8.741      74.51        538
6.000 - 6.499                       90         11,929,276.58         1.68      132,547.52      9.068      73.68        530
6.500 - 6.999                      140          9,675,369.31         1.36       69,109.78     10.056      80.82        539
7.000 - 7.499                       12          1,099,017.14         0.15       91,584.76     10.324      84.79        534
8.000 - 8.499                       2            90,747.97           0.01       45,373.99     10.307      78.87        587
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,427       $710,413,669.14      100.00%     $130,903.57    6.966%      79.50%       609


                          DISTRIBUTION BY GROSS MARGIN


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Gross Margin (%)                    Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                       19         $4,079,384.38        0.57%      $214,704.44    4.997%      56.78%       683
2.000 - 2.499                      334         52,184,088.83         7.35      156,239.79      5.541      71.79        671
2.500 - 2.999                      849         129,121,543.80       18.18      152,086.62      5.957      74.54        633
3.000 - 3.499                     1,077        146,126,575.43       20.57      135,679.27      6.468      77.50        616
3.500 - 3.999                      723         103,710,762.10       14.60      143,445.04      6.858      82.65        613
4.000 - 4.499                      718         90,284,905.32        12.71      125,744.99      7.370      86.79        605
4.500 - 4.999                      718         82,167,960.07        11.57      114,440.06      7.938      87.00        588
5.000 - 5.499                      438         47,446,511.88         6.68      108,325.37      8.302      80.31        562
5.500 - 5.999                      307         32,497,526.33         4.57      105,855.13      8.741      74.51        538
6.000 - 6.499                       90         11,929,276.58         1.68      132,547.52      9.068      73.68        530
6.500 - 6.999                      140          9,675,369.31         1.36       69,109.78     10.056      80.82        539
7.000 - 7.499                       12          1,099,017.14         0.15       91,584.76     10.324      84.79        534
8.000 - 8.499                       2            90,747.97           0.01       45,373.99     10.307      78.87        587
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,427       $710,413,669.14      100.00%     $130,903.57    6.966%      79.50%       609


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Initial Interest Rate Cap (%)       Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
2.000                              149         $23,386,556.18       3.29%      $156,956.75    6.514%      76.76%       631
3.000                             5,278        687,027,112.96       96.71      130,168.08      6.981      79.59        608
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,427       $710,413,669.14      100.00%     $130,903.57    6.966%      79.50%       609


                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP


                                                                     % Of
                                                                   Pool by
                                                                    Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                  Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Periodic Interest Rate Cap (%)      Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
1.000                             5,391       $704,696,628.12       99.20%     $130,717.24    6.960%      79.53%       609
2.000                               36          5,717,041.02         0.80      158,806.70      7.618      75.73        594
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,427       $710,413,669.14      100.00%     $130,903.57    6.966%      79.50%       609


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     THE MORTGAGE LOANS (GROUP 1 COLLATERAL)

                    Distribution by Next Rate Adjustment Date


                                                                    % Of
                                                                  Pool by
                                                                   Unpaid        Avg.     Wtd. Avg.    Wtd. Avg.   Wtd. Avg.
                                 Number of   Unpaid Principal    Principal    Principal    Gross      Original      Credit
Next Rate Adjustment Date          Loans         Balance          Balance      Balance     Coupon       LTV         Score
--------------------------------------------------------------------------------------------------------------------------------
March 2006                          2           $341,279.85         0.05%      $170,639.93    7.817%      65.99%       568
April 2006                          21          3,151,458.63         0.44      150,069.46      7.601      73.21        590
May 2006                            12          2,164,302.54         0.30      180,358.55      7.639      81.32        602
June 2006                           1            60,000.00           0.01       60,000.00      6.625      62.50        635
July 2006                           1            24,743.24           0.00       24,743.24     12.125      62.50        501
August 2006                         1            87,225.66           0.01       87,225.66      7.125      80.00        688
September 2006                      5            520,194.00          0.07      104,038.80      8.255      88.17        579
October 2006                        1            71,805.56           0.01       71,805.56      9.375      95.00        585
November 2006                       2            190,707.30          0.03       95,353.65      7.455      65.85        628
December 2006                       14          1,690,639.27         0.24      120,759.95      7.799      84.98        611
January 2007                        19          2,403,978.70         0.34      126,525.19      7.218      80.88        603
February 2007                       15          2,217,892.27         0.31      147,859.48      6.954      78.06        606
March 2007                         179         23,791,218.02         3.35      132,911.83      7.184      80.74        607
April 2007                        2,545        331,421,977.03       46.65      130,224.75      6.999      79.39        608
May 2007                          2,445        318,728,197.91       44.87      130,359.18      6.937      79.66        609
June 2007                           51          5,878,534.00         0.83      115,265.37      7.058      80.55        599
February 2008                       1            258,906.34          0.04      258,906.34      5.750      75.36        634
March 2008                          4            815,388.37          0.11      203,847.09      6.300      84.28        651
April 2008                          55          8,753,520.48         1.23      159,154.92      6.036      74.70        645
May 2008                            52          7,491,699.97         1.05      144,071.15      6.310      79.57        640
June 2008                           1            350,000.00          0.05      350,000.00      5.875      68.63        697
--------------------------------------------------------------------------------------------------------------------------------
Total:                            5,427       $710,413,669.14      100.00%     $130,903.57    6.966%      79.50%       609


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

Term Sheet                                          Date Prepared: June 15, 2005
--------------------------------------------------------------------------------

          Wells Fargo Home Equity Asset Backed Securities 2005-1 Trust
              Home Equity Asset-Backed Certificates, Series 2005-1

--------------------------------------------------------------------------------

                  Approximate Total Offered Size: $401,463,000

                             Wells Fargo Bank, N.A.
                             Originator and Servicer
                    Wells Fargo Asset Securities Corporation
                                    Depositor

     Tranche         Amount(1)       Int. Type / Class          Coupons         Ratings (S&P/Moody's/Fitch)      WAL (Call/Mat)(3)
     -------         ---------       ------------------         -------         ---------------------------      -----------------
----------------------------------------------------------------------------------------------------------------------------------
                                                    OFFERED CERTIFICATES
                                                    --------------------
----------------------------------------------------------------------------------------------------------------------------------
Class A-2        $401,463,000         Floating / Senior        [ ]% (2)                 AAA/Aaa/AAA                  2.34/2.54
----------------------------------------------------------------------------------------------------------------------------------
                                                  NON-OFFERED CERTIFICATES
Class A-1A       $560,840,000         Floating / Senior        [ ]% (2)                 AAA/Aaa/AAA                  2.39/2.61
Class A-1B       $140,210,000         Floating / Senior        [ ]% (2)                 AAA/Aaa/AAA                  2.39/2.61
Class M-1         $33,589,000          Floating / Mezz         [ ]% (2)                 AA+/Aa1/AA+                  4.64/5.11
Class M-2         $31,613,000          Floating / Mezz         [ ]% (2)                 AA+/Aa2/AA+                  4.58/5.03
Class M-3         $19,100,000          Floating / Mezz         [ ]% (2)                  AA/Aa3/AA                   4.54/4.97
Class M-4         $16,466,000          Floating / Mezz         [ ]% (2)                  AA/A1/AA                    4.51/4.92
Class M-5         $15,148,000          Floating / Mezz         [ ]% (2)                 AA-/A2/AA-                   4.49/4.89
Class M-6         $13,172,000          Floating / Mezz         [ ]% (2)                  A+/A3/A+                    4.47/4.84
Class M-7         $13,172,000          Floating / Mezz         [ ]% (2)                  A/ Baa1/A                   4.47/4.81
Class M-8         $9,221,000           Floating / Mezz         [ ]% (2)                 A-/Baa2/A-                   4.44/4.74
Class M-9         $13,172,000          Floating / Mezz         [ ]% (2)               BBB+/Baa3/BBB+                 4.44/4.69
Class M-10        $13,172,000          Floating / Mezz         [ ]% (2)                 BBB/NR/BBB                   4.44/4.58
Class M-11        $7,903,000           Floating / Mezz         [ ]% (2)                BBB-/NR/BBB-                  4.40/4.42
Class M-12        $9,879,000           Floating / Mezz         [ ]% (2)                 BB+/NR/BB+                   4.20/4.20
Class M-13        $5,269,000           Floating / Mezz         [ ]% (2)                  BB/NR/BB                    3.85/3.85
Class M-14        $3,952,000           Floating / Mezz         [ ]% (2)                  BB/NR/NR                    3.40/3.40
----------------------------------------------------------------------------------------------------------------------------------

(1)  Certificate sizes are subject to change (+/- 10%)

(2) The Class A Certificates will bear interest at variable rates, and their respective margins will increase by 2x following the Optional Termination Date; the Class M Certificates will bear interest at variable rates and their margins will increase by 1.5x following the Optional Termination Date

(3)  Based on Pricing Prepayment Assumption

Transaction Overview:
---------------------

   Sole Manager:  Citigroup Global Markets, Inc                 Expected Pricing Date:  [June 17, 2005]
Rating Agencies:  S&P / Moody's / Fitch                      Expected Settlement Date:  June 29, 2005
        Trustee:  HSBC Bank USA, National Association

For Further Information:
------------------------

      Mortgage Finance                        MBS Trading                        MBS Structuring
 Phil Seares (212) 723-1145         Matthew Cherwin (212) 723-6217         Shekhar Shah (212) 723-5386
 Taruna Reddy (212) 723-6748        Elliot Rubenzhal (212) 723-6289        Neil Aggarwal (212) 723-6420
Robert Murphy (212) 723-1146

*All numbers are preliminary and subject to change.

0                                                               [CITIGROUP LOGO]

TRANSACTION SUMMARY
-------------------

         Title of Securities:     Wells Fargo Home Equity Asset Backed
                                  Securities 2005-1 Trust, Home Equity Asset
                                  Backed Certificates, Series 2005-1

        Offered Certificates:     Class A-2 Certificates

    Non-Offered Certificates:     Class A-1A, Class A-1B, Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6,
                                  Class M-7, Class M-8, Class M-9, Class M-10,
                                  Class M-11, Class M-12, Class M-13, Class
                                  M-14, Class CE, Class P and Class R
                                  Certificates

        Class A Certificates:     Class A-1A, Class A-1B and Class A-2
                                  Certificates

        Class M Certificates:     Class M-1, Class M-2, Class M-3, Class M-4,
                                  Class M-5, Class M-6, Class M-7, Class M-8,
                                  Class M-9, Class M-10, Class M-11, Class M-12,
                                  Class M-13 and Class M-14 Certificates

     Originator and Servicer:     Wells Fargo Bank, N.A.

                   Depositor:     Wells Fargo Asset Securities Corporation

       Surveillance Provider:     The Murrayhill Company, will monitor and
                                  advise the Servicer with respect to prepayment penalty collection, mortgage insurance claims and default management of the mortgage loans.

                     Trustee:     HSBC Bank USA, National Association

    Securities Administrator:     Wells Fargo Bank, N.A.

                   Custodian:     Wells Fargo Bank, N.A.

                Closing Date:     On or about June 29, 2005

          Distribution Dates:     25th of each month, or if such day is not a
                                  business day, the next succeeding business day, commencing July 25, 2005

                Cut-off Date:     June 1, 2005

   Optional Termination Date:     The date on which the aggregate principal
                                  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the aggregate principal balance as of the Cut-off
                                  Date.

               Payment Delay:     The Offered Certificates have a 0 day delay

                   Day Count:     The Offered Certificates are Actual/360

          Servicing Fee Rate:     0.500% per annum.

       Surveillance Fee Rate:     0.015% per annum.

     Administrative Fee Rate:     Servicing Fee Rate and Surveillance Fee Rate.

                Denomination:     $25,000 and multiples of $1 in excess thereof.

           SMMEA Eligibility:     The Offered Certificates will be SMMEA
                                  eligible.

           ERISA Eligibility:     The Offered Certificates may be ERISA
                                  eligible.

                  Tax Status:     The Offered Certificates will be treated as
                                  REMIC regular interests for federal income tax purposes.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY
-----------------

                   Structure:     Senior/Subordinate/Overcollateralization
                                  Structure

       Prepayment Assumption:     Fixed-Rate Mortgage Loans: 4% increasing to
                                  23% CPR in months 1 to 12 and 23% CPR
                                  thereafter. Adjustuble-Rate Mortgage Loans: 5%
                                  CPR in month 1, an additional 1/11th of 22%
                                  CPR for each month thereafter, building to 27%
                                  CPR in month 12 and remaining constant at 27%
                                  CPR until month 23, remaining constant at 60%
                                  CPR from month 24 until month 27, and
                                  remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of Prepayment Assumption

               Mortgage Pool:     As of the Cut-off Date, the Mortgage Pool
                                  consists of 7,934 fixed rate and
                                  adjustable-rate, closed end mortgage loans, secured by first and second lien mortgage loans on primarily one to four family properties with an approximate outstanding principal balance of $1,317,220,846 as of the Cut-off Date. Generally loans with a loan-to-value ratio at origination in excess of 80% are covered by a mortgage insurance policy. For the purpose of calculating interest and principal on the Class A
                                  Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:

                                  Group I Mortgage Loans: 6,380 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $837,575,021 with principal balances at origination that conform to the principal balance limits of Freddie Mac.

                                  Group II Mortgage Loans: 1,554 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $479,645,825.

           Pass-Through Rate:     >>   The monthly Pass-Through Rate for the
                                       Offered Certificates on each Distribution
                                       Date is the lesser of:

                                       o   (1) the Formula Rate; and

                                       o   (2) the related Net WAC Cap for that
                                           Distribution Date.

                                  >>   The Formula Rate for the Offered
                                       Certificates is as follows:

                                       o   On or prior to the Optional
                                           Termination Date: 1-Month LIBOR plus
                                           a margin which will be set at pricing
                                           for the Class A and Class M
                                           Certificates.

                                       o   After the Optional Termination Date:
                                           1-Month LIBOR plus 2x the initial
                                           margin for the Class A Certificates
                                           and 1-Month LIBOR plus 1.5x the
                                           initial margin for the Class M
                                           Certificates.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

 Principal Payments for Class     Prior to the Stepdown Date, or if a Trigger
              A Certificates:     Event is in effect, each of the Class A
                                  Certificates will receive the principal
                                  collected on the related Mortgage Loans plus any Excess Interest required to maintain the Targeted Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each group of Class A
                                  Certificates will maintain 2x the Class A
                                  Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

                                  Principal distributions on the Group I
                                  Certificates will be allocated pro rata, with the exception that, (i) on any Distribution Date on or after which the aggregate certificate principal balance of the Class A Certificates equals or exceeds the aggregate Mortgage Loan Balance, or (ii) a trigger event is in effect, principal distributions will be allocated sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the certificate principal balance thereof have been reduced to zero.

                                  Principal distributions on the Group II
                                  Certificates will be allocated to the Class
                                  A-2 Certificates, until the certificate
                                  principal balance thereof has been reduced to zero.

 Principal Payments for Class     The Class M Certificates will NOT receive any
               M Certificates:    principal payments prior to the Stepdown Date
                                  unless the aggregate certificate principal balance of the Class A Certificates is reduced to zero.

                                  Thereafter (assuming no Trigger Event is in effect), principal will be shared among the Class M Certificates to maintain, in each case, approximately 2x their respective initial credit enhancement.

 Principal Remittance Amount:     For any Distribution Date, an amount equal to
                                  the aggregate of:

                                  (i)   the principal portion of all scheduled
                                        monthly payments on the Mortgage Loans
                                        actually received or advanced on or
                                        prior to the related Determination Date;

                                  (ii)  the principal portion of all proceeds
                                        received in respect of the repurchase of a Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and

                                  (iii) the principal portion of all other
                                        unscheduled collections, including
                                        insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Mortgage Loans.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

        Optional Termination:     10% cleanup call based on the Cut-off Date
                                  Principal Balance of the Mortgage Loans. The majority holder of the Class CE Certificates shall have the right to exercise the clean-up call. If such call is exercised, the holders of the Offered Certificates are entitled, to the extent of funds available, to:

                                  >>   Outstanding principal balance of the
                                       Offered Certificates

                                  >> Current interest accrued on such balance at the related Pass-Through Rate

                                  >>   Interest previously earned but not paid
                                       (if any)

                                  >>   "LIBOR Carryover Amount" (if any)

                 Net WAC Cap:     For any Distribution Date and for each loan
                                  group the Net WAC Cap will equal the weighted average Net Mortgage Rates of the related
                                  Mortgage Loans. The Net WAC Cap for the Class
                                  M certificates will equal a weighted average of the Net WAC Cap for each loan group based on the principal balance of the related
                                  Mortgage Loans, subtracting the certificate principal balance of the related senior certificates.The Net WAC Cap is subject to an adjustment based on the actual number of days that have elapsed in the related Interest
                                  Accrual Period.

           Net Mortgage Rate:     For each Mortgage Loan the applicable Mortgage
                                  Rate less the the Administrative Fee Rate.

      LIBOR Carryover Amount:     On any Distribution Date the sum of (a) If the
                                  Pass-Through Rate for the Class A or Class M
                                  Certificates, is limited by the applicable Net
                                  WAC Cap, the excess of (i) the amount of interest that class would have accrued for such Distribution Date based on its respective
                                  Formula Rate, over (ii) the amount of interest the Certificates accrued for such Distribution
                                  Date based on the applicable Net WAC Cap, and
                                  (b) the unpaid portion of any such excess from prior Distribution Dates plus interest accrued at its Formula Rate thereon.

       Interest Carry Forward     As of any Distribution Date, and for any class
                      Amount:     the sum of:

                                  (x)  the excess, if any, of the applicable
                                       accrued certificate interest for the
                                       prior Distribution Date and any
                                       applicable Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on that class on such prior Distribution Date; and

                                  (y) interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

             Excess Interest:     Excess Interest, to the extent it is not used
                                  for other required purposes, including to absorb realized losses on the Mortgage Loans, to cover interest shortfalls on the Certificates or to fund any
                                  Overcollateralization Deficiency, will be available to make distributions of the LIBOR
                                  Carryover Amount to the Certificates in an amount equal to any reductions in the amount of interest distributable to such holders caused by application of the Net WAC Cap to the extent such shortfalls are not covered by the Interest Rate Cap Agreements.

           Senior Enhancement     For any Distribution Date, the percentage
                  Percentage:     obtained by dividing

                                  (x)  the sum of:

                                       (i)  the aggregate certificate principal
                                            balance of the Class M Certificates;
                                            and

                                       (ii) the overcollateralization amount, in
                                            each case before taking into account
                                            the distribution of the Principal
                                            Distribution Amount on such
                                            Distribution Date by

                                  (y)  the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related Due Period.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

             Available Funds:     For any Distribution Date, the sum, net of
                                  amounts reimbursable therefrom to the
                                  Servicer, the Securities Administrator or the Trustee, of, among other amounts, the following: (i) the aggregate amount of scheduled monthly payments on the Mortgage
                                  Loans due during the related Due Period and received or advanced on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans
                                  (including prepayments (but excluding any prepayment penalties), insurance proceeds
                                  (including any payments received under any lender paid mortgage insurance policy), liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans, occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution Date; and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

       Principal Distribution     On any Distribution Date, the sum of (i) the
                      Amount:     Principal Remittance Amount minus any
                                  Overcolletralization Release Amount, if any and (ii) the Extra Principal Distribution
                                  Amount, if any.

 Extra Principal Distribution     As of any Distribution Date, the lesser of (x)
                      Amount:     the sum of the excess interest collections on
                                  the Mortgage Loans and the interest on the Overcollateralization Amount for such
                                  Distribution Date and (y) on the
                                  Overcollateralization Deficiency for such
                                  Distribution Date.

            Class A Principal     Prior to the Stepdown Date, or if a Trigger
         Distribution Amount:     Event is in effect, each of the Class A
                                  Certificates will receive the principal
                                  collected on the related Mortgage Loans plus any Excess Interest required to maintain the Targeted Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each group of Class A
                                  Certificates will maintain 2x the Class A
                                  Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

                                  Principal distributions on the Group I
                                  Certificates will be allocated pro rata, with the exception that, on any Distribution Date on or after which the aggregate certificate principal balance of the Class A Certificates equals or exceeds the aggregate Mortgage Loan Balance, or a trigger event is in effect principal distributions will be allocated sequentially, to the Class A-1A and Class A-1B Certificates, in that order, until the certificate principal balances thereof have been reduced to zero.

                                  Principal distributions on the Group II
                                  certificates will be allocated to the Class
                                  A-2 Certificates, until the certificate
                                  principal balance thereof has been reduced to zero.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

            Class M Principal     With respect to any Distribution Date (i)
         Distribution Amount:     prior to the Stepdown Date or on or after the
                                  Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining
                                  Principal Distribution Amount for that
                                  Distribution Date after distributions of the Class A Principal Distribution Amounts, and any Class M Principal Distribution Amounts paid to a more senior class or (ii) on or after the Stepdown Date if a Trigger Event is not in effect the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, and any more senior class of M Certificates after taking into account the distribution of the Class A
                                  Principal Distribution Amounts, and any Class
                                  M Principal Distribution Amounts paid to a more senior class and (ii) the certificate principal balance of the related Class M
                                  Certificate immediately prior to that
                                  Distribution Date over (y) the lesser of (i) the product of 100% minus 2X the respective
                                  Class M Certificates initial credit
                                  enhancement percentage and the principal balance of the Mortgage Loans as of the last day of the related due period and (ii) the aggregate stated principal balance of the Mortgage Loans, as of the last day of the related Due Period, minus 0.50% of the aggregate principal balance of the Mortgage
                                  Loans as of the Cut-Off Date.

            Payment Priority:     On each Distribution Date, the Securities
       Interest Distributions     Administrator will distribute the aggregate of
                                  the Interest Remittance Amounts (as described in the Prospectus Supplement) in the following order of priority to the extent available:

                                  first, to the Surveillance Provider, the Surveillance Provider Fee;

                                  second, to the Class A Certificates, accrued certificate interest for each such class for such Distribution Date;

                                  third, to the Class A Certificates, the
                                  Interest Carry Forward Amount thereon for each such class for such Distribution Date;

                                  fourth, to the Class M-1 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  fifth, to the Class M-2 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  sixth, to the Class M-3 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  seventh, to the Class M-4 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  eighth, to the Class M-5 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  ninth, to the Class M-6 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  tenth, to the Class M-7 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  eleventh, to the Class M-8 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  twelfth, to the Class M-9 Certificates, the accrued certificate interest thereon for such


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                  Distribution Date;

                                  thirteenth, to the Class M-10 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  fourteenth, to the Class M-11 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  fifteenth, to the Class M-12 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  sixteenth, to the Class M-13 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                  seventeenth, to the Class M-14 Certificates, the accrued certificate interest thereon for such Distribution Date; and

                                  eighteenth, the amount, if any, of the
                                  aggregate of the Interest Remittance Amounts remaining after application with respect to the priorities set forth above which is defined above as the "Excess Interest" for such Distribution Date, will be applied as described below under "Excess Cash Flow Distributions."

            Payment Priority:     With respect to each Distribution Date (a)
      Principal Distributions     before the Stepdown Date or (b) as to which a
                                  Trigger Event is in effect, the Principal
                                  Distribution Amount will be allocated among and distributed in reduction of the Principal
                                  Balances of the Certificates in the following order of priority:

                                  first, to the Class A Certificates, as
                                  described under Class A Principal Distribution Amount;

                                  second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13 and Class M-14 Certificates;

                                  third, any remaining Principal Distribution
                                  Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow Distributions."

                                  With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Certificates in the following order of priority:

                                  first, to the Class A Certificates, as
                                  described under Class A Principal Distribution Amount;

                                  second, to the Class M-1 Certificates, up to the Class M Principal Distribution Amount for the Class M-1 Certificates;

                                  third, to the Class M-2 Certificates, up to the Class M Principal Distribution Amount for the Class M-2 Certificates;

                                  fourth, to the Class M-3 Certificates, up to the Class M Principal Distribution Amount for the Class M-3 Certificates;

                                  fifth, to the Class M-4 Certificates, up to the Class M Principal Distribution Amount for the Class M-4 Certificates;

                                  sixth, to the Class M-5 Certificates, up to the Class M Principal Distribution Amount for the Class


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                  M-5 Certificates;

                                  seventh, to the Class M-6 Certificates, up to the Class M Principal Distribution Amount for the Class M-6 Certificates;

                                  eighth, to the Class M-7 Certificates, up to the Class M Principal Distribution Amount for the Class M-7 Certificates;

                                  ninth, to the Class M-8 Certificates, up to the Class M Principal Distribution Amount for the Class M-8 Certificates;

                                  tenth, to the Class M-9 Certificates, up to the Class M Principal Distribution Amount for the Class M-9 Certificates;

                                  eleventh, to the Class M-10 Certificates, up to the Class M Principal Distribution Amount for the Class M-10 Certificates;

                                  twelfth, to the Class M-11 Certificates, up to the Class M Principal Distribution Amount for the Class M-11 Certificates;

                                  thirteenth, to the Class M-12 Certificates, up to the Class M Principal Distribution Amount for the Class M-12 Certificates;

                                  fourteenth, to the Class M-13 Certificates, up to the Class M Principal Distribution Amount for the Class M-13 Certificates;

                                  fifteenth, to the Class M-14 Certificates, up to the Class M Principal Distribution Amount for the Class M-14 Certificates; and

                                  sixteenth, any remaining Principal
                                  Distribution Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow Distributions."

            Payment Priority:     On any Distribution Date, the sum of the
             Excess Cash Flow     Excess Interest remaining after the
               Distributions:     application of such amounts to cover certain
                                  interest shortfalls, the Overcollateralization
                                  Release Amount and any portion of the
                                  Principal Distribution Amount (without
                                  duplication) remaining after principal
                                  distributions on the Certificates is the "Excess Cash Flow," which is required to be applied in the following order of priority on such Distribution Date:

                                  (i) to the Class A Certificates, pro rata, any remaining accrued certificate interest for such classes for such Distribution Date;

                                  (ii) to the Class A Certificates, pro rata, any Interest Carry Forward Amounts for such classes for such Distribution Date;

                                  (iii) to the Class M-1 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (iv) to the Class M-1 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (v) to the Class M-1 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (vi) to the Class M-2 Certificates, any
                                  remaining accrued certificate interest for such Distribution Date;

                                  (vii) to the Class M-2 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (viii) to the Class M-2 Certificates, any related Allocated Realized Loss Amount for such


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                  Distribution Date;

                                  (ix) to the Class M-3 Certificates, any
                                  remaining accrued certificate interest for such Distribution Date;

                                  (x) to the Class M-3 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xi) to the Class M-3 Certificates, any
                                  related Allocated Realized Loss Amount for such Distribution Date;

                                  (xii) to the Class M-4 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xiii) to the Class M-4 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xiv) to the Class M-4 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xv) to the Class M-5 Certificates, any
                                  remaining accrued certificate interest for such Distribution Date;

                                  (xvi) to the Class M-5 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xvii) to the Class M-5 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xviii) to the Class M-6 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xix) to the Class M-6 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xx) to the Class M-6 Certificates, any
                                  related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxi) to the Class M-7 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxii) to the Class M-7 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxiii) to the Class M-7 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxiv) to the Class M-8 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxv) to the Class M-8 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxvi) to the Class M-8 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxvii) to the Class M-9 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxviii) to the Class M-9 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxix) to the Class M-9 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                                  (xxx) to the Class M-10 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxxi) to the Class M-10 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxxii) to the Class M-10 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxxiii) to the Class M-11 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxxiv) to the Class M-11 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxxv) to the Class M-11 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxxvi) to the Class M-12 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxxvii) to the Class M-12 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxxviii) to the Class M-12 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxxix) to the Class M-13 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxxx) to the Class M-13 Certificates, any
                                  Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxxxxi) to the Class M-13 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxxxii) to the Class M-14 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                  (xxxxiii) to the Class M-14 Certificates, any Interest Carry Forward Amount for such Class for such Distribution Date;

                                  (xxxxxiv) to the Class M-14 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                  (xxxxxv) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13 and Class M-14 Certificates, any LIBOR Carryover Amount for such Class; and

                                  (xxxxxvi) to the Class CE Certificates, in the amounts specified in the pooling and servicing agreement.

      Allocated Realized Loss     An Allocated Realized Loss Amount with respect
                      Amount:     to any class of Certificates and any
                                  Distribution Date is an amount equal to the sum of any realized losses allocated to that class of Certificates on that Distribution
                                  Date and any Allocated Realized Loss Amount for that class remaining unpaid from prior
                                  Distribution Dates.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

-----------------------------

            Interest Rate Cap     On the Closing Date, the Securities
                  Agreements:     Administrator will enter into one or more
                                  Interest Rate Cap Agreements with one or more interest rate cap providers for the benefit of the Group 1, Group 2 and Class M Certificates.
                                  The Interest Rate Cap Provider will be
                                  obligated to make monthly payments to the Securities Administrator (based on a notional amount) when one-month LIBOR exceeds the strike rate for the related period. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate for the related period. The schedules containing the notional amounts, strike and ceiling rates is in the table on page 25-27.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

CREDIT ENHANCEMENT SUMMARY
--------------------------

               Stepdown Date:     The earlier to occur of:

                                  (i)  the Distribution Date on which the
                                       aggregate certificate principal balance
                                       of the Class A Certificates is zero, and

                                  (ii) the later to occur of:(x) the 37th
                                       Distribution Date and (y) the first
                                       Distribution Date on which the Senior
                                       Enhancement Percentage is greater than or equal to twice its initial amount

                Trigger Event     On a Distribution Date, a Trigger Event will
                                  be in effect if either:

                                  (i)  the aggregate amount of Realized Losses
                                       incurred since the Cut-off Date through
                                       the last day of the related Due Period
                                       (reduced by the aggregate amount of
                                       recoveries received since the Cut-off
                                       Date through the last day of the related
                                       Due Period), divided by the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the Cut-off Date exceeds the
                                       applicable percentages set forth below
                                       with respect to such Distribution Date.

                                  Distribution Date Percentage      Percentage
                                  ----------------------------      ----------

                                  July 2007 to June 2008               1.25%

                                  July 2008 to June 2009               2.50%

                                  July 2009 to June 2010               4.00%

                                  July 2010 to June 2011               4.75%

                                  July 2011 and thereafter             5.00%

                                  (ii) If the aggregate principal balance of 60+
                                       Day Delinquent Loans, divided by the
                                       aggregate principal balance of the
                                       Mortgage Loans expressed as a percentage equals or exceeds 41% of the Senior Enhancement Percentage.

     60+ Day Delinquent Loan:     Any Mortgage Loans (including each Mortgage
                                  Loan in foreclosure and in bankruptcy) with respect to which any portion of the monthly payment is, as of the last day of the prior
                                  Due Period, two or more months past due, and REO Properties.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------

          Credit Enhancement:     Credit Enhancement will be provided by:

                                  >>   Excess Interest

                                  >>   Overcollateralization

                                  >>   Subordination

                                    Initial Credit Enhancement*
                                    ---------------------------
                                  Class              Percentage**
                                  -----              ------------
                                  A                   16.30%
                                  M-1                 13.75%
                                  M-2                 11.35%
                                  M-3                  9.90%
                                  M-4                  8.65%
                                  M-5                  7.50%
                                  M-6                  6.50%
                                  M-7                  5.50%
                                  M-8                  4.80%
                                  M-9                  3.80%
                                  M-10                 2.80%
                                  M-11                 2.20%
                                  M-12                 1.45%
                                  M-13                 1.05%
                                  M-14                 0.75%

                                    On or After Stepdown Date*
                                    --------------------------
                                  Class              Percentage**
                                  -----              ------------
                                  A                   32.60%
                                  M-1                 27.50%
                                  M-2                 22.70%
                                  M-3                 19.80%
                                  M-4                 17.30%
                                  M-5                 15.00%
                                  M-6                 13.00%
                                  M-7                 11.00%
                                  M-8                  9.60%
                                  M-9                  7.60%
                                  M-10                 5.60%
                                  M-11                 4.40%
                                  M-12                 2.90%
                                  M-13                 2.10%
                                  M-14                 1.50%

                                  * Includes Overcollateralization
                                  ** Approximate

        Overcollateralization     For any Distribution Date the excess, if any,
                      Amount:     of (a) the sum of the aggregate principal
                                  balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related
                                  Determination Date and principal prepayments received during the related Prepayment Period) over (b) the sum of the aggregate certificate principal balance of the Class A and Class M
                                  Certificates, after giving effect to
                                  distributions to be made on such Distribution
                                  Date.

        Overcollateralization     As of any Distribution Date, the excess, if
                  Deficiency:     any, of:

                                  (x) the Targeted Overcollateralization Amount for such Distribution Date over

                                  (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Allocated Realized Loss Amounts on such Distribution Date.

        Overcollateralization     As of any Distribution Date, on or after the
              Release Amount:     Stepdown Date on which any Trigger Event is
                                  not in effect the lesser of (a) the Principal
                                  Remittance Amount and (b) the excess, if any, of:

                                  (x) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (y) the Targeted
                                       Overcollateralization Amount for such
                                       Distribution Date. With respect to any
                                       Distribution Date on which a Trigger
                                       Event is in effect, the
                                       Overcollateralization Release Amount will be zero.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     Targeted     As of any Distribution Date, the Targeted
        Overcollateralization     Overcollateralization Amount (a) prior to the
                      Amount:     Stepdown Date, is an amount equal to
                                  approximately 0.75% of the Principal Balance of the Mortgage Loans as of the Cut-off Date;
                                  (b) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of
                                  (i) approximately 1.50% of the then current aggregate outstanding Principal Balance of the Mortgage Loans as of the last day of the related due period and (ii) 0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted Overcollateralization
                                  Amount for the immediately preceding
                                  Distribution Date.

        Allocation of Losses/     Realized losses on the Mortgage Loans will be
               Subordination:     applied:

                                  >>   First to reduce the Excess Interest and
                                       the overcollateralization amount; and

                                  >>   Then to the Class M Certificates, in
                                       reverse sequential order, until each such class has been reduced to zero

                    Advances:     Subject to certain limitations, the Servicer
                                  must advance delinquent payments of principal and interest on the mortgage loans.

       Compensating Interest:     The Servicer is obligated to offset any
                                  Prepayment Interest Shortfall attributable to prepayments in full, on any Distribution Date, with Compensating Interest to the extent of its Servicing Fee for each Distribution Date.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                             To Optional Redemption

                                       ------------------------------------------------------------------------
                                                         Percentage of Prepayment Assumption
===============================================================================================================
                                              50%              100%              150%              200%
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)      4.75              2.39              1.40              1.14
    A-1A      Window (mo)              1 - 158           1 - 78            1 - 36            1 - 28
              Last Principal Date      8/25/2018         12/25/2011        6/25/2008         10/25/2007
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       4.75              2.39              1.40              1.14
    A-1B      Window (mo)               1 - 158           1 - 78            1 - 36            1 - 28
              Last Principal Date      8/25/2018         12/25/2011        6/25/2008         10/25/2007
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       4.68               2.34              1.37             1.12
     A-2      Window (mo)               1 - 158           1 - 78            1 - 35            1 - 27
              Last Principal Date      8/25/2018         12/25/2011        5/25/2008         9/25/2007
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.64              3.87              2.74
     M-1      Window (mo)               50 - 158          43 - 78           36 - 47           28 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.58              3.91              2.91
     M-2      Window (mo)               50 - 158          41 - 78           47 - 47           35 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.54              3.91              2.91
     M-3      Window (mo)               50 - 158          41 - 78           47 - 47           35 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.51              3.91              2.91
     M-4      Window (mo)               50 - 158          40 - 78           47 - 47           35 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.49              3.90              2.91
     M-5      Window (mo)               50 - 158          39 - 78           46 - 47           35 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.47              3.79              2.88
     M-6      Window (mo)               50 - 158          39 - 78           44 - 47           34 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

----------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.47              3.68              2.81
     M-7      Window (mo)               50 - 158          38 - 78           43 - 47           33 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                        To Optional Redemption(continued)

                                       ------------------------------------------------------------------------
                                                         Percentage of Prepayment Assumption
===============================================================================================================
                                              50%              100%              150%              200%
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.44              3.60              2.75
     M-8      Window (mo)               50 - 158          38 - 78           42 - 47           32 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.44              3.53              2.70
     M-9      Window (mo)               50 - 158          38 - 78           40 - 47           31 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.71              4.44              3.45              2.64
    M-10      Window (mo)               50 - 158          37 - 78           39 - 47           30 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.68              4.40              3.38              2.58
    M-11      Window (mo)               50 - 158          37 - 78           39 - 47           30 - 35
              Last Principal Date      8/25/2018         12/25/2011        5/25/2009         5/25/2008
===============================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                                   To Maturity

                                       ------------------------------------------------------------------------
                                                         Percentage of Prepayment Assumption

===============================================================================================================
                                              50%              100%              150%              200%
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       5.11              2.61              1.40              1.14
    A-1A      Window (mo)               1 - 310           1 - 179           1 - 36            1 - 28
              Last Principal Date      4/25/2031         5/25/2020         6/25/2008         10/25/2007
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       5.11              2.61              1.40              1.14
    A-1B      Window (mo)               1 - 310           1 - 179           1 - 36            1 - 28
              Last Principal Date      4/25/2031         5/25/2020         6/25/2008         10/25/2007
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       5.02              2.54              1.37              1.12
     A-2      Window (mo)               1 - 307           1 - 176           1 - 35            1 - 27
              Last Principal Date      1/25/2031         2/25/2020         5/25/2008         9/25/2007
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.52              5.11              6.98              4.47
     M-1      Window (mo)               50 - 265          43 - 143          36 - 112          28 - 78
              Last Principal Date      7/25/2027         5/25/2017         10/25/2014        12/25/2011
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.49              5.03              5.29              4.04
     M-2      Window (mo)               50 - 255          41 - 136          57 - 83           43 - 59
              Last Principal Date      9/25/2026         10/25/2016        5/25/2012         5/25/2010
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.46              4.97              4.66              3.53
     M-3      Window (mo)               50 - 245          41 - 129          52 - 79           40 - 56
              Last Principal Date      11/25/2025        3/25/2016         1/25/2012         2/25/2010
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.43              4.92              4.38              3.30
     M-4      Window (mo)               50 - 238          40 - 125          49 - 76           37 - 54
              Last Principal Date      4/25/2025         11/25/2015        10/25/2011        12/25/2009
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.39              4.89              4.17              3.15
     M-5      Window (mo)               50 - 230          39 - 120          46 - 73           35 - 52
              Last Principal Date      8/25/2024         6/25/2015         7/25/2011         10/25/2009
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.35              4.84              4.02              3.03
     M-6      Window (mo)               50 - 223          39 - 116          44 - 70           34 - 50
              Last Principal Date      1/25/2024         2/25/2015         4/25/2011         8/25/2009
===============================================================================================================

----------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.29              4.81              3.88              2.94
     M-7      Window (mo)               50 - 214          38 - 111          43 - 67           33 - 48
              Last Principal Date      4/25/2023         9/25/2014         1/25/2011         6/25/2009
===============================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                             To Maturity (continued)

                                       ------------------------------------------------------------------------
                                                         Percentage of Prepayment Assumption
===============================================================================================================
                                              50%              100%              150%              200%
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.22              4.74              3.78              2.87
     M-8      Window (mo)               50 - 205          38 - 105          42 - 63           32 - 46
              Last Principal Date      7/25/2022         3/25/2014         9/25/2010         4/25/2009
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       9.13              4.69              3.67              2.79
     M-9      Window (mo)               50 - 197          38 - 100          40 - 61           31 - 44
              Last Principal Date      11/25/2021        10/25/2013        7/25/2010         2/25/2009
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.96              4.58              3.53              2.70
    M-10      Window (mo)               50 - 182          37 - 93           39 - 56           30 - 41
              Last Principal Date      8/25/2020         3/25/2013         2/25/2010         11/25/2008
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
              Average Life (yrs.)       8.72              4.42              3.39              2.58
    M-11      Window (mo)               50 - 166          37 - 82           39 - 49           30 - 36
              Last Principal Date      4/25/2019         4/25/2012         7/25/2009         6/25/2008
===============================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Net WAC Cap and Effective Maximum Rate for the Group I Certificates

-------------------- ------------------- ----------------- ------------------ ------------------ ------------------
                           NWC(1)          Max Rate (2)                            NWC(1)          Max Rate (2)
      Period                (%)                (%)              Period               (%)                (%)
      ------                                                    ------
-------------------- ------------------- ----------------- ------------------ ------------------ ------------------
         1                  7.42              10.00               41                6.52               11.03
         2                  6.23              10.00               42                6.74               11.41
         3                  6.23              10.00               43                6.52               11.04
         4                  6.43              10.00               44                6.52               11.03
         5                  6.23              10.00               45                7.22               12.20
         6                  6.43              10.00               46                6.52               11.02
         7                  6.23              10.00               47                6.74               11.41
         8                  6.23              10.00               48                6.52               11.05
         9                  6.89              10.00               49                6.74               11.42
        10                  6.23              10.00               50                6.52               11.05
        11                  6.43              10.00               51                6.52               11.05
        12                  6.23              10.00               52                6.73               11.43
        13                  6.43              10.00               53                6.52               11.08
        14                  6.23              10.00               54                6.73               11.45
        15                  6.23              10.00               55                6.51               11.09
        16                  6.43              10.00               56                6.51               11.09
        17                  6.23              10.00               57                7.21               12.29
        18                  6.43              10.00               58                6.51               11.10
        19                  6.23              10.00               59                6.73               11.49
        20                  6.23              10.00               60                6.51               11.13
        21                  6.89              10.00               61                6.73               11.51
        22                  6.23              10.00               62                6.51               11.14
        23                  6.75              10.00               63                6.51               11.15
        24                  6.53              10.00               64                6.73               11.53
        25                  6.74              10.00               65                6.51               11.17
        26                  6.52              10.00               66                6.72               11.55
        27                  6.52              10.00               67                6.51               11.18
        28                  6.74              10.00               68                6.51               11.19
        29                  6.52              10.00               69                7.20               12.40
        30                  6.74              10.00               70                6.50               11.21
        31                  6.52              10.00               71                6.72               11.59
        32                  6.52              10.00               72                6.50               11.23
        33                  6.97              10.20               73                6.72               11.62
        34                  6.52              10.00               74                6.50               11.25
        35                  6.74              10.72               75                6.50               11.26
        36                  6.53              10.41               76                6.72               11.65
        37                  6.74              26.94               77                6.50               11.29
        38                  6.53              10.53               78                6.72               11.68
        39                  6.52              10.28               79                  -                11.32
        40                  6.74              10.62

-------------------- ------------------- ----------------- ------------------ ------------------ ------------------

Assumptions:
------------

1) Assumes 1mLIBOR , 6MLibor and 1 year CMT stay at 3.24% , 3.62% and 3.36% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                       Net WAC Cap and Effective Maximum Rate for the Group II Certificates

-------------------- ------------------- ----------------- ------------------ ------------------ ------------------
                           NWC(1)          Max Rate (2)                            NWC(1)          Max Rate (2)
      Period                (%)                (%)              Period               (%)                (%)
      ------                                                    ------
-------------------- ------------------- ----------------- ------------------ ------------------ ------------------
         1                  6.84              10.00               41                6.13               11.08
         2                  5.74              10.00               42                6.33               11.45
         3                  5.74              10.00               43                6.12               11.08
         4                  5.93              10.00               44                6.12               11.07
         5                  5.74              10.00               45                6.78               12.26
         6                  5.93              10.00               46                6.12               11.07
         7                  5.74              10.00               47                6.33               11.47
         8                  5.74              10.00               48                6.12               11.11
         9                  6.35              10.00               49                6.33               11.48
        10                  5.74              10.00               50                6.12               11.12
        11                  5.93              10.00               51                6.12               11.13
        12                  5.74              10.00               52                6.33               11.50
        13                  5.93              10.00               53                6.12               11.16
        14                  5.74              10.00               54                6.32               11.55
        15                  5.74              10.00               55                6.12               11.18
        16                  5.93              10.00               56                6.12               11.19
        17                  5.74              10.00               57                6.78               12.39
        18                  5.93              10.00               58                6.12               11.20
        19                  5.74              10.00               59                6.32               11.60
        20                  5.74              10.00               60                6.12               11.25
        21                  6.35              10.00               61                6.32               11.63
        22                  5.74              10.00               62                6.12               11.26
        23                  6.32              10.00               63                6.12               11.27
        24                  6.11              10.00               64                6.32               11.66
        25                  6.32              10.00               65                6.12               11.29
        26                  6.11              10.00               66                6.32               11.68
        27                  6.11              10.00               67                6.12               11.31
        28                  6.31              10.00               68                6.11               11.32
        29                  6.11              10.00               69                6.77               12.55
        30                  6.31              10.00               70                6.11               11.35
        31                  6.11              10.00               71                6.32               11.74
        32                  6.11              10.00               72                6.11               11.37
        33                  6.53              10.02               73                6.32               11.77
        34                  6.11              10.00               74                6.11               11.40
        35                  6.32              10.66               75                6.11               11.41
        36                  6.13              10.35               76                6.32               11.81
        37                  6.33              26.88               77                6.11               11.45
        38                  6.13              10.48               78                6.31               11.84
        39                  6.13              10.23               79                  -                11.48
        40                  6.33              10.57

-------------------- ------------------- ----------------- ------------------ ------------------ ------------------

Assumptions:
------------

 1) Assumes 1mLIBOR , 6MLibor and 1 year CMT stay at 3.24% , 3.62% and 3.36% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Net WAC Cap and Effective Maximum Rate for the Class M Certificates

-------------------- ------------------- ----------------- ------------------ ------------------ ------------------
                           NWC(1)          Max Rate (2)                            NWC(1)          Max Rate (2)
      Period                (%)                (%)              Period               (%)                (%)
      ------                                                    ------
-------------------- ------------------- ----------------- ------------------ ------------------ ------------------
         1                  7.21               7.21               41                6.38               10.75
         2                  6.05               9.50               42                6.59               11.12
         3                  6.05               9.50               43                6.38               10.76
         4                  6.25               9.50               44                6.38               10.75
         5                  6.05               9.50               45                7.06               11.90
         6                  6.25               9.50               46                6.38               10.74
         7                  6.05               9.50               47                6.59               11.11
         8                  6.05               9.50               48                6.38               10.75
         9                  6.70               9.50               49                6.59               11.10
        10                  6.05               9.50               50                6.38               10.74
        11                  6.25               9.50               51                6.38               10.73
        12                  6.05               9.50               52                6.59               11.09
        13                  6.25               9.50               53                6.38               10.74
        14                  6.05               9.50               54                6.59               11.10
        15                  6.05               9.50               55                6.38               10.73
        16                  6.25               9.50               56                6.37               10.73
        17                  6.05               9.50               57                7.06               11.87
        18                  6.25               9.50               58                6.37               10.71
        19                  6.05               9.50               59                6.59               11.08
        20                  6.05               9.50               60                6.37               10.72
        21                  6.70               9.50               61                6.58               11.08
        22                  6.05               9.50               62                6.37               10.71
        23                  6.59               9.50               63                6.37               10.71
        24                  6.38               9.50               64                6.58               11.06
        25                  6.59               9.50               65                6.37               10.69
        26                  6.37               9.50               66                6.58               11.04
        27                  6.37               9.50               67                6.37               10.68
        28                  6.58               9.50               68                6.37               10.68
        29                  6.37               9.50               69                7.05               11.81
        30                  6.58               9.50               70                6.37               10.66
        31                  6.37               9.50               71                6.58               11.01
        32                  6.37               9.50               72                6.37               10.65
        33                  6.81               9.81               73                6.58               11.00
        34                  6.37               9.50               74                6.37               10.64
        35                  6.59              10.32               75                6.37               10.63
        36                  6.38              10.00               76                6.58               10.98
        37                  6.59              10.33               77                6.36               10.62
        38                  6.38               9.99               78                6.58               10.97
        39                  6.38               9.99               79                  -                10.61
        40                  6.59              10.32

-------------------- ------------------- ----------------- ------------------ ------------------ ------------------

Assumptions:
------------

1) Assumes 1mLIBOR , 6MLibor and 1 year CMT stay at 3.24% , 3.62% and 3.36% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                Assumed Monthly Excess Interest at Static Indices

   ----------------------------------------------------------------------------
                  Excess                   Excess                   Excess
                Interest at              Interest at              Interest at
                  Static                   Static                   Static
      Period    Indices (%)    Period    Indices (%)    Period    Indices (%)
      ------    -----------    ------    -----------    ------    -----------

         1          3.15         28          2.88         55          2.84
         2          2.56         29          2.75         56          2.85
         3          2.56         30          2.87         57          3.21
         4          2.67         31          2.74         58          2.86
         5          2.55         32          2.73         59          2.98
         6          2.67         33          2.97         60          2.87
         7          2.55         34          2.71         61          2.99
         8          2.55         35          2.84         62          2.87
         9          2.90         36          2.71         63          2.88
        10          2.54         37          2.82         64          3.00
        11          2.66         38          2.72         65          2.89
        12          2.53         39          2.76         66          3.01
        13          2.65         40          2.90         67          2.90
        14          2.53         41          2.78         68          2.91
        15          2.52         42          2.91         69          3.27
        16          2.64         43          2.80         70          2.92
        17          2.52         44          2.80         71          3.04
        18          2.63         45          3.18         72          2.93
        19          2.51         46          2.82         73          3.06
        20          2.50         47          2.94         74          2.94
        21          2.86         48          2.82         75          2.95
        22          2.49         49          2.95         76          3.08
        23          2.94         50          2.83         77          2.97
        24          2.81         51          2.83         78          3.09
        25          2.92         52          2.96         79
        26          2.78         53          2.84         80
        27          2.77         54          2.96         81
   ----------------------------------------------------------------------------

Assumptions:

1.   Run at pricing prepayment assumption

2.   Excess (30/360)

3.   Static Indices: 1mL = 3.24% 6mL = 3.62%, 1 Yr CMT = 3.36%

4.   10% optional clean-up call


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

               Assumed Monthly Excess Interest at Forward Indices

-------------------------------------------------------------------------------
             1 Month LIBOR   6 Month LIBOR     1 Year CMT    Excess Interest
   Period     Forwards (%)    Forwards (%)     Forwards (%)   at Forwards (%)
   ------     ------------    ------------     ------------   ---------------
     1          3.24000          3.62000         3.36000           3.15
     2          3.39816          3.72632         3.42795           2.40
     3          3.53816          3.81685         3.50575           2.25
     4          3.67426          3.88784         3.57757           2.24
     5          3.79078          3.94154         3.62972           2.00
     6          3.87202          3.98082         3.68188           2.05
     7          3.91052          4.01057         3.73041           1.87
     8          3.93282          4.03713         3.76704           1.85
     9          3.95726          4.06302         3.80367           2.24
     10         3.99120          4.08810         3.83994           1.79
     11         4.02259          4.11117         3.87498           1.90
     12         4.04756          4.13283         3.91002           1.73
     13         4.06718          4.15439         3.93708           1.85
     14         4.08557          4.17680         3.93789           1.69
     15         4.10522          4.19925         3.93870           1.67
     16         4.12724          4.22000         3.93718           1.78
     17         4.15033          4.23732         3.92799           1.62
     18         4.17467          4.25125         3.91880           1.73
     19         4.19936          4.26240         3.91047           1.56
     20         4.21792          4.27140         3.90495           1.54
     21         4.22755          4.27887         3.89943           1.96
     22         4.22935          4.28549         3.89700           1.52
     23         4.23245          4.29198         3.90472           2.51
     24         4.24034          4.29868         3.91245           2.34
     25         4.25245          4.30577         3.91993           2.46
     26         4.26193          4.31337         3.92660           2.28
     27         4.26657          4.32144         3.93326           2.26
     28         4.26759          4.32992         3.93773           2.41
     29         4.27191          4.33866         3.93498           2.28
     30         4.28214          4.34737         3.93223           2.42
     31         4.29723          4.35564         3.92774           2.24
     32         4.30951          4.36307         3.91751           2.22
     33         4.31649          4.36971         3.90729           2.52
     34         4.31911          4.37575         3.89911           2.19
     35         4.32325          4.38152         3.89763           2.40
     36         4.33084          4.38783         3.89616           2.23
     37         4.34102          4.39564         3.89827           2.37
     38         4.34865          4.40571         3.91219           2.21
     39         4.35208          4.41749         3.92612           2.25
     40         4.35309          4.43005         3.94051           2.42
     41         4.36037          4.44245         3.95646           2.31
     42         4.37689          4.45392         3.97240           2.46
     43         4.40032          4.46369         3.98834           2.28
     44         4.41804          4.47126         4.00424           2.27
     45         4.42608          4.47755         4.02014           2.75
     46         4.42611          4.48396         4.03665           2.27
     47         4.42792          4.49153         4.05512           2.48
     48         4.43441          4.49943         4.07360           2.31
     49         4.44489          4.50622         4.09113           2.47
     50         4.45510          4.51081         4.10552           2.30
     51         4.46384          4.51372         4.11991           2.29
     52         4.47071          4.51599         4.13432           2.45
     53         4.47441          4.51864         4.14882           2.32
     54         4.47441          4.52229         4.16331           2.48
     55         4.47187          4.52751         4.17701           2.33
     56         4.47225          4.53469         4.18807           2.33
     57         4.47724          4.54333         4.19914           2.81
     58         4.48628          4.55269         4.20944           2.32
     59         4.49589          4.56208         4.21718           2.51
     60         4.50515          4.57136         4.22493           2.34
     61         4.51413          4.58049         4.23139           2.50
     62         4.52316          4.58948         4.23362           2.33
     63         4.53233          4.59827         4.23586           2.33
     64         4.54156          4.60683         4.23834           2.49
     65         4.55047          4.61512         4.24162           2.36
     66         4.55894          4.62321         4.24489           2.52
     67         4.56701          4.63116         4.24786           2.36
     68         4.57491          4.63905         4.24981           2.36
     69         4.58270          4.64688         4.25177           2.84
     70         4.59039          4.65468         4.25413           2.36
     71         4.59806          4.66243         4.25785           2.55
     72         4.60574          4.67016         4.26156           2.39
     73         4.61342          4.67788         4.26544           2.55
     74         4.62102          4.68561         4.26982           2.39
     75         4.62855          4.69336         4.27420           2.39
     76         4.63603          4.70116         4.27898           2.55
     77         4.64355          4.70904         4.28511           2.43
     78         4.65116          4.71699         4.29124           2.59
     79         4.65885          4.72499         4.29703           2.43
     80
     81
--------------------------------------------------------------------------------


Assumptions:
------------

1.   Run at pricing prepayment assumption

2.   Excess (30/360)

3.   10% optional clean-up call


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Corridor Schedule - Group I Certificates

       ------------------------------------------------------------------
                     Effective Notional
         Period         Schedule ($)          Strike (%)    Ceiling (%)
         ------         ------------          ----------    -----------
            1          701,050,000.00           7.260          9.770
            2          694,012,802.72           6.052          9.770
            3          685,542,954.25           6.052          9.770
            4          675,653,503.22           6.263          9.770
            5          664,364,425.25           6.054          9.770
            6          651,703,144.18           6.265          9.770
            7          637,704,562.01           6.056          9.770
            8          622,411,028.52           6.058          9.770
            9          605,872,248.34           6.733          9.770
           10          588,145,123.26           6.061          9.770
           11          569,293,528.76           6.287          9.770
           12          550,839,957.62           6.079          9.770
           13          532,865,917.85           6.292          9.770
           14          515,358,992.86           6.084          9.770
           15          498,307,086.90           6.086          9.770
           16          481,698,416.80           6.299          9.770
           17          465,521,503.89           6.092          9.770
           18          449,765,166.15           6.305          9.770
           19          434,418,510.54           6.097          9.770
           20          419,470,925.56           6.100          9.770
           21          404,912,073.94           6.782          9.770
           22          390,731,885.62           6.107          9.770
           23          356,346,784.97           8.750          9.770
           24          324,103,402.24           8.498          9.770
           25          294,149,856.67           8.782          9.770
           26          266,316,335.10           8.486          9.770
           27          254,492,933.07           8.492          9.770
           28          243,340,821.57           8.790          9.770
           29          232,507,363.20           9.266          9.770
           30          222,011,300.26           9.605          9.770
           31          211,814,838.17           9.296          9.770
           32          201,908,921.88           9.305          9.770
           33                 -                 0.000          0.000
           34          182,935,724.01           9.327          9.770
       ------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Corridor Schedule - Group II Certificates

       ------------------------------------------------------------------
                     Effective Notional
         Period         Schedule ($)          Strike (%)    Ceiling (%)
         ------         ------------          ----------    -----------
            1          401,463,000.00           6.678          9.770
            2          397,324,427.71           5.564          9.770
            3          392,357,245.10           5.565          9.770
            4          386,569,393.07           5.759          9.770
            5          379,972,857.88           5.567          9.770
            6          372,583,975.25           5.761          9.770
            7          364,423,445.41           5.569          9.770
            8          355,516,312.58           5.570          9.770
            9          345,891,907.58           6.194          9.770
           10          335,583,752.41           5.574          9.770
           11          324,631,611.98           5.801          9.770
           12          313,956,974.56           5.608          9.770
           13          303,563,314.71           5.805          9.770
           14          293,443,271.15           5.613          9.770
           15          283,589,674.85           5.616          9.770
           16          273,995,543.96           5.813          9.770
           17          264,654,078.98           5.621          9.770
           18          255,558,657.99           5.819          9.770
           19          246,702,832.02           5.627          9.770
           20          238,080,320.54           5.630          9.770
           21          229,685,007.11           6.262          9.770
           22          221,510,935.06           5.637          9.770
           23          200,637,157.94           8.504          9.770
           24          181,263,095.97           8.225          9.770
           25          163,293,952.34           8.510          9.770
           26          146,626,452.38           8.234          9.770
           27          139,979,354.54           8.242          9.770
           28          133,615,781.73           8.533          9.770
           29          127,437,683.38           9.100          9.770
           30          121,458,462.40           9.421          9.770
           31          115,653,028.85           9.120          9.770
           32          110,016,328.32           9.131          9.770
           33                 -                 0.000          0.000
           34           99,229,640.12           9.157          9.770
       ------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                    Corridor Schedule - Class M Certificates

       ------------------------------------------------------------------
                     Effective Notional
         Period         Schedule ($)          Strike (%)    Ceiling (%)
         ------         ------------          ----------    -----------
            1                -                  0.000          0.000
            2          204,828,000.00           5.009          8.460
            3          204,828,000.00           5.009          8.460
            4          204,828,000.00           5.211          8.460
            5          204,828,000.00           5.009          8.460
            6          204,828,000.00           5.211          8.460
            7          204,828,000.00           5.009          8.460
            8          204,828,000.00           5.009          8.460
            9          204,828,000.00           5.657          8.460
           10          204,828,000.00           5.009          8.460
           11          204,828,000.00           5.231          8.460
           12          204,828,000.00           5.028          8.460
           13          204,828,000.00           5.231          8.460
           14          204,828,000.00           5.028          8.460
           15          204,828,000.00           5.028          8.460
           16          204,828,000.00           5.231          8.460
           17          204,828,000.00           5.028          8.460
           18          204,828,000.00           5.230          8.460
           19          204,828,000.00           5.028          8.460
           20          204,828,000.00           5.028          8.460
           21          204,828,000.00           5.678          8.460
           22          204,828,000.00           5.028          8.460
           23          204,828,000.00           7.696          8.460
           24          204,828,000.00           7.423          8.460
           25          204,828,000.00           7.685          8.460
           26          204,828,000.00           7.383          8.460
           27          204,828,000.00           7.380          8.460
           28          204,828,000.00           7.658          8.460
           29          204,828,000.00           8.143          8.460
           30          204,828,000.00           8.455          8.460
           31          204,828,000.00           8.145          8.460
           32          204,828,000.00           8.141          8.460
           33                 -                 0.000          0.000
           34          204,828,000.00           8.134          8.460
       ------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      BREAKEVEN (PRIOR TO 1ST DOLLAR LOSS)

      ---------------------------------------------------------------------
                                 LIBOR Forwards
                                 --------------

         BOND         CDR BE RATE            WAL            Cum Loss

          M-1            20.66                 7.83            17.00
          M-2            17.03                 8.60            14.83
          M-3            15.02                10.00            13.52
          M-4            13.35                10.64            12.37
          M-5            11.90                11.20            11.31
          M-6            10.67                11.83            10.36
          M-7             9.44                12.17             9.38
          M-8             8.60                13.23             8.68
          M-9             7.41                12.82             7.65
         M-10             6.29                13.16             6.64
         M-11             5.65                14.56             6.04
         M-12             4.89                14.24             5.31
         M-13             4.57                15.87             5.00
         M-14             4.38                16.47             4.81
      ---------------------------------------------------------------------


Assumptions

1.   Trigger Event is always in effect

2.   40 % Loss Severity

3.   6 Months Lag

4.   CDR's shown are shown before 1st Dollar Loss

5.   Pricing Prepayment Assumption

6. Certificates use 1-month LIBOR forward and collateral uses 6-month LIBOR forward and 1 Year CMT forward

7.   100% P&I advance

8.   Defaults OUTSIDE of prepays

9.   The sequential trigger is not in effect


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

Collateral Summary
--------------------------------------------------------------------------------
Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $1,317,220,845.88
Number of Mortgage Loans:                                       7,934
Average Scheduled Principal Balance:                      $166,022.29
Weighted Average Gross Coupon:                                  6.766%
Weighted Average Original Credit Score(3):                        622
Weighted Average Original LTV Ratio:                            79.77%
Weighted Average Original Combined LTV Ratio(1):                83.57%
Weighted Average Stated Remaining Term (months):                  352
Weighted Average Original Term (months):                          353
Weighted Average Roll Term (months):                               23
Weighted Average Gross Margin(2):                               3.569%
Weighted Average Initial Rate Cap(2):                           2.960%
Weighted Average Periodic Rate Cap(2):                          1.011%
Weighted Average Gross Maximum Lifetime Rate(2):               12.768%
Weighted Average Gross Minimum Lifetime Rate(2):                3.569%
--------------------------------------------------------------------------------

(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Includes adjustable-rate Mortgage Loans only.
(3)   Does not include loans with no credit score available.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Product Type                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                 52      $13,109,599.82        1.00%   $252,107.69    7.161%       73.53%      613
2Y/6M Libor Arm                         6,669    1,105,538,883.12       83.93     165,772.81    6.787        81.22       617
3Y/6M Libor Arm                           156       33,096,898.23        2.51     212,159.60    5.984        76.72       648
Balloon 360/180                           130       26,226,910.07        1.99     201,745.46    6.624        78.07       665
Fixed 15 Yr                               239       22,634,472.38        1.72      94,704.91    7.011        68.32       638
Fixed 30 Yr                               688      116,614,082.26        8.85     169,497.21    6.731        70.21       646
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Current Gross                            of         Principal       Principal     Principal    Gross     Original     Credit
Mortgage Rate (%)                      Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               5       $1,073,962.37        0.08%   $214,792.47    3.903%       74.78%      714
4.000 - 4.499                              17        4,016,105.99        0.30     236,241.53    4.280        76.95       661
4.500 - 4.999                             195       49,466,290.11        3.76     253,673.28    4.842        73.77       665
5.000 - 5.499                             345       79,023,420.28        6.00     229,053.39    5.269        75.01       655
5.500 - 5.999                           1,187      262,195,420.04       19.91     220,889.15    5.779        75.98       645
6.000 - 6.499                             843      161,744,304.99       12.28     191,867.50    6.253        77.74       635
6.500 - 6.999                           1,736      300,859,469.28       22.84     173,306.15    6.743        79.94       622
7.000 - 7.499                             775      119,183,328.10        9.05     153,784.94    7.254        83.57       612
7.500 - 7.999                           1,133      167,599,814.53       12.72     147,925.70    7.725        84.89       598
8.000 - 8.499                             486       58,933,483.53        4.47     121,262.31    8.258        86.63       589
8.500 - 8.999                             649       67,567,093.29        5.13     104,109.54    8.721        83.14       575
9.000 - 9.499                             212       17,759,700.08        1.35      83,772.17    9.251        82.89       568
9.500 - 9.999                             189       16,766,068.00        1.27      88,709.35    9.709        77.04       545
10.000 - 10.499                            54        3,751,444.80        0.28      69,471.20   10.230        78.74       556
10.500 - 10.999                            78        5,764,310.33        0.44      73,901.41   10.681        81.39       538
11.000 - 11.499                            20          980,605.35        0.07      49,030.27   11.271        79.84       538
11.500 - 11.999                             7          297,798.87        0.02      42,542.70   11.772        70.20       509
12.000 - 12.499                             3          238,225.94        0.02      79,408.65   12.201        78.18       524
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Current Unpaid                           of         Principal       Principal     Principal    Gross     Original     Credit
Principal Balance ($)                  Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                           74       $1,545,931.79        0.12%    $20,890.97    8.974%       66.50%      580
25,000.01 - 50,000.00                     517       20,437,866.82        1.55      39,531.66    8.334        74.82       596
50,000.01 - 75,000.00                     970       61,563,008.37        4.67      63,467.02    7.698        78.32       604
75,000.01 - 100,000.00                  1,000       88,371,410.68        6.71      88,371.41    7.319        79.60       611
100,000.01 - 125,000.00                   980      110,495,032.14        8.39     112,750.03    7.214        80.31       615
125,000.01 - 150,000.00                   857      117,759,627.88        8.94     137,409.13    7.167        80.39       612
150,000.01 - 175,000.00                   764      123,703,320.95        9.39     161,915.34    6.808        79.63       614
175,000.01 - 200,000.00                   632      118,791,876.90        9.02     187,961.83    6.696        80.48       624
200,000.01 - 225,000.00                   446       94,958,980.17        7.21     212,912.51    6.587        79.66       626
225,000.01 - 250,000.00                   344       81,877,620.86        6.22     238,016.34    6.598        79.11       624
250,000.01 - 275,000.00                   260       68,312,078.58        5.19     262,738.76    6.560        80.32       624
275,000.01 - 300,000.00                   218       62,818,260.98        4.77     288,157.16    6.380        79.61       625
300,000.01 - 325,000.00                   161       50,352,399.19        3.82     312,747.82    6.606        82.30       623
325,000.01 - 359,650.00                   199       68,371,245.63        5.19     343,574.10    6.328        80.67       636
359,650.01 - 500,000.00                   350      144,412,981.21       10.96     412,608.52    6.325        81.06       630
500,000.01 -1,000,000.00                  162      103,449,203.73        7.85     638,575.33    6.140        76.71       641
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                     Wtd.                   Wtd.
                                       Number        Original        Orginal      Avg. Orig.     Avg.     Wtd. Avg.     Avg.
Original                                 of         Principal       Principal     Principal    Gross     Original     Credit
Principal Balance ($)                  Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                           74       $1,549,546.00        0.12%    $20,939.81    8.975%       66.49%      580
25,000.01 - 50,000.00                     516       20,422,082.00        1.55      39,577.68    8.330        74.84       596
50,000.01 - 75,000.00                     970       61,637,525.00        4.67      63,543.84    7.700        78.30       604
75,000.01 - 100,000.00                  1,000       88,473,458.00        6.71      88,473.46    7.320        79.58       610
100,000.01 - 125,000.00                   980      110,631,504.00        8.39     112,889.29    7.215        80.30       615
125,000.01 - 150,000.00                   824      112,951,495.00        8.56     137,077.06    7.188        81.04       613
150,000.01 - 175,000.00                   793      128,114,908.00        9.71     161,557.26    6.805        79.07       614
175,000.01 - 200,000.00                   636      119,649,236.00        9.07     188,127.73    6.694        80.52       624
200,000.01 - 225,000.00                   446       95,088,965.00        7.21     213,203.96    6.583        79.60       625
225,000.01 - 250,000.00                   332       78,985,184.00        5.99     237,907.18    6.606        79.79       623
250,000.01 - 275,000.00                   272       71,392,964.00        5.41     262,474.13    6.560        79.57       625
275,000.01 - 300,000.00                   219       63,191,750.00        4.79     288,546.80    6.378        79.61       624
300,000.01 - 325,000.00                   161       50,426,554.00        3.82     313,208.41    6.606        82.30       623
325,000.01 - 359,650.00                   185       63,439,396.00        4.81     342,915.65    6.326        80.45       636
359,650.01 - 500,000.00                   364      149,676,219.00       11.35     411,198.40    6.325        81.14       630
500,000.01 -1,000,000.00                  162      103,619,136.00        7.85     639,624.30    6.140        76.71       641
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,319,249,922.00      100.00%   $166,278.03    6.766%       79.77%      622

(1) All weighted averages based on Original Principal Balance.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Remaining Term                           of         Principal       Principal     Principal    Gross     Original     Credit
(months)                               Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
121 - 180                                 369      $48,861,382.45        3.71%   $132,415.67    6.803%       73.55%      653
241 - 360                               7,565    1,268,359,463.43       96.29     167,661.53    6.765        80.01       620
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Original Term                            of         Principal       Principal     Principal    Gross     Original     Credit
(months)                               Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
121 - 180                                 369      $48,861,382.45        3.71%   $132,415.67    6.803%       73.55%      653
301 - 360                               7,565    1,268,359,463.43       96.29     167,661.53    6.765        80.01       620
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Original LTV (%)                       Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                               44       $3,545,765.32        0.27%    $80,585.58    6.898%       18.82%      604
25.01 - 30.00                              41        3,858,631.53        0.29      94,112.96    6.951        28.00       607
30.01 - 35.00                              33        3,497,071.87        0.27     105,971.87    6.677        32.66       619
35.01 - 40.00                              81       10,659,091.18        0.81     131,593.72    6.941        37.97       606
40.01 - 45.00                              65        9,053,962.56        0.69     139,291.73    6.469        43.08       611
45.01 - 50.00                             127       17,589,024.27        1.34     138,496.25    6.527        48.08       612
50.01 - 55.00                             163       26,667,573.09        2.02     163,604.74    6.358        52.61       619
55.01 - 60.00                             209       34,553,684.74        2.62     165,328.64    6.492        57.71       606
60.01 - 65.00                             254       40,367,882.07        3.06     158,928.67    6.592        62.65       610
65.01 - 70.00                             557       94,237,111.27        7.15     169,186.91    6.429        68.37       612
70.01 - 75.00                             682      119,801,773.49        9.10     175,662.42    6.679        73.90       605
75.01 - 80.00                           2,486      426,026,964.86       32.34     171,370.46    6.353        79.66       629
80.01 - 85.00                             833      139,540,302.35       10.59     167,515.37    7.112        84.47       609
85.01 - 90.00                           1,159      201,796,156.04       15.32     174,112.30    7.094        89.61       621
90.01 - 95.00                             581       92,456,523.96        7.02     159,133.43    7.313        94.78       638
95.01 - 100.00                            619       93,569,327.28        7.10     151,162.08    7.669        99.93       642
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Original                                 of         Principal       Principal     Principal    Gross     Original     Credit
Combined LTV (%)                       Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                               44       $3,545,765.32        0.27%    $80,585.58    6.898%       18.82%      604
25.01 - 30.00                              41        3,858,631.53        0.29      94,112.96    6.951        28.00       607
30.01 - 35.00                              31        3,140,343.14        0.24     101,301.39    6.700        32.59       619
35.01 - 40.00                              79       10,470,574.79        0.79     132,538.92    6.948        37.99       606
40.01 - 45.00                              64        8,312,298.62        0.63     129,879.67    6.478        42.95       610
45.01 - 50.00                             127       18,046,207.25        1.37     142,096.12    6.528        47.91       611
50.01 - 55.00                             157       24,631,275.19        1.87     156,887.10    6.417        52.48       616
55.01 - 60.00                             202       32,639,953.79        2.48     161,583.93    6.501        57.70       605
60.01 - 65.00                             251       39,047,559.45        2.96     155,567.97    6.638        62.51       607
65.01 - 70.00                             539       91,982,715.21        6.98     170,654.39    6.431        68.28       611
70.01 - 75.00                             626      108,700,958.70        8.25     173,643.70    6.721        73.66       601
75.01 - 80.00                           1,017      192,566,794.48       14.62     189,347.88    6.721        79.12       613
80.01 - 85.00                             824      140,308,995.96       10.65     170,277.91    7.083        84.08       610
85.01 - 90.00                           1,197      212,852,178.70       16.16     177,821.37    7.052        88.75       622
90.01 - 95.00                             710      116,576,413.31        8.85     164,192.13    7.085        91.54       638
95.01 - 100.00                          2,025      310,540,180.44       23.58     153,353.18    6.533        85.90       642
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION OF MI COVERAGE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
MI Coverage                            Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                       4,742     $789,858,536.25       59.96%   $166,566.54    6.450%       72.28%      620
MGIC                                      552      101,055,146.63        7.67     183,070.92    6.993        89.59       626
PMI MTGE.                                 479       78,723,463.83        5.98     164,349.61    7.356        91.92       625
REPUBLIC                                  675      107,280,751.32        8.14     158,934.45    7.326        91.70       625
Radian GUARANTEE                          417       71,286,227.79        5.41     170,950.19    7.065        89.22       622
TRIAD                                     562       90,067,186.09        6.84     160,261.90    7.328        91.57       623
UNITED GTY                                507       78,949,533.97        5.99     155,719.00    7.377        91.82       625
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
State                                  Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
California                              1,013     $285,073,697.70       21.64%   $281,415.30    6.119%       73.94%      631
Maryland                                  402       83,317,480.26        6.33     207,257.41    6.785        79.70       620
Florida                                   394       69,651,302.26        5.29     176,779.95    6.786        80.81       621
Arizona                                   367       62,597,273.83        4.75     170,564.78    6.796        82.94       624
Virginia                                  260       53,904,682.88        4.09     207,325.70    6.750        82.39       622
Illinois                                  373       48,584,252.03        3.69     130,252.69    7.235        84.51       616
Texas                                     514       47,084,012.06        3.57      91,603.14    7.582        79.69       612
New York                                  205       44,652,773.62        3.39     217,818.41    6.578        75.23       622
Washington                                211       39,688,821.71        3.01     188,098.68    6.470        83.07       630
Nevada                                    177       39,642,252.71        3.01     223,967.53    6.698        79.22       620
New Jersey                                172       37,155,217.85        2.82     216,018.71    7.039        75.87       611
Minnesota                                 237       35,987,667.77        2.73     151,846.70    6.878        80.06       615
Colorado                                  174       33,800,850.05        2.57     194,257.76    6.312        81.45       637
Georgia                                   190       30,987,425.26        2.35     163,091.71    6.938        85.06       615
North Carolina                            208       28,180,382.32        2.14     135,482.61    7.238        83.40       618
Missouri                                  226       23,678,228.01        1.80     104,770.92    7.126        83.18       619
Pennsylvania                              174       21,219,376.67        1.61     121,950.44    7.322        82.94       614
Ohio                                      194       20,988,652.58        1.59     108,188.93    7.243        85.48       617
Wisconsin                                 156       19,985,948.12        1.52     128,115.05    7.309        83.19       606
Oregon                                    106       19,779,107.16        1.50     186,595.35    6.233        80.50       653
Massachusetts                              80       19,177,199.40        1.46     239,714.99    6.725        76.29       623
Iowa                                      201       18,836,455.00        1.43      93,713.71    7.313        85.26       621
Louisiana                                 154       17,682,994.69        1.34     114,824.64    7.103        82.55       610
Tennessee                                 162       16,427,414.15        1.25     101,403.79    6.868        82.68       615
Michigan                                  126       13,920,880.87        1.06     110,483.18    7.265        82.04       611
Other                                   1,458      185,216,496.92       14.06     127,034.63    7.143        82.02       615
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Occupancy Type                         Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Owner Occupied                          7,607   $1,274,691,836.49       96.77%   $167,568.27    6.770%       80.09%      621
Investor                                  247       28,277,093.87        2.15     114,482.16    6.660        68.42       639
Second Home                                80       14,251,915.52        1.08     178,148.94    6.592        73.04       636
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Property Type                          Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Single Family Detached                  7,333   $1,217,052,191.83       92.40%   $165,969.21    6.779%       79.95%      621
Lowrise Condo Sf                          433       67,838,257.11        5.15     156,670.34    6.639        80.77       630
2-4 Family                                150       29,118,993.34        2.21     194,126.62    6.530        70.29       630
Highrise Condo Sf                          18        3,211,403.60        0.24     178,411.31    6.595        74.05       619
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Loan Purpose                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Cash Out                                4,026     $713,484,063.79       54.17%   $177,219.09    6.705%       75.74%      615
Purchase                                3,346      520,981,365.23       39.55     155,702.74    6.838        85.19       631
Rate/Term Refi                            562       82,755,416.86        6.28     147,251.63    6.844        80.32       623
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Documentation Type                     Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Full Doc                                6,816   $1,068,637,280.42       81.13%   $156,783.64    6.851%       80.49%      618
Full Doc with 6 Mo. Bank Statements        43        7,896,687.40        0.60     183,643.89    6.405        69.15       624
Full Doc with 12 Mo. Bank Statements    1,075      240,686,878.06       18.27     223,894.77    6.400        76.90       637
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Credit Score                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
500 - 525                                 302      $34,483,529.66        2.62%   $114,183.87    8.883%       70.22%      515
526 - 550                                 553       72,420,719.58        5.50     130,959.71    8.144        72.51       539
551 - 575                                 810      121,313,525.07        9.21     149,769.78    7.321        77.12       564
576 - 600                               1,427      220,717,568.08       16.76     154,672.44    6.979        79.03       588
601 - 625                               1,595      270,442,648.89       20.53     169,556.52    6.711        81.26       613
626 - 650                               1,343      237,614,358.25       18.04     176,928.04    6.574        82.52       638
651 - 675                                 968      180,523,217.19       13.70     186,490.93    6.189        81.09       663
676 - 700                                 465       91,083,879.37        6.91     195,879.31    6.067        80.70       686
701 - 725                                 216       43,179,943.15        3.28     199,907.14    6.012        79.63       710
726 - 750                                  98       20,013,361.05        1.52     204,217.97    5.936        79.31       737
751 - 775                                  60       11,552,934.36        0.88     192,548.91    6.069        80.38       762
776 - 800                                  30        7,161,061.85        0.54     238,702.06    5.749        75.82       786
801 - 825                                   6        1,062,103.22        0.08     177,017.20    6.085        65.42       804
Not Available                              61        5,651,996.16        0.43      92,655.67    7.913        80.99       N/A
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Prepayment Penalty                     Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                      6,020     $962,859,416.14       73.10%   $159,943.42    6.651%       80.09%      622
No Prepay Penalty                       1,914      354,361,429.74       26.90     185,141.81    7.077        78.88       621
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Prepayment Penalty                       of         Principal       Principal     Principal    Gross     Original     Credit
Term(months)                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
None                                    1,914     $354,361,429.74       26.90%   $185,141.81    7.077%       78.88%      621
24                                      5,091      805,069,646.77       61.12     158,135.86    6.675        81.61       616
36                                        929      157,789,769.37       11.98     169,849.05    6.528        72.33       650
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Lien Type                              Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
First Lien                              7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622
----------------------------------------------------------------------------------------------------------------------------
Total:                                  7,934   $1,317,220,845.88      100.00%   $166,022.29    6.766%       79.77%      622


DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Maximum                                  of         Principal       Principal     Principal    Gross     Original     Credit
Mortgage Rate ( %)                     Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                               5       $1,073,962.37        0.09%   $214,792.47    3.903%       74.78%      714
10.000 - 10.499                            17        4,016,105.99        0.35     236,241.53    4.280        76.95       661
10.500 - 10.999                           190       48,180,308.04        4.18     253,580.57    4.840        73.71       665
11.000 - 11.499                           330       76,020,587.90        6.60     230,365.42    5.268        75.33       653
11.500 - 11.999                         1,035      227,067,739.88       19.72     219,389.12    5.770        77.33       639
12.000 - 12.499                           712      136,382,170.76       11.84     191,547.99    6.251        79.53       629
12.500 - 12.999                         1,403      244,087,251.57       21.19     173,975.23    6.743        81.86       618
13.000 - 13.499                           668      105,185,878.49        9.13     157,463.89    7.258        84.83       609
13.500 - 13.999                         1,010      151,336,521.52       13.14     149,838.14    7.725        85.83       596
14.000 - 14.499                           438       54,368,894.43        4.72     124,129.90    8.261        87.08       587
14.500 - 14.999                           578       62,601,924.52        5.44     108,307.83    8.722        83.70       572
15.000 - 15.499                           192       16,431,312.28        1.43      85,579.75    9.251        83.64       565
15.500 - 15.999                           161       15,016,398.86        1.30      93,269.56    9.709        77.98       542
16.000 - 16.499                            45        3,418,473.47        0.30      75,966.08   10.227        78.86       554
16.500 - 16.999                            67        5,296,433.76        0.46      79,051.25   10.683        82.38       536
17.000 - 17.499                            19          947,766.75        0.08      49,882.46   11.276        79.49       535
17.500 - 17.999                             5          219,346.28        0.02      43,869.26   11.766        71.33       511
18.000 - 18.499                             2           94,304.30        0.01      47,152.15   12.125        75.41       540
----------------------------------------------------------------------------------------------------------------------------
Total:                                  6,877   $1,151,745,381.17      100.00%   $167,477.88    6.768%       81.00%      618


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Minimum                                  of         Principal       Principal     Principal    Gross     Original     Credit
Mortgage Rate (%)                      Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
<= 0.499                                    1         $600,315.53        0.05%   $600,315.53    5.625%       75.00%      648
1.500 - 1.999                              43       15,650,681.02        1.36     363,969.33    5.160        72.02       699
2.000 - 2.499                             561      126,092,673.67       10.95     224,764.12    5.479        74.43       671
2.500 - 2.999                           1,203      235,106,538.93       20.41     195,433.53    5.911        76.29       632
3.000 - 3.499                           1,286      219,163,921.87       19.03     170,422.96    6.439        78.92       621
3.500 - 3.999                             926      166,794,369.25       14.48     180,123.51    6.822        84.72       618
4.000 - 4.499                             892      137,587,322.81       11.95     154,245.88    7.330        88.89       611
4.500 - 4.999                             892      126,011,111.93       10.94     141,268.06    7.863        89.25       593
5.000 - 5.499                             488       61,213,030.89        5.31     125,436.54    8.255        82.12       567
5.500 - 5.999                             323       36,920,458.06        3.21     114,304.82    8.724        75.42       541
6.000 - 6.499                             102       14,330,570.54        1.24     140,495.79    9.102        75.29       533
6.500 - 6.999                             144       10,622,605.85        0.92      73,768.10   10.050        81.19       542
7.000 - 7.499                              13        1,263,866.50        0.11      97,220.50   10.406        84.82       535
7.500 - 7.999                               1          297,166.35        0.03     297,166.35   10.625        85.00       587
8.000 - 8.499                               2           90,747.97        0.01      45,373.99   10.307        78.87       587
----------------------------------------------------------------------------------------------------------------------------
Total:                                  6,877   $1,151,745,381.17      100.00%   $167,477.88    6.768%       81.00%      618


DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Gross Margin (%)                       Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                               1         $600,315.53        0.05%   $600,315.53    5.625%       75.00%      648
1.500 - 1.999                              43       15,650,681.02        1.36     363,969.33    5.160        72.02       699
2.000 - 2.499                             561      126,092,673.67       10.95     224,764.12    5.479        74.43       671
2.500 - 2.999                           1,203      235,106,538.93       20.41     195,433.53    5.911        76.29       632
3.000 - 3.499                           1,286      219,163,921.87       19.03     170,422.96    6.439        78.92       621
3.500 - 3.999                             926      166,794,369.25       14.48     180,123.51    6.822        84.72       618
4.000 - 4.499                             892      137,587,322.81       11.95     154,245.88    7.330        88.89       611
4.500 - 4.999                             892      126,011,111.93       10.94     141,268.06    7.863        89.25       593
5.000 - 5.499                             488       61,213,030.89        5.31     125,436.54    8.255        82.12       567
5.500 - 5.999                             323       36,920,458.06        3.21     114,304.82    8.724        75.42       541
6.000 - 6.499                             102       14,330,570.54        1.24     140,495.79    9.102        75.29       533
6.500 - 6.999                             144       10,622,605.85        0.92      73,768.10   10.050        81.19       542
7.000 - 7.499                              13        1,263,866.50        0.11      97,220.50   10.406        84.82       535
7.500 - 7.999                               1          297,166.35        0.03     297,166.35   10.625        85.00       587
8.000 - 8.499                               2           90,747.97        0.01      45,373.99   10.307        78.87       587
----------------------------------------------------------------------------------------------------------------------------
Total:                                  6,877   $1,151,745,381.17      100.00%   $167,477.88    6.768%       81.00%      618


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Initial Interest                         of         Principal       Principal     Principal    Gross     Original     Credit
Rate Cap (%)                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
2.000                                     208      $46,206,498.05        4.01%   $222,146.63    6.318%       75.82%      638
3.000                                   6,669    1,105,538,883.12       95.99     165,772.81    6.787        81.22       617
----------------------------------------------------------------------------------------------------------------------------
Total:                                  6,877   $1,151,745,381.17      100.00%   $167,477.88    6.768%       81.00%      618


DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Periodic Interest                        of         Principal       Principal     Principal    Gross     Original     Credit
Rate Cap (%)                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
1.000                                   6,825   $1,138,635,781.35       98.86%   $166,833.08    6.763%       81.08%      618
2.000                                      52       13,109,599.82        1.14     252,107.69    7.161        73.53       613
----------------------------------------------------------------------------------------------------------------------------
Total:                                  6,877   $1,151,745,381.17      100.00%   $167,477.88    6.768%       81.00%      618


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Next Rate                                of         Principal       Principal     Principal    Gross     Original     Credit
Adjustment Date                        Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
March 2006                                  3         $710,450.48        0.06%   $236,816.83    7.652%       71.34%      561
April 2006                                 30        8,193,386.98        0.71     273,112.90    6.991        72.26       616
May 2006                                   18        4,145,762.36        0.36     230,320.13    7.420        76.58       616
June 2006                                   1           60,000.00        0.01      60,000.00    6.625        62.50       635
July 2006                                   1           24,743.24        0.00      24,743.24   12.125        62.50       501
August 2006                                 1           87,225.66        0.01      87,225.66    7.125        80.00       688
September 2006                              8        1,254,157.22        0.11     156,769.65    7.677        84.71       581
October 2006                                1           71,805.56        0.01      71,805.56    9.375        95.00       585
November 2006                               5        1,234,815.21        0.11     246,963.04    7.604        80.63       633
December 2006                              17        2,317,129.43        0.20     136,301.73    7.902        84.49       604
January 2007                               31        5,604,133.05        0.49     180,778.49    6.974        84.39       607
February 2007                              21        4,762,812.70        0.41     226,800.60    6.822        83.28       625
March 2007                                234       42,240,493.64        3.67     180,514.93    6.966        81.67       618
April 2007                              3,177      518,948,258.18       45.06     163,345.38    6.815        81.07       616
May 2007                                3,100      518,014,076.23       44.98     167,101.31    6.729        81.19       618
June 2007                                  73       10,979,233.00        0.95     150,400.45    6.902        83.64       620
February 2008                               1          258,906.34        0.02     258,906.34    5.750        75.36       634
March 2008                                  5        1,171,959.51        0.10     234,391.90    6.323        84.50       647
April 2008                                 76       15,231,082.58        1.32     200,408.98    5.955        76.32       648
May 2008                                   72       15,923,349.80        1.38     221,157.64    5.999        76.70       648
June 2008                                   2          511,600.00        0.04     255,800.00    5.717        72.22       673
----------------------------------------------------------------------------------------------------------------------------
Total:                                  6,877   $1,151,745,381.17      100.00%   $167,477.88    6.768%       81.00%      618


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2)
--------------------------------------------------------------------------------

Collateral Summary
--------------------------------------------------------------------------------
Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $479,645,824.64
Number of Mortgage Loans:                                     1,554
Average Scheduled Principal Balance:                    $308,652.40
Weighted Average Gross Coupon:                                6.446%
Weighted Average Original Credit Score(3):                      634
Weighted Average Original LTV Ratio:                          82.77%
Weighted Average Original Combined LTV Ratio(1):              88.16%
Weighted Average Stated Remaining Term (months):                354
Weighted Average Original Term (months):                        355
Weighted Average Roll Term (months):                             23
Weighted Average Gross Margin(2):                             3.287%
Weighted Average Initial Rate Cap(2):                         2.948%
Weighted Average Periodic Rate Cap(2):                        1.017%
Weighted Average Gross Maximum Lifetime Rate(2):             12.450%
Weighted Average Gross Minimum Lifetime Rate(2):              3.287%
--------------------------------------------------------------------------------

(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Includes adjustable-rate Mortgage Loans only.
(3)   Does not include loans with no credit score available.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Product Type                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                 16       $7,392,558.80        1.54%   $462,034.93    6.808%       71.83%      628
2Y/6M Libor Arm                         1,391      418,511,770.16       87.25     300,871.15    6.468        83.88       631
3Y/6M Libor Arm                            43       15,427,383.07        3.22     358,776.35    5.787        76.29       654
Balloon 360/180                            27        9,904,807.32        2.07     366,844.72    6.366        80.98       669
Fixed 15 Yr                                 5        2,426,967.31        0.51     485,393.46    6.388        68.59       647
Fixed 30 Yr                                72       25,982,337.98        5.42     360,865.81    6.412        73.86       655
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Current Gross                            of         Principal       Principal     Principal    Gross     Original     Credit
Mortgage Rate (%)                      Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               1         $434,367.64        0.09%   $434,367.64    3.950%       76.99%      772
4.000 - 4.499                               7        2,115,486.67        0.44     302,212.38    4.209        83.57       659
4.500 - 4.999                              91       30,242,717.94        6.31     332,337.56    4.834        76.45       668
5.000 - 5.499                             132       39,890,840.51        8.32     302,203.34    5.272        78.82       660
5.500 - 5.999                             350      122,752,018.64       25.59     350,720.05    5.774        78.31       647
6.000 - 6.499                             195       60,898,913.63       12.70     312,302.12    6.249        81.08       636
6.500 - 6.999                             301       99,505,203.49       20.75     330,582.07    6.730        83.45       627
7.000 - 7.499                             146       38,824,897.13        8.09     265,923.95    7.254        90.34       623
7.500 - 7.999                             210       56,724,797.59       11.83     270,118.08    7.725        90.43       608
8.000 - 8.499                              55       12,861,136.28        2.68     233,838.84    8.268        94.31       604
8.500 - 8.999                              46       11,072,134.77        2.31     240,698.58    8.716        87.23       583
9.000 - 9.499                               4          757,509.93        0.16     189,377.48    9.253        86.80       573
9.500 - 9.999                               9        2,078,347.67        0.43     230,927.52    9.685        83.29       548
10.000 - 10.499                             3          632,064.81        0.13     210,688.27   10.190        85.00       589
10.500 - 10.999                             4          855,387.94        0.18     213,846.99   10.745        84.07       545
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Current Unpaid                           of         Principal       Principal     Principal    Gross     Original     Credit
Principal Balance ($)                  Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                   215      $35,343,757.94        7.37%   $164,389.57    6.834%       86.85%      630
175,000.01 - 200,000.00                   255       47,877,593.87        9.98     187,755.27    6.717        85.97       633
200,000.01 - 225,000.00                   161       34,250,700.01        7.14     212,737.27    6.668        86.35       636
225,000.01 - 250,000.00                   117       27,757,111.80        5.79     237,240.27    6.725        86.46       629
250,000.01 - 275,000.00                    92       24,159,760.57        5.04     262,606.09    6.620        86.12       634
275,000.01 - 300,000.00                    76       21,801,399.72        4.55     286,860.52    6.353        84.38       632
300,000.01 - 325,000.00                    54       16,869,839.61        3.52     312,404.44    6.648        88.01       638
325,000.01 - 359,650.00                    90       31,069,004.51        6.48     345,211.16    6.398        85.56       642
359,650.01 - 500,000.00                   333      137,598,201.02       28.69     413,207.81    6.334        81.41       630
500,000.01 -1,000,000.00                  161      102,918,455.59       21.46     639,245.07    6.145        76.69       641
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Original        Original     Avg. Orig.    Avg.     Wtd. Avg.     Avg.
Original                                 of         Principal       Principal     Principal    Gross     Original     Credit
Principal Balance ($)                  Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                   213      $35,043,961.00        7.29%   $164,525.64    6.844%       86.91%      629
175,000.01 - 200,000.00                   257       48,295,966.00       10.05     187,922.05    6.710        85.93       633
200,000.01 - 225,000.00                   161       34,298,586.00        7.14     213,034.70    6.668        86.35       636
225,000.01 - 250,000.00                   116       27,548,419.00        5.73     237,486.37    6.741        86.55       629
250,000.01 - 275,000.00                    93       24,446,038.00        5.09     262,860.62    6.603        86.02       635
275,000.01 - 300,000.00                    76       21,837,440.00        4.55     287,334.74    6.353        84.38       632
300,000.01 - 325,000.00                    54       16,895,704.00        3.52     312,883.41    6.648        88.01       638
325,000.01 - 359,650.00                    77       26,441,947.00        5.50     343,401.91    6.421        85.82       642
359,650.01 - 500,000.00                   346      142,490,417.00       29.66     411,822.01    6.332        81.50       630
500,000.01 -1,000,000.00                  161      103,087,136.00       21.46     640,292.77    6.145        76.69       641
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $480,385,614.00      100.00%   $309,128.45    6.445%       82.77%      634

(1) All weighted averages based on Original Principal Balance.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Remaining Term                           of         Principal       Principal     Principal    Gross     Original     Credit
(months)                               Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
121 - 180                                  32      $12,331,774.63        2.57%   $385,367.96    6.370%       78.54%      665
301 - 360                               1,522      467,314,050.01       97.43     307,039.45    6.448        82.88       633
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Original Term                            of         Principal       Principal     Principal    Gross     Original     Credit
(months)                               Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
121 - 180                                  32      $12,331,774.63        2.57%   $385,367.96    6.370%       78.54%      665
241 - 360                               1,522      467,314,050.01       97.43     307,039.45    6.448        82.88       633
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Original LTV (%)                       Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                1         $649,189.17        0.14%   $649,189.17    5.950%       20.33%      624
25.01 - 30.00                               1          379,572.34        0.08     379,572.34    8.875        29.23       539
30.01 - 35.00                               1          400,097.46        0.08     400,097.46    5.950        33.38       576
35.01 - 40.00                               3        1,420,276.96        0.30     473,425.65    7.187        38.15       577
40.01 - 45.00                               2        1,036,330.95        0.22     518,165.48    5.826        43.27       606
45.01 - 50.00                               4        1,836,137.99        0.38     459,034.50    6.176        49.47       597
50.01 - 55.00                              12        5,036,684.98        1.05     419,723.75    5.893        52.42       624
55.01 - 60.00                              17        6,466,956.32        1.35     380,409.20    6.199        57.25       613
60.01 - 65.00                              23        8,706,244.10        1.82     378,532.35    6.013        62.88       643
65.01 - 70.00                              45       21,017,931.02        4.38     467,065.13    5.837        68.19       637
70.01 - 75.00                              77       35,889,013.67        7.48     466,091.09    6.233        73.89       618
75.01 - 80.00                             658      192,376,063.71       40.11     292,364.84    5.946        79.76       642
80.01 - 85.00                             122       42,538,415.59        8.87     348,675.54    6.780        84.56       615
85.01 - 90.00                             225       71,467,244.63       14.90     317,632.20    6.893        89.71       629
90.01 - 95.00                             130       36,425,350.12        7.59     280,195.00    7.191        94.88       634
95.01 - 100.00                            233       54,000,315.63       11.26     231,761.01    7.391        99.98       646
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Original                                 of         Principal       Principal     Principal    Gross     Original     Credit
Combined LTV (%)                       Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                1         $649,189.17        0.14%   $649,189.17    5.950%       20.33%      624
25.01 - 30.00                               1          379,572.34        0.08     379,572.34    8.875        29.23       539
30.01 - 35.00                               1          400,097.46        0.08     400,097.46    5.950        33.38       576
35.01 - 40.00                               3        1,420,276.96        0.30     473,425.65    7.187        38.15       577
40.01 - 45.00                               1          399,515.91        0.08     399,515.91    4.950        44.44       639
45.01 - 50.00                               5        2,472,953.03        0.52     494,590.61    6.227        47.68       594
50.01 - 55.00                               8        3,257,952.57        0.68     407,244.07    6.014        52.10       609
55.01 - 60.00                              14        5,303,313.29        1.11     378,808.09    6.237        57.15       609
60.01 - 65.00                              21        7,753,337.01        1.62     369,206.52    6.103        62.91       631
65.01 - 70.00                              43       19,999,357.84        4.17     465,101.35    5.858        68.16       635
70.01 - 75.00                              64       29,266,396.96        6.10     457,287.45    6.252        73.84       611
75.01 - 80.00                             195       72,284,980.02       15.07     370,692.21    6.228        79.08       627
80.01 - 85.00                             122       43,728,972.90        9.12     358,434.20    6.720        83.70       618
85.01 - 90.00                             239       79,749,680.55       16.63     333,680.67    6.800        88.03       633
90.01 - 95.00                             161       47,934,969.62        9.99     297,732.73    6.908        91.05       637
95.01 - 100.00                            675      164,645,259.01       34.33     243,918.90    6.297        86.41       649
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION OF MI COVERAGE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
MI Coverage                            Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                         844     $275,214,498.67       57.38%   $326,083.53    5.994%       75.71%      636
MGIC                                      129       40,743,025.81        8.49     315,837.41    6.810        90.23       631
PMI MTGE.                                 119       32,916,955.03        6.86     276,613.07    7.175        93.73       634
REPUBLIC                                  150       40,820,889.24        8.51     272,139.26    7.149        93.36       633
Radian GUARANTEE                           73       23,547,497.27        4.91     322,568.46    6.820        89.58       629
TRIAD                                     125       34,059,600.78        7.10     272,476.81    7.172        93.32       631
UNITED GTY                                114       32,343,357.84        6.74     283,713.67    7.164        92.84       630
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
State                                  Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
California                                389     $155,069,966.72       32.33%   $398,637.45    6.014%       79.07%      637
Maryland                                  127       36,994,964.00        7.71     291,298.93    6.729        84.71       631
Florida                                   108       29,384,294.55        6.13     272,076.80    6.597        85.54       635
Virginia                                   93       28,343,830.83        5.91     304,772.37    6.591        85.41       630
Arizona                                    60       18,378,940.60        3.83     306,315.68    6.731        86.04       626
Washington                                 60       15,508,160.06        3.23     258,469.33    6.240        83.24       630
Illinois                                   59       14,207,856.49        2.96     240,811.13    7.298        88.63       622
Colorado                                   55       15,029,261.32        3.13     273,259.30    6.014        80.79       653
Nevada                                     55       18,350,433.41        3.83     333,644.24    6.430        82.49       641
Georgia                                    42       10,785,891.93        2.25     256,806.95    6.659        87.06       619
New Jersey                                 38       12,131,189.22        2.53     319,241.82    7.114        82.60       631
Texas                                      38        8,896,605.27        1.85     234,121.19    6.849        84.81       628
New York                                   35       15,307,587.38        3.19     437,359.64    6.378        79.80       638
North Carolina                             34        8,188,351.20        1.71     240,833.86    7.025        86.81       638
Minnesota                                  31        8,422,241.88        1.76     271,685.22    6.522        81.21       633
Massachusetts                              28        8,439,467.76        1.76     301,409.56    6.431        84.37       657
Oregon                                     28        7,591,803.56        1.58     271,135.84    6.146        80.22       679
Pennsylvania                               22        5,703,057.51        1.19     259,229.89    6.794        87.38       622
Other                                     252       62,911,920.95       13.12     249,650.48    6.803        85.53       625
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%    308,652.40    6.446%       82.77%      634


DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                  Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.    Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross    Original     Credit
Occupancy Type                         Loans         Balance         Balance       Balance     Coupon      LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Owner Occupied                          1,538     $472,129,201.03       98.43%   $306,976.07    6.447%      83.00%      635
Investor                                    7        3,060,435.04        0.64     437,205.01    6.214       66.46       606
Second Home                                 9        4,456,188.57        0.93     495,132.06    6.437       69.51       612
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40   6.446 %      82.77%      634


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Property Type                          Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Single Fam Detached                     1,422     $445,330,379.42       92.85%   $313,171.86    6.457%       82.65%      633
Lowrise Condo Sf                          110       27,674,225.45        5.77     251,583.87    6.359        85.46       643
2-4 Family                                 15        4,546,240.64        0.95     303,082.71    5.952        80.51       663
Highrise Condo Sf                           7        2,094,979.13        0.44     299,282.73    6.284        78.31       625
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Loan Purpose                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Purchase                                1,235     $324,568,449.98       67.67%   $262,808.46    6.538%       85.62%      637
Cash Out                                  303      145,784,247.36       30.39     481,136.13    6.244        76.88       628
Rate/Term Refi                             16        9,293,127.30        1.94     580,820.46    6.390        75.66       637
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Documentation Type                     Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Full Doc                                1,252     $362,896,668.87       75.66%   $289,853.57    6.525%       84.05%      631
Full Doc with 6 Mo. Bank Statements         5        2,192,879.16        0.46     438,575.83    6.688        75.93       605
Full Doc with 12 Mo. Bank Statements      297      114,556,276.61       23.88     385,711.37    6.189        78.85       645
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Credit Score                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
500 - 525                                  17       $4,027,419.29        0.84%   $236,907.02    8.841%       78.71%      517
526 - 550                                  35        9,841,072.62        2.05     281,173.50    8.038        72.86       542
551 - 575                                  98       31,658,660.51        6.60     323,047.56    7.012        79.58       565
576 - 600                                 232       69,491,929.06       14.49     299,534.18    6.803        81.27       589
601 - 625                                 341      104,916,497.88       21.87     307,673.01    6.563        83.46       614
626 - 650                                 320       96,815,270.90       20.18     302,547.72    6.413        84.16       638
651 - 675                                 239       76,188,599.75       15.88     318,780.75    6.044        84.53       663
676 - 700                                 136       44,594,283.52        9.30     327,899.14    5.912        83.21       686
701 - 725                                  65       20,319,934.77        4.24     312,614.38    5.884        82.01       710
726 - 750                                  31        9,356,628.76        1.95     301,826.73    5.799        81.69       736
751 - 775                                  22        6,404,509.69        1.34     291,114.08    6.022        83.81       761
776 - 800                                  15        4,734,437.36        0.99     315,629.16    5.754        78.06       786
Not Available                               3        1,296,580.53        0.27     432,193.51    6.920        82.79    NO DATA
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Prepayment Penalty                     Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                      1,124     $329,985,387.75       68.80%   $293,581.31%   6.303%       83.02%      633
No Prepay Penalty                         430      149,660,436.89       31.20     348,047.53    6.760        82.22       638
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Prepayment Penalty                       of         Principal       Principal     Principal    Gross     Original     Credit
Term (months)                          Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
None                                      430     $149,660,436.89       31.20%   $348,047.53    6.760%       82.22%      638
24                                      1,002      285,470,958.42       59.52     284,901.16    6.323        84.19       629
36                                        122       44,514,429.33        9.28     364,872.37    6.178        75.52       657
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Lien Type                              Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
First Lien                              1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,554     $479,645,824.64      100.00%   $308,652.40    6.446%       82.77%      634


DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Maximum                                  of         Principal       Principal     Principal    Gross     Original     Credit
Mortgage Rate ( %)                     Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                               1         $434,367.64        0.10%   $434,367.64    3.950%       76.99       772
10.000 - 10.499                             7        2,115,486.67        0.48     302,212.38    4.209        83.57       659
10.500 - 10.999                            89       29,702,044.11        6.73     333,730.83    4.833        76.41       668
11.000 - 11.499                           128       38,943,780.46        8.82     304,248.28    5.271        78.81       660
11.500 - 11.999                           315      109,645,577.50       24.84     348,081.20    5.763        78.98       643
12.000 - 12.499                           182       55,428,895.39       12.56     304,554.37    6.250        81.63       633
12.500 - 12.999                           269       86,656,528.10       19.64     322,143.23    6.736        84.54       626
13.000 - 13.499                           137       36,614,833.17        8.30     267,261.56    7.257        90.80       622
13.500 - 13.999                           202       53,747,183.31       12.18     266,075.16    7.729        91.28       608
14.000 - 14.499                            54       12,647,570.56        2.87     234,214.27    8.268        94.29       604
14.500 - 14.999                            46       11,072,134.77        2.51     240,698.58    8.716        87.23       583
15.000 - 15.499                             4          757,509.93        0.17     189,377.48    9.253        86.80       573
15.500 - 15.999                             9        2,078,347.67        0.47     230,927.52    9.685        83.29       548
16.000 - 16.499                             3          632,064.81        0.14     210,688.27   10.190        85.00       589
16.500 - 16.999                             4          855,387.94        0.19     213,846.99   10.745        84.07       545
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,450     $441,331,712.03      100.00%   $304,366.70    6.450%       83.41%      632


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Minimum                                  of         Principal       Principal     Principal    Gross     Original     Credit
Mortgage Rate (%)                      Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
<= 0.499                                    1         $600,315.53        0.14%   $600,315.53    5.625%       75.00%      648
1.500 - 1.999                              24       11,571,296.64        2.62     482,137.36    5.217        77.40       704
2.000 - 2.499                             227       73,908,584.84       16.75     325,588.48    5.434        76.29       671
2.500 - 2.999                             354      105,984,995.13       24.01     299,392.64    5.856        78.42       632
3.000 - 3.499                             209       73,037,346.44       16.55     349,460.99    6.381        81.77       629
3.500 - 3.999                             203       63,083,607.15       14.29     310,756.69    6.761        88.13       626
4.000 - 4.499                             174       47,302,417.49       10.72     271,852.97    7.253        92.88       624
4.500 - 4.999                             174       43,843,151.86        9.93     251,972.14    7.721        93.46       600
5.000 - 5.499                              50       13,766,519.01        3.12     275,330.38    8.097        88.37       585
5.500 - 5.999                              16        4,422,931.73        1.00     276,433.23    8.602        82.18       562
6.000 - 6.499                              12        2,401,293.96        0.54     200,107.83    9.272        83.30       545
6.500 - 6.999                               4          947,236.54        0.21     236,809.14    9.987        85.00       567
7.000 - 7.499                               1          164,849.36        0.04     164,849.36   10.950        85.00       539
7.500 - 7.999                               1          297,166.35        0.07     297,166.35   10.625        85.00       587
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,450     $441,331,712.03      100.00%   $304,366.70    6.450%       83.41%      632


DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
                                         of         Principal       Principal     Principal    Gross     Original     Credit
Gross Margin (%)                       Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                               1         $600,315.53        0.14%   $600,315.53    5.625%       75.00%      648
1.500 - 1.999                              24       11,571,296.64        2.62     482,137.36    5.217        77.40       704
2.000 - 2.499                             227       73,908,584.84       16.75     325,588.48    5.434        76.29       671
2.500 - 2.999                             354      105,984,995.13       24.01     299,392.64    5.856        78.42       632
3.000 - 3.499                             209       73,037,346.44       16.55     349,460.99    6.381        81.77       629
3.500 - 3.999                             203       63,083,607.15       14.29     310,756.69    6.761        88.13       626
4.000 - 4.499                             174       47,302,417.49       10.72     271,852.97    7.253        92.88       624
4.500 - 4.999                             174       43,843,151.86        9.93     251,972.14    7.721        93.46       600
5.000 - 5.499                              50       13,766,519.01        3.12     275,330.38    8.097        88.37       585
5.500 - 5.999                              16        4,422,931.73        1.00     276,433.23    8.602        82.18       562
6.000 - 6.499                              12        2,401,293.96        0.54     200,107.83    9.272        83.30       545
6.500 - 6.999                               4          947,236.54        0.21     236,809.14    9.987        85.00       567
7.000 - 7.499                               1          164,849.36        0.04     164,849.36   10.950        85.00       539
7.500 - 7.999                               1          297,166.35        0.07     297,166.35   10.625        85.00       587
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,450     $441,331,712.03      100.00%   $304,366.70    6.450%       83.41%      632


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                     Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.        Avg.     Wtd. Avg.     Avg.
Initial Interest                         of         Principal       Principal     Principal     Gross     Original     Credit
Rate Cap (%)                           Loans         Balance         Balance       Balance      Coupon       LTV       Score
-----------------------------------------------------------------------------------------------------------------------------
2.000                                      59      $22,819,941.87        5.17%   $386,778.68     6.118%       74.85%      645
3.000                                   1,391      418,511,770.16       94.83     300,871.15     6.468        83.88       631
-----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,450     $441,331,712.03      100.00%   $304,366.70%    6.450%       83.41%      632


DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Periodic Interest                        of         Principal       Principal     Principal    Gross     Original     Credit
Rate Cap (%)                           Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
1.000                                   1,434     $433,939,153.23       98.32%   $302,607.50    6.444%       83.61%      632
2.000                                      16        7,392,558.80        1.68     462,034.93    6.808        71.83       628
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,450     $441,331,712.03      100.00%   $304,366.70    6.450%       83.41%      632


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

The Mortgage Loans (Group 2 Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------

                                                                      % of
                                                                     Pool by                    Wtd.                   Wtd.
                                       Number        Unpaid          Unpaid          Avg.       Avg.     Wtd. Avg.     Avg.
Next Rate                                of         Principal       Principal     Principal    Gross     Original     Credit
Adjustment Date                        Loans         Balance         Balance       Balance     Coupon       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
March 2006                                  1         $369,170.63        0.08%   $369,170.63    7.500%       76.29%      554
April 2006                                  9        5,041,928.35        1.14     560,214.26    6.611        71.67       632
May 2006                                    6        1,981,459.82        0.45     330,243.30    7.182        71.41       631
September 2006                              3          733,963.22        0.17     244,654.41    7.267        82.25       582
November 2006                               3        1,044,107.91        0.24     348,035.97    7.631        83.33       633
December 2006                               3          626,490.16        0.14     208,830.05    8.182        83.19       586
January 2007                               12        3,200,154.35        0.73     266,679.53    6.791        87.04       610
February 2007                               6        2,544,920.43        0.58     424,153.41    6.708        87.83       641
March 2007                                 55       18,449,275.62        4.18     335,441.37    6.684        82.87       633
April 2007                                632      187,526,281.15       42.49     296,718.80    6.491        84.05       631
May 2007                                  655      199,285,878.32       45.16     304,253.25    6.397        83.64       632
June 2007                                  22        5,100,699.00        1.16     231,849.95    6.723        87.20       644
March 2008                                  1          356,571.14        0.08     356,571.14    6.375        85.00       637
April 2008                                 21        6,477,562.10        1.47     308,455.34    5.847        78.52       652
May 2008                                   20        8,431,649.83        1.91     421,582.49    5.724        74.14       656
June 2008                                   1          161,600.00        0.04     161,600.00    5.375        80.00       621
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,450     $441,331,712.03      100.00%   $304,366.70    6.450%       83.41%      632

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.